As filed with the Securities and Exchange Commission on February 13, 2004
                                                Registration No.  333-______
------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.
                                  -----------

                                   FORM S-3
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933


                               SELECT ASSET INC.

            (Exact name of registrant as specified in its charter)


             Delaware                               6189                         13-4029392
 (State or other jurisdiction           (Primary standard industrial          (I.R.S. Employer
of incorporation or organization)        classification code number)        Identification Number)

                              745 Seventh Avenue
                           New York, New York 10019
                                (212) 526-7000
      (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                --------------


                                William Cronin
                                   President
                               Select Asset Inc.
                              745 Seventh Avenue
                           New York, New York 10019
                                (212) 526-7000
         (Name and address, including zip code, and telephone number, including area code, of agent for service)
                                --------------
                                  Copies to:


        Paul Mitrokostas                              Cathy Kaplan, Esq.
        Select Asset Inc.                        Sidley Austin Brown & Wood LLP
       745 Seventh Avenue                              787 Seventh Avenue
      New York, New York 10019                      New York, New York 10019
                                --------------

     Approximate date of commencement of proposed sale to the public: As soon as practicable after the registration statement becomes effective.
     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, check the following box. |X|
     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. | |
     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. | |
     If this Form is post-effective amendment filed pursuant to Rule 462(d) under that Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. | |
     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. | |

                                --------------

                        CALCULATION OF REGISTRATION FEE

                                                                                              Proposed Maximum
                                            Offering Amount       Proposed Maximum Price          Amount of            Registration
Title of Securities Being Registered        to be Registered            Per Unit(1)          Offering Price (1)            Fee
------------------------------------        ----------------            -----------          ------------------            ---
          Trust Certificates                  $1,000,000                   100%                  $1,000,000              $126.70

-------------------------
(1) Estimated solely for the purpose of calculating the registration fee.

--------------
The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

                               EXPLANATORY NOTE

          This registration statement includes a basic prospectus with a corresponding form of prospectus supplement for offering series of certificates representing the entire beneficial ownership interest in various trusts to be created from time to time, the assets of which will consist primarily of a publicly issued, fixed income debt security or pool of such debt securities together with certain other assets as described herein deposited in trust by Select Asset Inc.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange is effective. This prospectus is not an offer to sell and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.





                    Subject to Completion Dated [ ], 200[ ]

Prospectus Supplement
(To Prospectus Dated [  ], 200[  ])

                                   [       ]
                        [ ] BACKED TRUST CERTIFICATES,
                   [           ] Series 200[ ]-[ ], Class [ ]
(Underlying Securities will be [        ] due [     ] issued by [             ])

                            NUMBER OF       [INITIAL]     PRICE TO  UNDERWRITING
                           CERTIFICATES   INTEREST RATE    PUBLIC     DISCOUNT
[Class [  ] Certificates]  $[        ]  [[ ]%] [Variable]   $[ ]        $[ ]
[Class [  ] Certificates]  $[        ]  [[ ]%] [Variable]   $[ ]        $[ ]
                ----------------------------------------------

                        The Trust
THE CERTIFICATES
WILL REPRESENT          o  will be formed pursuant to a Trust Agreement between
NON-RECOURSE               Select Asset Inc., as depositor, and   [ ], as
OBLIGATIONS OF             trustee, for the sole purpose of issuing the
THE TRUST ONLY             Certificates.
AND WILL NOT
REPRESENT AN            o  will issue [  ] classes of certificates, [all of
INTEREST IN OR             which] [of which only the Class [  ] Certificates]
OBLIGATION OF              are offered hereby.
SELECT ASSET INC.,
THE TRUSTEE OR          The Certificates
ANY OF THEIR
AFFILIATES.             o  will represent an undivided beneficial interest in
                           the assets of the Trust, which will consist
                           [primarily] [solely] of the Underlying Securities described herein.

                        o  currently have no trading market.

                        o will not be insured or guaranteed by any governmental agency.

YOU SHOULD REVIEW THE INFORMATION IN THE SECTION ENTITLED "RISK FACTORS" BEGINNING ON PAGE S-13 OF THIS PROSPECTUS SUPPLEMENT AND ON PAGE 4 OF THE ACCOMPANYING PROSPECTUS PRIOR TO MAKING A DECISIONS TO INVEST IN THE CERTIFICATES.

For complete information about the offered certificates, read both this prospectus supplement and the accompanying prospectus. This prospectus supplement must be accompanied by the prospectus if it is being used to offer and sell the offered certificates.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the offered certificates or passed upon the adequacy or accuracy of this prospectus supplement. Any representation to the contrary is a criminal offense.

Subject to the satisfaction of certain conditions, the underwriter[s] named below will purchase the offered certificates from Select Asset Inc. See "Method of Distribution" in this prospectus supplement. The offered certificates will be issued in book-entry form only on or about [ ], 200[ ].

                           ------------------------
                                Lehman Brothers
                                  [ ], 200[ ]

             IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS
             PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS

We provide information to you about the certificates in two separate documents that progressively provide more detail: (a) the accompanying prospectus, which provides general information, some of which does not apply to your series of certificates and (b) this prospectus supplement, which describes the specific terms of your series of certificates.

If the terms of your series of certificates vary between this prospectus supplement and the accompanying prospectus, you should rely on the information in this prospectus supplement. It is important for you to read and consider all of the information contained in both this prospectus supplement and the accompanying prospectus in making your investment decision.

We include cross-references in this prospectus supplement and the accompanying prospectus to captions in these materials where you can find further related discussions. Unless otherwise stated, cross-references in this prospectus supplement are to captions in this prospectus supplement. The following table of contents provides the pages on which these captions are located.

                               TABLE OF CONTENTS

                             Prospectus Supplement

Summary of Principal Economic Terms.........................................S-4
Summary of Prospectus Supplement............................................S-9
Formation of the Trust.....................................................S-13
Risk Factors...............................................................S-13
Description of the Deposited Assets........................................S-15
[Description of Credit Support]............................................S-20
Description of the Certificates............................................S-21
Description of the Trust Agreement.........................................S-26
Certain Legal Aspects of the Deposited Assets..............................S-29
Material Federal Income Tax Consequences...................................S-29
ERISA Considerations.......................................................S-34
Method of Distribution.....................................................S-35
Listing  ..................................................................S-36
Ratings  ..................................................................S-36
Legal Opinions.............................................................S-37
Index of Terms for Prospectus Supplement...................................S-38

                                  Prospectus


Important Notice about Information Presented in this Prospectus and the Accompanying Prospectus Supplement..................................2
Where You Can Find More Information...........................................3
Incorporation of Certain Documents by Reference...............................3
Reports to Certificateholders.................................................4
Important Currency Information................................................4
Risk Factors..................................................................4
The Depositor.................................................................7
Use of Proceeds...............................................................8
Formation of the Trusts.......................................................8
Maturity and Yield Considerations.............................................9
Description of the Certificates..............................................11
Description of Deposited Assets and Credit Support...........................27
Description of the Trust Agreement...........................................40
Currency Risks...............................................................51

Plan of Distribution.........................................................53
Legal Opinions...............................................................54

You can find a listing of the pages where capitalized terms used in this prospectus supplement and the accompanying prospectus are defined under the caption "Index of Terms for Prospectus Supplement" beginning on page S-38 of this document.

THE UNDERWRITER[S] MAY ENGAGE IN TRANSACTIONS THAT STABILIZE, MAINTAIN OR OTHERWISE AFFECT THE PRICE OF THE CERTIFICATES, INCLUDING OVER-ALLOTMENT, STABILIZING AND SHORT-COVERING TRANSACTIONS IN SUCH SECURITIES AND THE IMPOSITION OF PENALTY BIDS, IN EACH CASE IN CONNECTION WITH THE OFFERING OF THE CERTIFICATES. FOR A DESCRIPTION OF THESE ACTIVITIES, SEE "METHOD OF DISTRIBUTION."

                           ------------------------

For 90 days following the date of this prospectus supplement, all dealers selling the offered certificates are required to deliver a prospectus supplement and prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriter of the offered certificates and with respect to their unsold allotments or subscriptions.

You should rely only on the information contained or incorporated by reference in this prospectus supplement and the accompanying prospectus. We have not authorized anyone to provide you with different information.

We are not offering the offered certificates in any state where the offer is not permitted.

We do not claim that the information in this prospectus supplement and the accompanying prospectus is accurate as of any date other than the dates stated on the respective covers.

                      SUMMARY OF PRINCIPAL ECONOMIC TERMS

          This summary highlights the principal economic terms of the Class [ ] Certificates being issued by the Trust and offered by this Prospectus Supplement and of the Underlying Securities. It does not contain all of the information that you need to consider in making your investment decision. To understand all of the terms of the offering of the Class [ ] Certificates, you should carefully read this prospectus supplement and the accompanying prospectus in full. Certain capitalized terms used in this prospectus supplement are defined on the pages indicated in the "Index of Terms for Prospectus Supplement."

The Certificates
----------------

  The Trust..............................................   Select Asset Inc., as depositor, and [  ], as trustee, will form the
                                                            [  ] Backed Trust Certificates, [         ] Series 200[  ]-[  ] Trust
                                                            (the "Trust").

  Securities Offered.....................................   [  ] Backed Trust Certificates, [         ] Series 200[  ]-[  ],
                                                            consisting of Class [  ] Certificates [[,] [and] Class [  ]
                                                            Certificates [and specify others]].  [The Trust will also issue Class
                                                            [  ]  Certificates, which are not being offered hereby.]  The Class
                                                            [  ] Certificates [and the Class [  ] Certificates] are collectively referred to herein as the "Certificates."

  [Initial Number of Class [  ] Certificates]............   [    ].

  [Notional Amount of Class [  ] Certificates]...........   [$] [    ].

  Initial Certificate Principal Balance..................   [$] [    ].

  Final Scheduled Distribution Date......................   [    ].

  [Initial] Interest Rate................................   [The Variable Interest Rates applicable to the calculation of the interest distributable on any Distribution Date on the certificates
                                                            [(other than the Class [  ] Certificates)] are equal to [describe method for determining variable rates].  The initial Variable Interest
                                                            Rates for the Class [  ] Certificates [,] [and] the Class [  ]
                                                            Certificates [and specify others] are approximately [  ]% [,] [and]
                                                            [  ]% [and [  ]%] per annum, respectively.] [The Interest Rate applicable to the calculation of the interest distributable on any
                                                            Distribution Date on the [specify classes] Certificates is fixed at
                                                            [  ]% [and [  ]%, respectively,] per annum.] [[    ]% per annum.]

  Deposited Assets.......................................   The Deposited Assets will consist [solely] [primarily] of the
                                                            Underlying Securities [and describe any assets which relate to the
                                                            Underlying Securities]. See "--The Underlying Securities" [, "--Other
                                                            Deposited Assets"] and "Description of the Deposited Assets."

  Original Issue Date....................................   [   ].



                                                               S-4

  Cut-off Date...........................................   [   ].

  Distribution Date[s]...................................   [   ], or if any such date is not a Business Day, the next succeeding
                                                            Business Day, commencing [   ].

  Record Date............................................   The [   ] day immediately preceding each Distribution Date.

  [Optional Call]........................................   [On any Business Day that any holder of Call Warrants designates as a
                                                            Call Date occurring (i) on or after [     ], (ii) after the Underlying
                                                            Securities Issuer announces that it will redeem, prepay or otherwise make an unscheduled payment on the Underlying Securities, (iii) after the Trustee notifies the certificateholders of any proposed sale of the Underlying Securities following the occurrence of an Underlying
                                                            Securities Event of Default or an SEC Reporting Failure (each as herein defined), or (iv) on the date on which the Underlying
                                                            Securities Issuer or affiliate thereof consummates a tender offer for some or all of the Underlying Securities, the Class [ ] Certificates
                                                            may be called, in whole or in part, at a call price equal to [the outstanding principal balance thereof, plus any accrued and unpaid interest to the Call Date] [describe other possible call prices].

  Denominations; Specified Currency......................   The Class [  ] Certificates [,] [and] Class [  ] Certificates [and
                                                            specify others] will be denominated and payable in [U.S. dollars] [   ]
                                                            (the "Specified Currency") and will each have an initial [principal]
                                                            [notional] balance of $[  ].

  Interest Accrual Periods...............................   [Monthly] [Quarterly] [Semi-annual] periods (or, in the case of the first Interest Accrual Period, from and including the Original Issue
                                                            Date to, but excluding, the first Distribution Date).

  Form of Security.......................................   [Book-entry certificates with The Depository Trust Company ("DTC")].
                                                            See "Description of the Certificates--General." Distributions will be settled in [immediately available (same-day)] [clearinghouse
                                                            (next-day)] funds.

  Trustee................................................     [      ].

  Ratings................................................   [At the time of issuance, the Class [  ] Certificates will be rated no lower than the Underlying Securities are rated.  As of the date of this
                                                            prospectus supplement, the Underlying Securities are rated] [   ] by
                                                            [   ] [and [   ] by [   ]].  [Specify specific ratings requirements for
                                                            particular classes.]  See "Ratings."

  [Collection Period]....................................   [With respect to a Distribution Date, the period beginning on [   ] and
                                                            ending at the close of business on [      ].]



                                                               S-5

The Underlying Securities
-------------------------

Underlying Securities..................................     [A [ ]%] [floating rate] [publicly traded debt security due [ ] [A pool of publicly issued [debt securities of various issuers]
                                                            [preferred securities of trusts organized to issue trust-originated preferred securities] [term preferred stock having an investment grade rating] [United States treasury securities] debt securities of various
                                                            United States government sponsored entities] [debt securities of various foreign government issuers], exclusive of the Retained
                                                            Interest [in/having] an aggregate principal amount of $[  ].

Underlying Securities Issuer...........................     [Specify issuer] [Pool of various domestic corporations, limited liability companies, banking organizations and insurance companies.]
                                                            [A trust or other legal entity organized under the laws of [   ] to
                                                            issue trust preferred securities.] [Asset-backed securities.] [A
                                                            [ ]%]-[floating rate] [United States treasury securities] [debt securities of various United States government sponsored entities]
                                                            [Government Trust Certificates ("GTCs") [Pool of various foreign private issuers.], exclusive of the Retained Interest] [in/having] an aggregate principal amount of $[  ].

[Underlying Securities Guarantor]......................     [Specify Underlying Securities Guarantor, if any.]

[Underlying Securities Guarantee]......................     [Describe Underlying Securities Guarantee, if any.]

[Foreign Government Guarantor].........................     [Specify Foreign Government Guarantor, if any.]

[GSE Issuer]...........................................     [Specify issuer] [Pool of various U.S. government sponsored entity issuers].

Underlying Securities Trustee..........................     [    ].

[Underlying Securities Fiscal and Paying Agent]........     [    ].

Underlying Securities Original Issue Date..............     [    ].

Underlying Securities Final Payment Date...............     [    ].

[Amortization].........................................     [Describe amortization schedule, if any].

Denominations[; Underlying Securities Currency]........     The Underlying Securities are [denominated and payable in [U.S.
                                                            dollars] [    ] and are] available in minimum denominations of $[  ]
                                                            and [multiples thereof] [multiples of $[  ]].



                                                               S-6

Underlying Securities Payment Dates....................     [    ] and [    ].

Underlying Securities Rate.............................     [  % per annum.] [A [Weighted Average] rate per annum equal to [specify interest rate formula for debt security].]

Underlying Securities Interest Accrual Periods.........     [Monthly] [Quarterly] [Semi-annual] periods.

[Priority].............................................     [Describe senior or subordinated status or liquidation preference of any of Underlying Securities].

[Security].............................................     [Describe existence of any security for obligations or state that
                                                            Underlying Securities are unsecured].

[Redemption/Put/Defeasance/Other Features].............     [Describe existence of any redemption, put, defeasance right or other material features applicable to the Underlying Securities].

Form of Security.......................................     Book-entry debt securities with DTC [listed on the [New York]
                                                            [American] Stock Exchange [specify other listing]].

[Underlying Securities Trustee].....................        [    ] [The Underlying Securities have been issued pursuant to an
                                                            indenture between [    ] and the issuer of the Underlying Securities].

[Fiscal and Paying Agent]...........................        [    ] [The Underlying Securities have been issued pursuant to a fiscal
                                                            and paying agency agreement, between [      ] and the issuer of the
                                                            Underlying Securities] [specify other agreement].

Ratings................................................     As of the date of this prospectus supplement, the Underlying Securities are rated [[  ] by [  ] [and [  ] by [  ]].  A rating of the Underlying
                                                            Securities is not a recommendation to purchase, hold or sell such
                                                            Underlying Securities, and there can be no assurance that a rating will remain for any given period of time or that a rating will not be revised or withdrawn entirely by a rating agency if in its judgment circumstances in the future so warrant. See "Ratings."

Other Deposited Assets
----------------------

    [Provide similar tabular summary description of the principal economic terms of any credit support or other ancillary or incidental asset].

          [This prospectus supplement provides only selected summary information with respect to the Underlying Securities Issuer [or the Underlying Securities Guarantor]. No investigation of the Underlying Securities Issuer [or the Underlying Securities Guarantor] (including, without limitation, any investigation as to their financial condition or creditworthiness) or of the Underlying Securities (including, without limitation, any investigation as to their ratings) has been made by the Depositor, the Trustee or the Underwriters in connection with the issuance of the [Certificates]. Potential certificateholders should obtain and evaluate the same information concerning the Underlying Securities Issuer [and the Underlying Securities Guarantor] as they would obtain and evaluate if they were investing directly in the Underlying Securities or in other securities issued [or guaranteed ]by the Underlying Securities Issuer [or the Underlying Securities Guarantor]. None of the Depositor, the Trustee, the Underwriter[s] or any of their respective affiliates assumes any responsibility for the accuracy or completeness of any publicly available information of the Underlying Securities Issuer [or the Underlying Securities Guarantor] filed with the

SEC or any other comparable U.S. or international government agency or otherwise made publicly available or considered by a purchaser of the Certificates in making its investment decision in connection therewith.]

                       SUMMARY OF PROSPECTUS SUPPLEMENT

          The following summary highlights selected information from this prospectus supplement and is qualified by reference to the detailed information appearing elsewhere herein and in the accompanying prospectus.

Depositor...........................................   Select Asset Inc., an indirect wholly-owned subsidiary of Lehman Brothers
                                                       Inc. See "The Depositor" in the accompanying prospectus.

Certificates........................................   The Class [ ] Certificates are being offered hereby and will be issued pursuant to the Trust Agreement. [The Trust will also issue Class [ ]
                                                       Certificates in an aggregate initial [principal] [notional] amount of $[   ]
                                                       which are not being offered hereby.] The Class [ ] Certificates will be
                                                       [principal] [interest]-only certificates and will not entitle holders thereof to distributions of [interest] [principal].]

                                                       [The $[ ] initial principal balance of each Class [ ] Certificate represents the amount that the related certificateholder is entitled to receive as distributions allocable to principal. Such amount due to a certificateholder will decline to the extent distributions allocable to principal are made.]

                                                       [The Notional Amount of the Class [ ] Certificates as of any date of determination is equal to [specify]. Reference to the Notional Amount of the Class [ ] Certificates is solely for convenience in determining the basis on which distributions on the Class [ ] Certificates are calculated
                                                       [and determining the relative voting rights of certificateholders of Class
                                                       [ ] Certificates for purposes of voting on a class-by-class basis or otherwise. The Notional Amount does not represent the right to receive any distributions allocable to principal.]

The Underlying Securities...........................   [Interest] [Dividends] on the Underlying Securities accrue[s] at the
                                                       Underlying Securities Rate for each Underlying Securities Interest Accrual
                                                       Period and is payable on each Underlying Securities Payment Date. The entire principal amount of the Underlying Securities will be payable on the
                                                       Underlying Securities Final Payment Date. [The Underlying Securities have a remaining term to maturity of approximately [ ] years.] [As of the Cut-off
                                                       Date, the pool of Underlying Securities have a weighted average [interest]
                                                       [dividend] rate of [ ]% and a weighted average remaining term to maturity of approximately [ ] years. [Approximately [ ]% [specify if greater than
                                                       10%] of such Underlying Securities consist of debt securities of [name issuer].]

                                                       [United States treasury securities]

                                                       [Name such obligor] is a [U.S. government-sponsored entity] [specify other]
                                                       whose principal executive offices are located at [specify address]. The obligor [makes available to the public upon request certain annual financial and other information].



                                                               S-9

                                                       See "Description of the Deposited Assets."

[Other Deposited Assets and Credit Support..........   The Deposited Assets will also include [direct obligations of the United
                                                       States] [describe any assets that are incidental or relate to the
                                                       Underlying Securities, including hedging contracts such as puts, calls, interest rate and other basis swaps, currency swaps, floors, caps and collars] (such assets, together with the Underlying Securities, the
                                                       "Deposited Assets"). See "Description of the Deposited Assets."

                                                       [The certificateholders of the [specify particular classes] Certificates will have the benefit of [describe credit support] to support or ensure the
                                                       [servicing and] [timely] [ultimate] distribution of amounts due with respect to the Deposited Assets, including providing certain coverage with respect to losses.]


Distributions.......................................   Except as provided below, holders of the Class [ ] Certificates will be entitled to receive on each Distribution Date, to the extent of Available
                                                       Funds, after reimbursement of the Trustee for any extraordinary expenses incurred pursuant to the instructions of all the certificateholders,

                                                       o  [in the case of each class of Certificates other than the Class [ ]
                                                          Certificates,] distributions of interest on the Underlying Securities to the extent necessary to pay interest at the [applicable Interest Rate]
                                                          [rate of [ ]% per annum on the outstanding principal balance] of the
                                                          Class [ ] Certificates,[ and]

                                                       o  [in the case of each class of Certificates other than the Class [ ]
                                                          Certificates,] distributions of principal on the Underlying Securities to the extent necessary to pay the outstanding principal balance of the
                                                          Class [ ] Certificates[.] [, and]

                                                       o  [[in the case of each class of Certificates other than the Class [ ]
                                                          Certificates,] distributions allocable to premium (if any) in an amount equal to all payments of premium (if any) received on the Underlying
                                                          Securities for the applicable Collection Period.]

                                                       [Notwithstanding the foregoing, in the event that the Underlying Securities are redeemed, prepaid or liquidated, in whole or in part, for any reason other than due to [specify], Available Funds will be allocated, after reimbursement of the Trustee for any extraordinary expenses incurred pursuant to the instructions of all the certificateholders, [describe allocation]. See "Description of the Certificates--Collections and
                                                       Distributions."]

                                                       Distributions will be made to certificateholders only if, and to the extent that, payments are made with respect to the Deposited Assets or are otherwise covered by any credit support. [In the event that principal distributions with respect to the Underlying



                                                               S-10

                                                       Securities are insufficient to pay the outstanding principal balances of the Class [ ] Certificates and the Class [ ] Certificates, the holders will share in such principal distributions on a pro rata basis based on the outstanding principal balances of their respective Certificates.] [The holders of the Class [ ] Certificates will be entitled to receive on each
                                                       Distribution Date distributions allocable to interest in an amount equal to
                                                       [describe stripped interest].] [The holders of the Class [ ] Certificates will not be entitled to receive any distributions allocable to principal or premium (if any).] See "Description of the Certificates--Collections and
                                                       Distributions."

Special Distribution Dates..........................   If a payment with respect to the Underlying Securities is made to the
                                                       Trustee after the Distribution Date on which such payment was scheduled to be distributed to certificateholders or in connection with the redemption, prepayment or liquidation of the Underlying Securities in whole or in part, then the Trustee will distribute any such amounts received on the next occurring Business Day (a "Special Distribution Date") as if the funds had constituted Available Funds on the Distribution Date immediately preceding such Special Distribution Date; provided, however, that the Record Date for
                                                       such Special Distribution Date shall be [   ] Business Day[s] prior to the
                                                       day on which the related payment was received from the Underlying
                                                       Securities Trustee.

[Subordination].....................................   [The rights of the holders of the Class [ ] Certificates [and specify other classes] to receive distributions of principal, premium (if any), and interest with respect to the Deposited Assets will be subordinated to the rights of the holders of the other classes of Certificates with respect to losses attributable to principal, premium (if any) and interest realized on a Deposited Asset (such losses, "Realized Losses"). See "Description of the
                                                       Certificates--Allocation of Losses; Subordination."]

Optional Termination................................   [Select Asset] may purchase at a price equal to the [principal amount]
                                                       [liquidation preference amount] of the Underlying Securities all the
                                                       Deposited Assets in the Trust on any Distribution Date on which the aggregate [principal amount] [liquidation preference amount] of the
                                                       Underlying Securities remaining in the Trust is less than [10%] of the aggregate [principal amount] [liquidation preference amount] of the
                                                       Deposited Assets as of the Cut-off Date. This would cause the termination of the Trust and early retirement of the certificates. [Specify any other purchase or repurchase option of Select Asset.] See "Description of the
                                                       Trust Agreement-Termination" herein and "Description of Trust
                                                       Agreement-Termination" in the prospectus.

[Optional Call].....................................   [On any Business Day that any holder of Call Warrants designates as a Call
                                                       Date occurring (i) on or after [   ], (ii) after the Underlying Securities
                                                       Issuer announces that it will redeem, prepay or otherwise make an unscheduled payment on the Underlying Securities, (iii) after the Trustee notifies the certificateholders of any proposed sale of the Underlying
                                                       Securities following the occurrence of an Underlying Securities Event of
                                                       Default or an SEC Reporting Failure (each as herein defined), or (iv) on the date on which the Underlying Securities



                                                               S-11

                                                       Issuer or affiliate thereof consummates a tender offer for some or all of the Underlying Securities, the Class [ ] Certificates may be called, in whole or in part, at a call price equal to [the outstanding principal balance thereof, plus any accrued and unpaid interest to the Call Date]
                                                       [describe other possible call prices]. [Specify any other purchase or repurchase option of Select Asset.] See "Description of the Trust
                                                       Agreement--Termination" in this prospectus supplement and "Description of the Trust Agreement--Termination" in the prospectus.]

[The Call Warrants].................................   [The Call Warrants represent the rights to call the Certificates at the
                                                       Call Price in connection with an Optional Call. The Call Warrants are not offered hereby.]

Material Federal Income Tax Consequences............   In the opinion of tax counsel to the Trust, the Trust will not be classified as an association or publicly traded partnership taxable as a corporation for federal income tax purposes. The parties will take the position that, although not free from doubt, the Trust will constitute [a grantor trust] [a partnership] [other] for federal income tax purposes, and consequently, each holder of a Certificate will be treated for federal income tax purposes as the owner of a pro rata undivided interest in the
                                                       Underlying Securities and as having issued a pro rata portion of the Call
                                                       Warrants. See "Material Federal Income Tax Consequences."

Ratings.............................................   It is a condition to the issuance of the Class [ ] Certificates that the
                                                       Class [ ] Certificates be rated not lower than the Underlying Securities are rated. As of the date of this prospectus supplement, the Underlying
                                                       Securities are rated [ ] by [ ] [and [ ] by [ ]]. See "Summary of Principal
                                                       Economic Terms--The Certificates--Ratings." A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency. A security rating does not address the occurrence or frequency of redemptions or prepayments on, or extensions of the maturity of, the Underlying
                                                       Securities, or the corresponding effect on yield to investors [or whether investors in the Class [ ] Certificates may fail to recover fully their initial investment]. See "Ratings."

ERISA Considerations................................   An employee benefit plan subject to the Employee Retirement Income Security
                                                       Act of 1974, as amended ("ERISA"), including an individual retirement account (an "IRA") or Keogh plan (a "Keogh") (each, a "Plan") should consult its advisors concerning the ability of such Plan to purchase Class
                                                       [ ] Certificates under ERISA or the Code. See "ERISA Considerations."

[Listing]...........................................   [The Class [ ] Certificates have been approved for listing, subject to official notice of issuance, on the [New York] [American] [other] Stock
                                                       Exchange. However, it is unlikely that trading of the Class [ ]
                                                       Certificates on the [New York] [American] [other] Stock Exchange will be active. See "Listing."]

                            FORMATION OF THE TRUST

          The Trust will be formed pursuant to the trust agreement (including
the [     ] Series 200[ ]-[ ] supplement) between Select Asset Inc. ("Select
Asset") and the Trustee (the "Trust Agreement"). At the time of the execution
and delivery of the [     ] Series 200[ ]-[ ] supplement, Select Asset will
deposit Underlying Securities in an aggregate principal amount of $[    ] (the
"Underlying Securities") in the Trust, and the Trust will issue the [   ] Class
[ ] Certificates offered hereby. The Trustee, on behalf of the Trust, will accept such Underlying Securities and will deliver the Certificates in accordance with the instructions of Select Asset.

          The Underlying Securities have been or will be purchased by Select Asset in the secondary market (either directly or through an affiliate of Select Asset). The Underlying Securities (other than Underlying Securities which are issued by the United States of America) will not be acquired from the Underlying Securities Issuer as part of any distribution by or pursuant to any agreement with such issuer. [Neither the] [The] Underlying Securities Issuer [nor the Underlying Securities Guarantor] [is not] [are] participating in this offering and [neither] will [not] receive any of the proceeds of the sale of the Underlying Securities to Select Asset or the issuance of the Certificates. [Neither Select Asset nor any of its affiliates participated in the initial public offering of the Underlying Securities] [Lehman Brothers Inc., an underwriter of the Class [ ] Certificates and an affiliate of the Depositor, participated in the initial public offering of the Underlying Securities as a [co-underwriter] [underwriter]].

                                            RISK FACTORS

No due diligence investigation of the Underlying      [Lehman Brothers Inc. participated in the initial public
Securities, the Underlying Securities Issuer [or      offering of the Underlying Securities and considered certain
the Underlying Securities Guarantor] has been         financial information related to the Underlying Securities
made by the Depositor, the Underwriter[s] or the      Issuer in connection with such offering. However, in] [In]
Trustee in connection with the offering of the        connection with the present offering, none of the Depositor,
Class [  ] Certificates.                              the Underwriter[s] or the Trustee (a) has made, or will make, any due diligence investigation of the business, operations or condition, financial or otherwise, or creditworthiness of the Underlying Securities Issuer [or the Underlying
                                                      Securities Guarantor] or (b) has verified, or will verify, any reports or information filed by the Underlying Securities
                                                      Issuer [or the Underlying Securities Guarantor] with the
                                                      Securities and Exchange Commission or any other comparable
                                                      U.S. or international government agency or otherwise made
                                                      available to the public. It is strongly recommended that
                                                      prospective investors in the Class [ ] Certificates consider and evaluate publicly available financial and other
                                                      information regarding the Underlying Securities Issuer [and the Underlying Securities Guarantor]. The issuance of the
                                                      Certificates should not be construed as an endorsement by the
                                                      Depositor, the Underwriter[s] or the Trustee of the financial condition or business prospects of the Underlying Securities
                                                      Issuer [or the Underlying Securities Guarantor]. See
                                                      "Description of the Deposited Assets."



                                                        S-13

The Underlying Securities Issuer [and the             The Class [  ] Certificates do not represent an interest in, or
Underlying Securities Guarantor] [is] [are] the       obligation of, Select Asset, the Trustee or any of their affiliates.
only source[s] of payment for the Class [  ]          The payments made by the Underlying Securities Issuer [or the
Certificates.                                         Underlying Securities Guarantor] on the Underlying Securities are
                                                      the only source[s] of payment for your Class [ ]
                                                      Certificates. The Underlying Securities Issuer [and the
                                                      Underlying Securities Guarantor] are subject to laws
                                                      permitting bankruptcy, moratorium, reorganization and other related actions, and financial difficulties experienced by the Underlying Securities Issuer [or the Underlying
                                                      Securities Guarantor] could result in delays in payment,
                                                      partial payment or nonpayment of the Underlying Securities and, in turn, your Class [ ] Certificates. In the event of nonpayment on the Underlying Securities, you will bear the loss resulting from such nonpayment. See "Description of the
                                                      Certificates."

If an Underlying Securities Event of Default          On the Distribution Date in [   ], the Trustee will pay Select
occurs on or before the Distribution Date in          Asset, to the extent available from payments on the Underlying Securities,
[   ], then the Depositor will share pro rata with    an amount equal to interest accrued on the Underlying Securities from [   ]
the certificateholders in proceeds of the             to, but excluding, the Original Issue Date. If the Depositor is not paid
Underlying Securities to the extent of its claim      such amount on such date, it will have a claim for such amount. In
for accrued interest.                                 satisfaction of that claim, the Depositor will receive its pro rata share, based on the ratio the amount owed to the Depositor bears to all amounts owed on the Certificates in respect of accrued interest, of any proceeds from the recovery on the Underlying Securities. See "Description of the
                                                      Trust Agreement."

Upon the occurrence of an Underlying Securities       If the Underlying Securities are redeemed, prepaid or
Event of Default or an SEC Reporting Failure,         liquidated in whole or in part due to the occurrence of an
funds received by the Trust will be allocated to      Underlying Securities Event of Default or an SEC Reporting
the holders of the Class [ ] Certificates and the     Failure, funds received by the Trust and available for
Class [ ] Certificates.                               distribution to certificateholders will be allocated to the holders of the Class [ ] Certificates and the Class [ ]
                                                      Certificates in accordance with a formula which is based on the present value of the amounts due, or to become due, on such Certificates. Any such allocation of funds may cause the holders of the Class A-1 Certificates to receive less than they would have received if payments on the Underlying
                                                      Securities were made as scheduled. See "Description of the
                                                      Certificates--Collections and Distributions" and "--SEC
                                                      Reporting Failure."


Certificateholders are not likely to receive any      [In certain circumstances, redemption of the Underlying
[redemption premium or] market value                  Securities requires payment of a redemption premium.]  In
appreciation.                                         addition, the market value of the Underlying Securities may increase to a value in excess of their face amounts.
                                                      [However, in such circumstances it is likely that a Call
                                                      Warrant holder would exercise its right to call the
                                                      Certificates pursuant to an Optional Call. The Call Price of the Class [ ] Certificates equals the outstanding principal amount of the Class [ ] Certificates, plus accrued interest to the related Call Date. If a Call Warrant holder does
                                                      exercise its right, a certificateholder will receive less
                                                      than if the



                                                       S-14

                                                      certificateholder directly owned the Underlying Securities and will not receive any premium or any excess of the
                                                      Underlying Securities' market value over their face amounts.
                                                      A Call Warrant holder will have the right to exchange
                                                      Certificates called by it for pro rata amounts of Underlying
                                                      Securities. In addition, any amounts received by the Trustee with respect to the Underlying Securities that do not
                                                      constitute principal or interest on the Underlying
                                                      Securities, that are not received in connection with a
                                                      redemption, prepayment or liquidation of the Underlying
                                                      Securities and for which allocation by the Trustee is not
                                                      otherwise contemplated herein, shall be remitted by the
                                                      Trustee to the Depositor. See "Description of the
                                                      Certificates--Collections and Distributions."


A change or withdrawal by any Rating Agency of        At the time of issuance, the Class [ ] Certificates will have
its initial rating may reduce the market value of     ratings assigned by [ ] and [ ] equivalent to the ratings of
the Class [ ] Certificates.                           the Underlying Securities, which, as of the date of this
                                                      prospectus supplement were [ ] by [ ] and [ ] by [ ]. It is expected that the ratings of the Class [ ] Certificates will change if the ratings of the Underlying Securities change.

                                                      Any rating issued with respect to the Class [ ] Certificates is not a recommendation to purchase, sell or hold a security inasmuch as such ratings do not comment on the market price of the Class [ ] Certificates or their suitability for a
                                                      particular investor. There can be no assurance that the
                                                      ratings will remain for any given period of time or that the ratings will not be revised or withdrawn entirely by any
                                                      rating agency if, in its judgment, circumstances (including, without limitation, the rating of the Underlying Securities)
                                                      so warrant. A revision or withdrawal of any such rating may have an adverse effect on the market price of the Class [ ]
                                                      Certificates.

          [Describe risk factors applicable to the specific Underlying Securities and other Deposited Assets and the particular structure of the Certificates being offered, including factors relating to the yield on the Certificates and risks associated with the Deposited Assets (including any material risks as a result of any repurchase option or put and the inclusion in the Deposited Assets of GTCs) and the terms thereof, as described elsewhere herein.]

          [The Underlying Securities are not guaranteed by the federal government or any agency or instrumentally thereof, other than the issuer of the Underlying Securities.]

          See "Risk Factors" and "Maturity and Yield Considerations" in the prospectus.

                      DESCRIPTION OF THE DEPOSITED ASSETS

General

          This prospectus supplement sets forth certain relevant terms with respect to the Underlying Securities, but does not provide detailed information with respect to the Underlying Securities Issuer[s] [, [any] [the] Underlying Securities Guarantor] or the Underlying Securities. This prospectus supplement relates only to the Class [ ] Certificates offered hereby and does not relate to the Underlying Securities. All disclosure contained herein with respect to the Underlying Securities is derived from publicly available documents. [Describe publicly available documents.] [The Underlying Securities [Issuer] [Guarantor] makes available to the public upon request certain annual financial and other information.]

          No investigation has been made of the financial condition or creditworthiness of the Underlying Securities Issuer [ or the Underlying Securities Guarantor] in connection with the issuance of the Class [ ] Certificates. The Underlying Securities [Issuer] [Guarantor] is [not] subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). NONE OF SELECT ASSET, THE UNDERWRITER[S] OR THE TRUSTEE HAS PARTICIPATED IN THE PREPARATION OF SUCH REPORTING DOCUMENTS, OR MADE ANY DUE DILIGENCE INVESTIGATION WITH RESPECT TO THE INFORMATION PROVIDED THEREIN. None of the Depositor, the Underwriter[s] or the Trustee has verified the accuracy or completeness of such documents or reports. There can be no assurance that events affecting the Underlying Securities [or] [,] the Underlying Securities Issuer [or the Underlying Securities Guarantor] have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.

          [The Trust will have no significant assets other than the Underlying Securities from which to make distributions of amounts due in respect of the Certificates. Consequently, the ability of certificateholders to receive distributions in respect of the Certificates will depend entirely on the Trust's receipt of payments on the Underlying Securities. Prospective purchasers of the Class [ ] Certificates should consider carefully the financial condition of the Underlying Securities Issuer [and the Underlying Securities Guarantor] and [its] [their] respective abilities to make payments in respect of the Underlying Securities. This prospectus supplement relates only to the Class [ ] Certificates and does not relate to the Underlying Securities [or] [,] the Underlying Securities Issuer [or the Underlying Securities Guarantor]. All information contained in this prospectus supplement regarding the Underlying Securities [and] [,] the Underlying Securities Issuer [and the Underlying Securities Guarantor] is derived solely from publicly available documents.]

[Use the following where the Underlying Securities consist of a pool of obligations of multiple obligors.]

          [The Deposited Assets will consist primarily of the Underlying Securities, which are a pool of [treasury securities] [and] publicly traded debt securities, trust preferred securities or term preferred stock of [domestic corporations, limited liability companies, banking organizations and insurance companies] [U.S. government-sponsored entities ("GSEs")] [Government Trust Certificates ("GTCs")]. [The Deposited Assets will consist primarily of the Underlying Securities, which are a pool of publicly issued debt securities. The Underlying Securities will be purchased by Select Asset in the secondary market (either directly or through an affiliate of Select Asset) and will be deposited into the Trust. The Underlying Securities will not be acquired either from the respective obligors on the Underlying Securities or pursuant to any distribution by or agreement with such obligors.

          The composition of the Underlying Securities pool and the distribution by ratings, remaining term to maturity and interest rate of the Underlying Securities as of the Cut-off Date are as set forth below:

                 Composition of the Underlying Securities Pool
                            as of the Cut-off Date

               Number of Underlying Securities:
               Aggregate Principal Balance:               [$]
               Average Principal Balance:                 [$]
               Largest Balance:                           [$]
               Weighted Average Interest Rate:               %
               Weighted Average Original Term to
               Maturity:                                  years
               Weighted Average Remaining Term to
               Maturity:                                  years
               Longest Remaining Term to
               Maturity:                                  years

                             Distribution by Industry Classification
                     of the Underlying Securities Pool as of the Cut-off Date



                                     S-16

                                                                                    Percent of
                                                             Aggregate              Aggregate
Industry                                                     Principal              Principal
Classification                         Number                 Balance                Balance
--------------                         ------                 -------                -------

                                     -----------          --------------         ---------------
Total
                                     ===========          ==============         ===============

                                  Distribution by Ratings of the
                        Underlying Securities Pool as of the Cut-off Date

                                                                                    Percent of
                                                             Aggregate              Aggregate
                                                             Principal              Principal
                   Rating              Number                 Balance                Balance
                   ------              ------                 -------                -------

                                     -----------          --------------         ---------------
Total
                                     ===========          ==============         ===============

                            Distribution by Remaining Term to Maturity
                     of the Underlying Securities Pool as of the Cut-off Date

                                                                                    Percent of
                                                             Aggregate              Aggregate
Remaining Term                                               Principal              Principal
 To Maturity                           Number                 Balance                Balance
--------------                         ------                 -------                -------


                                     -----------          --------------         ---------------
Total
                                     ===========          ==============         ===============

                               Distribution by Interest Rate of the
                        Underlying Securities Pool as of the Cut-off Date

                                                                                    Percent of
                                                             Aggregate              Aggregate
                                                             Principal               Principal
Interest Rate Range                    Number                 Balance                Balance
-------------------                    ------                 -------                -------

         % to      %                                      [$]                                    %

Greater than       %

                                     -----------          --------------         ---------------
Total                                                     [$]                               100%
                                     ===========          ==============         ===============


          [The Underlying Securities consist of debt securities of [domestic corporate issuers [specify other]]. [The Underlying Securities consist of debt securities issued or guaranteed by foreign private issuers]. [The Underlying Securities consist of [treasury securities] [debt securities of U.S. government-sponsored entities] [GTCs]. As of the Cut-off Date, [all of] [approximately % of] the Underlying Securities were rated [investment grade] [specify particular rating] by at least one nationally recognized rating agency, and, based on publicly available information, no obligor of any Underlying Security was in default in the payment of any installments of principal, interest or premium (if any) with respect thereto. Any rating of any of the Underlying Securities is not a recommendation to purchase, hold or sell such Underlying Security or the Certificates, and a rating may not remain for any given period of time or may be lowered or withdrawn entirely by a rating agency in the future. See

"Ratings" herein and "Risk Factors--Ratings of the Certificates" in the accompanying prospectus regarding considerations applicable to the ratings of the Certificates.]

Underlying Securities

          The Underlying Securities have been issued pursuant to [an] agreement[s] (specify other)) between the [various] [issuer[s] of the Underlying Securities and Underlying Securities [trustee[s]] [fiscal agent[s]] [a certificate of designation]. The following summary describes certain terms of such [indenture[s]] [fiscal agency agreement[s]] [certificates of designation] [pooling and servicing agreements], but investors should refer to the indenture[s] [fiscal agency agreement[s]] [certificate[s] of designation] [pooling and servicing agreement[s]] [itself] [themselves] for all the terms governing the Underlying Securities.

          [The following is a summary of the typical Underlying Security Events of Default for each series of Outstanding Debt Securities. [Any additional Underlying Security Events of Default unique to a Concentrated Underlying Security have been described following the summary]:

          o failure to make payments of principal (and premium, if any) and interest to holders of the Outstanding Debt Securities when the same shall be due;

          o material breaches of certain representations, warranties or covenants or failure to observe or perform in any material respect any covenant or agreement continuing for a specified period of time after notice thereof is given to the issuer of the Underlying Securities [or GSE issuer] by [the Underlying Securities trustee or] the holders of not less than a specified percentage of the Outstanding Debt Securities;

          o [failure by the issuer of the Underlying Securities to make any required payment of principal (and premium, if any) or interest with respect to certain of the other outstanding debt obligations of the issuer of the Underlying Securities or the acceleration by or on behalf of the holders thereof of such securities;]

          o certain events of bankruptcy or insolvency relating to the issuer of the [Underlying Securities] [GSE issuer]; and

          o [describe any additional common events of default with respect to the pool of Underlying Securities].]

          As of the Cut-off Date, [all of] [approximately [ ]% of] the Underlying Securities were [subject to [describe any put, call or other conversion or redemption options applicable to the Underlying Securities [and [all of] [approximately [ ]% of] the Underlying Securities were [describe the nature of the obligation represented by such Underlying Securities (i.e., senior, subordinate, secured) and describe commonalities with respect to any subordination or security provisions or collateral].]

          The [pool of] Underlying Securities, together with any other assets described below and any credit support described under "Description of Credit Support," represent the sole assets of the Trust that are available to make distributions in respect of the Certificates.]

          [Use the following with respect to each obligor the Underlying Securities of which represent more than 10% of the total Underlying Securities available to make distributions in respect of the Certificates-only a single obligor is referred to for purposes of this section of the form of prospectus supplement.]

          [A significant portion of] [Virtually all of] [All of] the Deposited Assets of the Trust will consist of the [ %] [floating rate] [specify publicly issued security] due [ ] of [specify issuer] [, exclusive of the interest therein retained by [Select Asset] as described below (the "Retained Interest")], having an [aggregate principal amount] [aggregate liquidation preference amount] outstanding as of the Cut-off Date of approximately [$][specify currency] (the "Underlying Securities"). The Underlying Securities [(other than Underlying Securities which are issued by the United States of America)] will be purchased by Select Asset in the secondary market (either directly or through an affiliate of Select Asset) and will be deposited into the Trust. The Underlying Securities will not be acquired either from [name such obligor] or pursuant to any distribution by or agreement with [name such obligor]. [Describe any put, call or other conversion or redemption options applicable to the Underlying Securities, as well as the nature of the obligation represented by such Underlying Securities (i.e., senior, subordinate, secured)]. As of the Cut-off Date, the foregoing security comprising [ %] of the Underlying Securities was rated [specify investment grade rating] [investment grade] by [specify nationally recognized rating agency or agencies], and, based on publicly available information, the obligor thereon was not in default in the payment of any installments of principal, interest or premium (if any) with respect thereto. Any such rating of such Underlying Securities is not a recommendation to purchase, hold or sell such Underlying Securities or the Certificates, and a rating may not remain for any given period of time or may be lowered or withdrawn entirely by a rating agency in the future. See "Ratings" herein and "Risk Factors-Ratings of the Certificates" in the accompanying prospectus regarding certain considerations applicable to the ratings of the Certificates.

          [According to [name such issuer]'s publicly available documents, [name such issuer] is a [identify form of domestic corporation trust banking organization or insurance company] whose principal executive offices are located at [specify address]. Select Asset is not an affiliate of [name such issuer]. [Name such obligor] is subject to the informational requirements of the Exchange Act and in accordance therewith files reports and other information (including financial information) with the SEC [and makes available to the public upon request certain annual reports containing financial and other information]. You can request copies of these documents, upon payment of a duplicating fee, by writing to the SEC. Please call the SEC at (800) SEC-0330 for further information on the operation of its public reference room. Certain SEC filings are also available to the public on the SEC Internet site (http://www.sec.gov). In addition, such reports and other information [can be inspected at the offices of the [New York Stock Exchange at 20 Broad Street, New York, New York 10005] [American Stock Exchange, 86 Trinity Place, New York, New York 10013]] [may be obtained from [name such obligor], according to its most recent annual report, upon written or oral request to [name such obligor]].]

[The Federal National Mortgage Association] [The Federal Home Loan Mortgage Corporation] [The Student Loan Marketing Association] [The Resolution Funding Corporation] [The Federal Home Loan Banks] [Tennessee Valley Authority] [Federal Farm Credit Banks] [Specify other GSE issuer]

          [Describe GSE issuer or pool of various GSE issuers.]

[Government Trust Certificates]

          [Describe GTCs and any guaranty.]

          The Trust will have no other significant assets [other than any credit support or those assets referred to below] from which to make distributions of amounts due in respect of the Certificates. Consequently, the ability of certificateholders to receive distributions in respect of the Certificates will depend [almost] entirely on the Trust's receipt of payments on the foregoing Underlying Securities from [name such obligor]. Prospective purchasers of the Certificates should consider carefully [name such obligor]'s financial condition and its ability to make payments in respect of such Underlying Securities. This prospectus supplement relates only to the Certificates being offered hereby and does not relate to the Underlying Securities of [name such obligor]. All information contained in this prospectus supplement regarding [name such obligor] is derived from the publicly available documents described in the preceding paragraph. Neither Select Asset nor [any of] the Underwriter[s] has participated in the preparation of such documents, or takes any responsibility for the accuracy or completeness of the information provided therein.

          [The Deposited Assets will also include [direct obligations of the United States of America] [describe any assets which are ancillary or incidental to the Underlying Securities, including hedging contracts such as puts, calls, interest rate swaps, currency swaps, floors, caps and collars, and any cash or other security pledged to support the Underlying Securities] (such assets, together with the Underlying Securities, the "Deposited Assets").]

                        [DESCRIPTION OF CREDIT SUPPORT]

          For the benefit [solely] of the [Offered] [Class [ ] Certificates [and the Class [ ] Certificates]], credit support will be obtained [and will constitute part of the Trust to the extent provided below] to support or ensure the [servicing and] [timely] [ultimate] distribution of amounts due with respect to the Deposited Assets, in the form and amount described below.

[The Letter of Credit

          Simultaneously with Select Asset's assignment of the Deposited
Assets to the Trust, Select Asset will obtain the letter of credit from [      ]
in favor of the Trustee on behalf of the certificateholders. The letter of credit will be irrevocable and will [support the [timely] [ultimate]
remittance of amounts due with respect to the Deposited Assets]. [The maximum amount that the Trustee may draw under the letter of credit will initially be
equal to [      ]. The initial amount of the letter of credit will be $[    ].
Thereafter, the amount of the letter of credit with respect to any Distribution Date will equal [the lesser of (i) [ ]% of the aggregate Certificate Principal Balance outstanding on the preceding Distribution Date (after giving effect to any payment of principal made on such preceding Distribution Date) but in any event not less than $[ ], and (ii)] the amount of the letter of credit on the preceding Distribution Date, plus [(a) reimbursement of certain advances under the letter of credit and (b) recoveries on defaulted Deposited Assets] [describe other methods]. The letter of credit expires on [ ], 20[ ]. The Trustee will be obligated, in the event of a drawing on the letter of credit, to pursue appropriate remedies against the Deposited Assets and other collateral, and any realization thereon shall be paid to the letter of credit bank to the extent of any amounts owing, in the manner and priority specified herein.]

          [Add language regarding the letter of credit bank with respect to its debt ratings, activities it engages in, regulatory authorities having jurisdiction over it and the nature of such regulation, a narrative description of its assets, liabilities (including deposits) and equity, and include an address for further information concerning the letter of credit bank. In addition, to the extent that the letter of credit will cover payment of 20% or more of the aggregate principal amount of the Certificates covered thereby, provide information of financial and other matters with respect to the letter of credit bank, if necessary.]]

[The Surety Bond

          Simultaneously with Select Asset's assignment of the Deposited
Assets to the Trust, Select Asset will obtain the surety bond from [   ] in
favor of the Trustee on behalf of the certificateholders. The surety bond will guaranty [timely] [ultimate] distributions of the principal of and premium (if any) and interest with respect to the [Offered] [Class [ ]] Certificates. The surety bond expires on [ ], 20[ ]. The Trustee will be obligated, in the event of a drawing on the surety bond, to pursue appropriate remedies against the Deposited Assets and other collateral, and any realization thereon shall be paid to the surety to the extent of any amounts owing, in the manner and priority specified herein.

          [Add language regarding the issuer of the surety bond with respect to its debt ratings, activities it engages in, regulatory authorities having jurisdiction over it and the nature of such regulation, a narrative description of its assets, liabilities (including deposits) and equity, and include an address for further information concerning the surety. In addition, to the extent that the surety bond will cover payment of 20% or more of the aggregate principal amount of the Certificates covered thereby, provide information of financial and other matters with respect to the issuer of the surety bond, if necessary.]]

[Reserve Account

          Select Asset will deposit with trustee on the Closing Date cash, letters of credit and short-term investments acceptable to the Rating Agency initially rating the Certificates in the amount of $[ ]. [Collections with respect to the Deposited Assets not distributed with respect to the Certificates shall be deposited in the Reserve Account.] Amounts deposited in the Reserve Account will be used by the Trustee to make payments of principal of and premium (if any) and interest on the Certificates to the extent that funds are not otherwise available.

Immediately after any Distribution Date, amounts in the Reserve Account in excess of [indicate formula] [may be paid to Select Asset].]

                        DESCRIPTION OF THE CERTIFICATES

General

          The Certificates will consist of [ ] classes of Certificates, designated as Class [ ] [,] [and] Class [ ] [and Class [ ]] Certificates. The Certificates will be denominated and distributions on them will be payable in the Specified Currency. The Certificates represent in the aggregate the entire beneficial ownership interest in the Trust. The Class [ ] Certificates have in the aggregate an initial [Certificate Principal Balance] [Notional Amount] of $[ ] (approximate) and a [ ]% [Variable] Interest Rate. The Class [ ] Certificates have in the aggregate an initial [Certificate Principal Balance] [Notional Amount] of $[ ] (approximate) and a [ ]% [Variable] Interest Rate. [The Class [ ] Certificates have in the aggregate an initial [Certificate Principal Balance] [Notional Amount] of $[ ] (approximate) and a [ ]% [Variable] Interest Rate.] [The Class [ ] Certificates, which are not being offered hereby, will be transferred by Select Asset to an affiliate on the Closing Date, and may be sold at any time by Select Asset in accordance with the terms of the Trust agreement.] The property of the Trust will consist of
(i) the Underlying Securities [and] [,] (ii) all payments on or collections in respect of the Underlying Securities received on or after the Original Issue Date [and (iii) [describe any other property of the Trust]. The property of the Trust will be held for the benefit of the holders of the Certificates by the Trustee.

          The Certificates [(other than the Class [ ] Certificates [and specify others] (the "Definitive Classes"))] will be issued, maintained and transferred on the book-entry records of DTC and its Participants in minimum denominations of $[ ] and [integral multiples thereof] [multiples of [$ ] in excess thereof]. [The Class [ ] Certificates [and specify any others] will be offered in registered, certificated form, in minimum percentage interests corresponding to the initial Notional Amounts or Certificate Principal Balances, as applicable, of $[ ] and integral multiples thereof, except that one certificate of each such class may be issued with an initial Notional Amount or Certificate Principal Balance, as applicable, equal to an integral multiple of $[ ] plus the excess of the initial aggregate Notional Amount or Certificate Principal Balance, as applicable, of such class over the greatest integral multiple of $[ ] that is not more than such initial aggregate Notional Amount or Certificate Principal Balance, as applicable.]

          The Certificates [(other than the definitive classes of Certificates)] will each initially be represented by one or more global certificates registered in the name of the nominee of DTC (together with any successor clearing agency selected by Select Asset, the "Clearing Agency"), except as provided below. Select Asset has been informed by DTC that DTC's nominee will be Cede & Co. No holder of any such Certificate will be entitled to receive a certificate representing such person's interest, except as set forth below under "-Definitive Certificates." Unless and until definitive certificates are issued under the limited circumstances described herein, all references to actions by certificateholders with respect to any such certificates shall refer to actions taken by DTC upon instructions from its participants. See "--Definitive Certificates" below and "Description of the Certificates--Global Securities" in the prospectus.

          Under the rules, regulations and procedures creating and affecting DTC and its operations, DTC will take action permitted to be taken by a certificateholder under the Trust Agreement only at the direction of one or more participants to whose DTC account such Class [ ] Certificates are credited. Additionally, DTC will take such actions with respect to specified Voting Rights only at the direction and on behalf of participants whose holdings of such Class [ ] Certificates evidence such specified Voting Rights. DTC may take conflicting actions with respect to Voting Rights, to the extent that participants whose holdings of Class [ ] Certificates evidence such Voting Rights, authorize divergent action.

Definitive Certificates

          Definitive Certificates will be issued to Certificate owners or their nominees, respectively, rather than to DTC or its nominee, only if (i) Select Asset advises the Trustee in writing that DTC is no longer willing or able to discharge properly its responsibilities as Clearing Agency with respect to each class of Certificates [(other than the definitive classes)] and Select Asset is unable to locate a qualified successor or (ii) Select Asset, at its option, elects to terminate use of the book-entry system through DTC.

          Upon the occurrence of any event described in the immediately preceding paragraph, the Trustee is required to notify all participants of the availability through DTC of definitive Certificates. Upon surrender by DTC of the definitive Certificates representing the Certificates [(other than the definitive classes of Certificates)] and receipt of instructions for re-registration, the Trustee will reissue such Certificates as definitive Certificates issued in the respective principal amounts owned by the individual owners of the Certificates. Thereafter the Trustee will recognize the holders of the definitive Certificates as certificateholders under the Trust Agreement.

Collections and Distributions

          Except as otherwise provided herein, collections on the Underlying Securities that are received by the Trustee for a given Interest Accrual Period and deposited from time to time into the Certificate Account will be applied by the Trustee on each applicable Distribution Date, solely to the extent of Available Funds (as defined below) on such Distribution Date as follows:

     o The interest portion of Available Funds will be paid in the following order of priority:

          o first, to the Trustee, reimbursement for any extraordinary expenses incurred by the Trustee pursuant to the instructions of all of the certificateholders; and

          o second, to the holders of the Class [ ] Certificates [ and the holders of the Class [ ] Certificates], [unpaid interest at the rate of [ ]% accrued thereon] [interest accrued and unpaid on each such class, pro rata in proportion to their entitlements thereto].

     o The principal portion of Available Funds will be paid in the following order of priority:

          o first, to the Trustee, reimbursement for any remaining extraordinary expenses incurred by the Trustee pursuant to the instructions of all the certificateholders; and

          o second, to the holders of the Class [ ] Certificates [and the holders of the Class [ ] Certificates], the remaining principal portion of Available Funds [pro rata in the proportion that the outstanding principal balance of the Class [ ] Certificates bears to the outstanding principal balance of the Class [ ] Certificates].

          Notwithstanding the foregoing, in the event that the Underlying Securities are redeemed, prepaid or liquidated in whole or in part for any reason other than due to the occurrence of an SEC Reporting Failure or their maturity, Available Funds will be allocated in the following order of priority: [(1) to the Trustee, as reimbursement for any remaining extraordinary expenses incurred by the Trustee in accordance with the Trust Agreement pursuant to the instructions of not less than [100]% of the certificateholders, (2) to the holders of the Class [ ] Certificates [and the holders of the Class [ ] Certificates], an amount equal to any accrued and unpaid interest thereon [pro rata in proportion to their entitlements thereto], (3) to the holders of the Class [ ] Certificates [and the holders of the Class [ ] Certificates, pro rata in proportion to their original certificate principal balances], (4) to the Trustee, as reasonable compensation for services rendered to the Depositor, any remainder up to $1,000, and (5) to the holders of the Class [ ] Certificates and Class [ ] Certificates, any amount remaining after the distributions in the preceding clauses (1) through (4), [pro rata in proportion to their original certificate principal balances] [in accordance with the ratio of the Class [ ] Allocation to the Class [ ] Allocation (each as defined below)]]. In addition, upon the occurrence of an SEC Reporting Failure, any funds received in connection with a sale of Underlying Securities will be allocated in the manner described below under "--SEC Reporting Failure." Any amounts received by the Trustee with respect to the Underlying Securities (i) that do not constitute principal, premium, if any, or interest on the Underlying Securities, (ii) that are not received in connection with a tender offer, redemption, prepayment or liquidation of, the Underlying Securities and (iii) for which allocation by the Trustee is not otherwise contemplated herein, shall be remitted by the Trustee to the Depositor.

          Collections received from the Deposited Assets and any applicable credit support relating to the Certificates over a specified period may not be sufficient, after payment of all Allowable Expense Amounts [and payment of all amounts required to be paid to the Credit Support Providers] for such period, to make all required distributions to the certificateholders of the Certificates. There can be no assurance that collections received from the Underlying Securities over a specified period will be sufficient to make all required distributions to the certificateholders. To the extent Available Funds are insufficient to make any such distribution due to the certificateholders, any shortfall will be carried over and will be distributable on the next Distribution Date on which sufficient funds exist to pay such shortfalls.

          For purposes hereof, the following terms have the following meanings:

          ["Allowable Expense Amount" means, for any given Collection Period, the sum of (x) $[ ] and (y) amounts in respect of the Allowable Expense Amount from the preceding Collection Period that have not been applied on the Distribution Date for such preceding Collection Period.]

          "Available Funds" for any Distribution Date means the sum of (a) all amounts received by the Trust [on or with respect to the Deposited Assets (including investment income on Eligible Investments) received] [from the swap counterparty pursuant to the swap agreement] from but excluding the previous Distribution Date (or, if none, from the Closing Date) to and including such Distribution Date[,] [and] (b) amounts available as of such Distribution Date pursuant to the credit support described herein [,] [and (c) any additional amount that [Select Asset] may remit to the Trustee from time to time according to the terms of the Trust agreement for application as Available Funds] [and (d) [describe any other source of Available Funds].

          ["Class [ ] Allocation" means the sum of the present values (discounted at the rate of [ ]% per annum) of (i) any unpaid interest due or to become due on the Class [ ] Certificates and (ii) the outstanding principal amount of the Certificates (in each case assuming that the Class [ ] Certificates were paid when due and were not redeemed prior to their stated maturity).]

          ["Class [ ] Allocation" means the present value (discounted at the rate of [ ]% per annum) of any unpaid amounts due or to become due on the outstanding notional amount of the Class [ ] Certificates (assuming that the Class [ ] Certificates were paid when due and were not redeemed prior to their stated maturity).]

          ["Call Premium Percentage" for any given Distribution Date means [a fixed percentage] [a percentage that varies depending on [describe basis for variable formula, such as the applicable date or other factors or indices]].

          ["Eligible Investments" means, with respect to the Certificates, those investments acceptable to the Rating Agency as being consistent with the rating of such Certificates, as specified in the Trust agreement. Generally, Eligible Investments must be limited to obligations or securities that mature not later than the business day prior to the next succeeding Distribution Date.]

          ["Required Interest" for the Certificates or any class thereof on any given Distribution Date means the accrued and unpaid interest on the outstanding Certificate Principal Balance [or Notional Amount] of such Certificates, computed at the applicable Interest Rate.]

          ["Required Premium" for the Certificates or any class thereof for any Distribution Date means an amount equal to the product of (a) the Required Principal for such Certificates on such Distribution Date and
     (b) the Call Premium Percentage for such Distribution Date.]

          ["Required Principal" for the Certificates or any class thereof for any Distribution Date means the amount received on the Deposited Assets attributable to principal payments thereon during the related Collection Period, to the extent allocable to such Certificates. The Certificate Principal Balance of a Certificate outstanding at any time represents the maximum amount that the holder thereof is entitled to receive as distributions allocable to principal from the cash flow on the Underlying Securities, the other assets in the Trust and any credit support obtained for the benefit of such holder. The Certificate Principal Balance of any class of Certificates [(other than the Class [ ] Certificates)] as of any date of determination is equal to the initial Certificate Principal Balance thereof, reduced by the aggregate of (a) all amounts allocable to principal previously distributed with respect to such Certificate and (b) any reductions in the Certificate Principal Balance deemed to have occurred in connection with allocations of (i) Realized Losses allocable to principal on the Deposited Assets and (ii) Extraordinary Trust Expenses, as described herein. [The Notional Amount of the Class [ ] Certificates as of any date of determination is equal to [specify amount].] [Holders of the Class [ ] Certificates are not entitled to receive any distributions allocable to principal.]]

          If the Trustee has not received payment on the Underlying Securities on or prior to a Distribution Date, such distribution will be made upon receipt of payment on the Underlying Securities. No additional amounts will accrue on the Certificates or be owed to certificateholders as a result of any such delay; provided, however, that any additional interest owed and paid by the Underlying Securities Issuer as a result of such delay shall be paid to the certificateholders to the extent accrued on such overdue payment at the rate stated above and to the extent such additional interest has been distributed by the Underlying Securities Issuer. In the event of a default on the Underlying Securities, approved extraordinary expenses (See "Description of the Trust Agreement--The Trustee") of the Trustee may be reimbursed out of Available Funds before any distributions to certificateholders are made.

          [Notwithstanding the priorities described above, holders of the Class [ ] Certificate and the Class [ ] Certificate will be entitled to receive on any Distribution Date 100% of all principal collections received in the related Collection Period with respect to the Deposited Assets, to be distributed [on a pro rata basis] in reduction of the Certificate Principal Balance of the Class [ ] Certificate and the Class [ ] Certificate, if any of the following conditions shall be satisfied: [describe conditions, if any, by which a certain class is given 100% of the principal cash flow other than pursuant to subordination that is in effect from the Closing Date].]

[Advances

          Subject to the following limitations, the Trustee will be obligated to advance or cause to be advanced on or before each Distribution Date its own funds, or funds in the Certificate Account that are not included in the Available Funds for the Distribution Date, in an amount equal to the aggregate of payments of principal, premium (if any) and interest, net of that portion of the Available Funds attributable to fees and expenses of the Trustee, that were due during the related Collection Period and that were delinquent on the related Determination Date (any such advance, an "Advance").

          Advances are required to be made only to the extent they are deemed by the Trustee to be recoverable from related late collections, insurance proceeds, if any, or Liquidation Proceeds. The purpose of making such Advances is to maintain a regular cash flow to the certificateholders, rather than to guarantee or insure against losses. The Trustee will not be required to make any Advances with respect to reductions in the amount of the payments on the Deposited Assets due to bankruptcy proceedings with respect to the Deposited Assets.

          All Advances will be reimbursable to the Trustee from late collections, insurance proceeds, if any, and any proceeds from the liquidation of the Deposited Asset ("Liquidation Proceeds") as to which such unreimbursed Advance was made. In addition, any Advances previously made in respect of any Deposited Asset that are deemed by the Trustee to be nonrecoverable from related late collections, insurance proceeds, if any, or Liquidation Proceeds may be reimbursed to the Trustee out of any funds in the Certificate Account allocable to any of the Deposited Assets prior to the distributions on the Certificates.

Allocation of Losses; Subordination [specify if necessary]

          [The subordination described herein provided by the Class [ ] Certificates [and the Class [ ] Certificates] is designed to protect holders of the remaining classes of Certificates from certain losses and other shortfalls with respect to the Deposited Assets. As a result, losses and other shortfalls with respect to the Deposited Assets will be borne by the remaining classes of Certificates, to the extent described below, only if such losses and other shortfalls are not so covered, or the coverage in respect thereof has been exhausted.]

          [Realized Losses and Extraordinary Trust Expenses will be allocated on any Distribution Date as follows: [describe allocation among the various classes].]

          [An "Extraordinary Trust Expense" is an expense of a given trust in excess of the Allowable Expense Amount, including certain reimbursements to Select Asset described in the prospectus under "Description of the Trust Agreement--Certain Matters Regarding the Administrative Agent and Select Asset"] and certain reimbursements to the Trustee described under "Description of the Trust Agreement--The Trustee" herein.]

[Restrictions on Transfer of the Class [  ] Certificates

          Because the Class [ ] Certificates are subordinate to the Class [ ] Certificates and the Class [ ] Certificates to the extent set forth herein, the Class [ ] Certificates may not be purchased by or transferred to a Plan except upon the delivery of an opinion of counsel as described herein. See "ERISA Considerations."]

[Additional Underlying Securities and Certificates

          From time to time hereafter, additional Underlying Securities may be sold to the Trust, in which case additional Class [ ] Certificates and related Class [ ] Certificates will be issued in the same proportions to the additional Underlying Securities and to each other as exists with respect to the Class [ ] Certificates, Class [ ] Certificates and Underlying Securities described herein. Any such additional Certificates will rank pari passu with the Certificates described herein.]

[The Call Warrants; Optional Call

          On any Business Day that any holder of Call Warrants designates as a
Call Date occurring (i) on or after [    ], (ii) after the Underlying Securities
Issuer announces that it will redeem, prepay or otherwise make an unscheduled payment on the Underlying Securities, (iii) after the Trustee notifies the certificateholders of any proposed sale of the Underlying Securities following the occurrence of an Underlying Securities Event of Default or an SEC
Reporting Failure (each as herein defined), or (iv) on the date on which the Underlying Securities Issuer or affiliate thereof consummates a tender offer for some or all of the Underlying Securities, the Call Warrant holder may exercise its option to call, in whole or in part, the Class [ ] Certificates at a price equal to [the outstanding principal balance thereof plus any accrued and unpaid interest to the Call Date] [describe other possible call prices] (the "Call Warrant"), provided that the Call Warrant holder pays the Call Price on or prior to such Call Date (an "Optional Call"). The Call
Warrants are not being offered by this prospectus supplement. The Class [ ] Certificates are also subject to a call.

          As described in the accompanying prospectus under "Description of the Certificates--Optional Exchange," each holder of Call Warrants will have a right, following the exercise of its Call Warrants, to exchange called Class [ ] Certificates and called Class [ ] Certificates for a distribution of Underlying Securities having an aggregate principal amount in the same proportion to all Underlying Securities then owned by the Trust that the principal balance of such exchanged Class [ ] Certificates and Class [ ] Certificates have to the principal balance of all then outstanding Class [ ] Certificates and Class [ ] Certificates.]

Default on Underlying Securities

          If an Underlying Securities Event of Default actually known to the Trustee occurs, the Trustee will promptly give notice to DTC or, for any Certificates which are not then held by DTC or any other depository, directly to the registered holders of the Certificates thereof. Such notice will set forth (i) the identity of the issue of Underlying Securities, (ii) the date and nature of such Underlying Securities Event of Default, (iii) the amount of interest or principal in default, (iv) the Certificates affected by the Underlying Securities Event of Default and (v) any other information which the Trustee may deem appropriate.

          Unless otherwise instructed by holders of Certificates representing a majority of the Voting Rights, 30 days after giving notice of an Underlying Securities Event of Default, the Trustee will sell the Underlying Securities and distribute the proceeds as described below.

          If the Trustee receives money or other property in respect of the Underlying Securities (other than a scheduled payment on or with respect to an Underlying Securities Payment Date) as a result of an Underlying Securities Event of Default (including from the sale thereof), the Trustee will promptly give notice as provided in the Trust Agreement to DTC, or for any Certificates which are not then held by DTC or any other depository, directly to the registered holders of the Certificates then outstanding and unpaid. Such notice will state that the Trustee will distribute such money or other property, in the case of money, not later than two Business Days after its receipt and, in the case of other property, not later than 30 days after its receipt, in each case as described under "--Collections and Distributions" above (after deducting the costs incurred in connection therewith).

          Interest and principal payments on the Underlying Securities are payable solely by the Underlying Securities Issuer. [The Underlying Securities Issuer is subject to laws permitting bankruptcy, liquidation, moratorium, reorganization or other actions which, in the event of financial difficulties of the Underlying Securities Issuer, could result in delays in payment, partial payment or non-payment of the Certificates relating to the Underlying Securities.]

SEC Reporting Failure

          If the Underlying Securities [Issuer] [Guarantor] either (x) states in writing that it intends permanently to cease filing periodic reports required under the Exchange Act or (y) fails to file all required periodic reports for one full year (each, an "SEC Reporting Failure") and the Call Warrant holders do not elect to exercise their call rights, the Depositor shall within a reasonable period of time instruct the Trustee to sell the Underlying Securities and allocate the proceeds of such sale in the following order of priority: (1) to the Trustee, reimbursement for any extraordinary expenses incurred by the Trustee in accordance with the Trust Agreement pursuant to instructions of not less than [100]% of the certificateholders and
(2) any remainder shall be allocated to the holders of the Class [ ] Certificates and the Class [ ] Certificates in accordance with the ratio of the Class [ ] Allocation to the Class [ ] Allocation.

                      DESCRIPTION OF THE TRUST AGREEMENT

General

          The Certificates will be issued pursuant to the Trust Agreement, a form of which is filed as an exhibit to the registration statement. A Current Report on Form 8-K relating to the Certificates containing a copy of the Trust Agreement as executed will be filed by Select Asset with the SEC following the issuance and sale of the Certificates. The assets of the Trust created under the Trust Agreement (including the [ ] Series 200[ ]-[ ] supplement) will consist of:

          o the Deposited Assets [(exclusive of any Retained Interest, which is not part of the Trust)];

          o all collections or payments received in respect of the Deposited Assets due after the [ ], together with any proceeds thereof[,]; [and]

          o [any credit support in respect of any class or classes of Certificates]; [and]

          o [the rights of Select Asset under the purchase agreement between Select Asset and the Seller].

          On the Distribution Date occurring in [     ], the Trustee will cause
the Trust to pay Select Asset, to the extent such is available from the Underlying Securities, an amount equal to interest accrued on the Underlying
Securities from [     ] to, but excluding, the Original Issue Date. If the
Depositor is not paid such amount on such date, it will have a claim for such amount. In satisfaction of that claim, the Depositor will receive its pro rata share, based on the ratio the amount owed the Depositor bears to all amounts owed on the Certificates in respect of accrued interest, of any proceeds from the recovery on the Underlying Securities.

          [In addition, the holders of the Certificates may also have the benefit of certain credit support discussed above. See "Description of Credit Support."] Reference is made to the prospectus for important information in addition to that set forth herein regarding the Trust, the terms and conditions of the Trust Agreement and the Certificates. The following summaries of certain provisions of the Trust Agreement do not purport to be complete and are subject to the detailed provisions contained in the Trust Agreement, to which reference is hereby made for a full description of such provisions, including the definition of certain terms used herein.

The Trustee

          [   ], a [   ] [corporation] [association] [other], will act as
Trustee for the Certificates and the Trust pursuant to the Trust Agreement.
The Trustee's offices are located at [   ] and its telephone number is [   ].

          Pursuant to the Trust Agreement, the Trustee shall receive compensation at the rate set forth in the Trust Agreement. The Trustee will be entitled to payment of its fees by the Depositor pursuant to a separate agreement with the Depositor, and will not have any claim against the Trust with respect thereto.

          The Trust Agreement will provide that the Trustee and any director, officer, employee or agent of the Trustee will be indemnified by the Depositor and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to the Trust Agreement or the Certificates or the performance of the Trustee's duties under the Trust Agreement, other than any loss, liability or expense (i) that constitutes a specific liability of the Trustee under the Trust Agreement or (ii) incurred by reason of willful misfeasance, bad faith or negligence in the performance of the Trustee's duties under the Trust Agreement or as a result of a breach, or by reason of reckless disregard, of the Trustee's obligations and duties under the Trust Agreement.

Events of Default

          An event of default (an "event of default") with respect to [the] [any class of] Certificates under the Trust Agreement will consist of:

          o [a default in the payment of any interest on any Underlying Security after the same becomes due and payable (subject to any applicable grace period);

          o a default in the payment of the principal of or any installment of principal of any Underlying Security when the same becomes due and payable; and

          o any other event specified as an "Event of Default" in the [Indenture] [Underlying Securities Issuance Agreement.]

          [Describe remedies available to certificateholders upon the occurrence and continuance of an event of default, including, as applicable, directing the Trustee to vote the Underlying Securities in favor of declaring the principal balance of and any accrued interest on the Outstanding Debt Securities to be immediately due and payable].

          The Trust Agreement will provide that, within 30 days after the occurrence of an event of default in respect of the Certificates [ of any class], the Trustee will give to the holders of such Certificates notice, transmitted by mail, of all such uncured or unwaived events of default known to it. However, except in the case of an event of default relating to the payment of principal of [or premium, if any,] or interest on any of the Underlying Securities, the Trustee will be protected in withholding such notice if in good faith it determines that the withholding of such notice is in the interest of the holders of the Certificates [of such class].

          No holder of any Certificate will have the right to institute any proceeding with respect to the Trust agreement, unless (i) the holder previously has given to the Trustee written notice of a continuing breach,
(ii) the holders of Certificates of such series evidencing not less than the "Required Percentage--Remedies" specified in the applicable series supplement of the aggregate Voting Rights of such series have requested in writing that the Trustee institute such proceeding in its own name as trustee, (iii) the holder or holders have offered the Trustee reasonable indemnity, (iv) the Trustee has for 15 days failed to institute such proceeding and (v) no direction inconsistent with such written request has been given to the Trustee during such 15-day period by the holders of Certificates of such series evidencing not less than the Required Percentage. ["Required Percentage-Remedies" shall mean [ %] of the Voting Rights.]

          No holder of any Certificate will have the right to institute any proceeding with respect to the Trust Agreement, unless (i) the holder previously has given to the Trustee written notice of a continuing breach,
(ii) the holders of Certificates of such series evidencing not less than the Required Percentage--Remedies of the aggregate Voting Rights of such series have requested in writing that the Trustee institute such proceeding in its own name as trustee, (iii) the holder has offered the Trustee reasonable indemnity, (iv) the Trustee has for 15 days failed to institute such proceeding and (v) no direction inconsistent with such written request has been given to the Trustee during such 15-day period by the holders of Certificates of such series evidencing not less than the Required Percentage--Remedies. ["Required Percentage--Remedies" shall mean [ %] of the Voting Rights.]

Voting Rights

          [At all times,] [Subject to the succeeding paragraph,] the "Voting Rights" will be allocated [among all holders of the Class [ ] Certificates[,] [and] the Class [ ] Certificates [and specify other classes] in proportion to the then outstanding Certificate Principal Balances [or Notional Amounts] of their respective Certificates held on any date of determination] [between the holders of the Class [ ] Certificates and the holders of the Class [ ] Certificates, pro rata, in proportion to the ratio of the Class [ ] Allocation to the Class [ ] Allocation as of any applicable record date. The Class [ ] Voting Rights will be allocated among Class [ ] Certificateholders in proportion to the respective principal balances of their respective Certificates and the Class [ ] Voting Rights will be allocated among all Class
[ ] Certificateholders in proportion to the then outstanding notional amounts of their respective Certificates]. [Specify whether and under what circumstances voting will be class-by-class.] [Certain amendments to the Trust Agreement will require the prior written consent of [100]% of the holders of the Call Warrants in addition to the proper vote of the holders of the Class [ ] Certificates and the Class [ ] Certificates.]

          [Specify conditions, if any, under which allocation of Voting Rights might change from the foregoing percentages.] [Describe whether voting will be class-by-class or aggregate across all classes.] ["Required Percentage--Amendment" of Voting Rights necessary to consent to amendment or modification of the Trust shall be [ %].] ["Required Percentage--Waiver" shall mean [ %] [of the Voting Rights].]

Voting of Underlying Securities, [Modification of Indenture]

          The Trustee, as holder of the Underlying Securities, has the right to vote and give consents and waivers in respect of such Underlying Securities as permitted by [DTC] [Federal Reserve Bank] and except as otherwise limited by the Trust Agreement. In the event that the Trustee receives a request from [DTC] [Federal Reserve Bank] the [Underlying Securities trustee] [the fiscal agent] [or the Underlying Securities Issuer] [or GSE issuer] for its consent to any amendment, modification or waiver of the Underlying Securities, [the indenture] or any other document thereunder or relating thereto, or receives any other solicitation for any action with respect to the Underlying Securities, the Trustee shall mail a notice of such proposed amendment, modification, waiver or solicitation to each certificateholder of record as of such date. The Trustee shall request instructions from the certificateholders as to whether or not to consent to or vote to accept such amendment, modification, waiver or solicitation. The Trustee shall consent or vote, or refrain from consenting or voting, in the same proportion (based on the relative Certificate Principal Balances and Notional Amounts of the Certificates, as applicable) as the Certificates of the Trust were actually voted or not voted by the certificateholders thereof as of a date determined by the Trustee prior to the date on which such consent or vote is required; provided, however, that, notwithstanding anything to the contrary, the Trustee shall at no time vote or consent to any matter (i) unless such vote or consent would not (based on an opinion of counsel) cause the Trust to be taxed as an association or publicly traded partnership taxable as a corporation under the Code or result in the imposition of a tax upon the certificateholders, (ii) which would alter the timing or amount of any payment on the Underlying Securities, including, without limitation, any demand to accelerate the Underlying Securities, except in the event of an event of default with respect to the Underlying Securities or an event which with the passage of time would become an event of default with respect to the Underlying Securities and with the consent of certificateholders representing [100]% of the aggregate Voting Rights [and [100]% of the holders of the Call Warrants], or (iii) which would result in the exchange or substitution of any of the outstanding Underlying Securities pursuant to a plan for the refunding or refinancing of such Underlying Securities except in the event of a default under the [indenture] [Underlying Securities] and only with the consent of certificateholders representing [100]% of the aggregate Voting Rights [and [100]% of the holders of the Call Warrants]. The Trustee will not be liable for any failure to act resulting from certificateholders' late return of, or failure to return, directions requested by the Trustee from the certificateholders.

          In the event that an offer is made by the [Underlying Securities Issuer] [or GSE issuer] to issue new obligations in exchange and substitution for any of the Underlying Securities or any other offer is made for the Underlying Securities, the Trustee will notify the certificateholders of such offer as promptly as practicable. [Subject to the Call Warrant holders' rights to call in the event of a tender offer for the Underlying Securities by the Underlying Securities Issuer or affiliate thereof, the] [The] Trustee must reject any such offer unless an event of default under the Underlying Securities has occurred and the Trustee is directed by the affirmative vote of certificateholders representing [100]% of the aggregate Voting Rights [and [100]% of the holders of the Call Warrants ]to accept such offer and the Trustee has received the tax opinion described above. Accordingly, a certificateholder generally would be required to effect a withdrawal of Requested Underlying Securities from the Trust in order to accept such offer. See "Description of the Certificates--Optional Exchange" in the prospectus.

          [If an event of default under the [Indenture] [Underlying Securities] occurs and is continuing and if directed by all the holders of outstanding Class [ ] Certificates and[, unless the Class [ ] Certificates are no longer outstanding, by all the holders of outstanding Class [ ] Certificates,] the Trustee will vote the Underlying Securities in favor of directing, or take such other action as may be appropriate to direct, the Underlying Securities Trustee to declare the unpaid principal amount of the Underlying Securities and any accrued and unpaid interest thereon to be due and payable. In connection with a vote concerning whether to declare the acceleration of the Underlying Securities, the certificateholders' interests of each class may differ and the interests of either class may differ from holders of other outstanding debt securities of the Underlying Securities Issuer[s].]

Termination

          The circumstances under which the obligations created by the Trust Agreement will terminate in respect of the Certificates are described in "Description of the Trust Agreement--Termination" in the prospectus. [Describe additional termination provisions.] Select Asset will have the right to purchase all remaining Deposited Assets in the Trust and thereby effect early retirement of the Certificates on any Distribution Date, [(a)] once the aggregate principal amount of the Deposited Assets at the time of any such purchase is less than [10%] of the aggregate principal amount of the Deposited Assets as of the Cut-off Date [and (b) at the option of Select Asset at [specify when and on what terms any such option may be exercised]]; provided, however, that the right to exercise any such option is contingent on such exercise being consistent with Select Asset's continued satisfaction of the applicable requirements for exemption under Rule 3a-7 under the Investment Company Act of 1940 and all applicable rules, regulations and interpretations thereunder. In the event Select Asset exercises any such option, the portion of the purchase price allocable to the Certificates of each class will be, to the extent of available funds, [100% of their then aggregate outstanding Certificate Principal Balance or Notional Amount, as applicable, plus with respect to the Certificates [one month's] [three month's] [specify other period] interest thereon at the Fixed Interest Rate or the then applicable Variable Interest Rate, as the case may be, plus, with respect to each class of Certificates, any previously accrued but unpaid interest thereon.] [Specify alternative allocation method if different from above.] In no event will the Trust, created by the Trust Agreement for the Certificates, continue beyond the expiration of 21 years from the death of the survivor of the person or persons named in the Trust Agreement. See "Description of the Trust Agreement--Termination" in the prospectus.

                 CERTAIN LEGAL ASPECTS OF THE DEPOSITED ASSETS

          [Describe any applicable legal aspects of the Deposited Assets or relating to the enforceability by the certificateholders of the security interest, if any, securing such Deposited Assets.]

                   MATERIAL FEDERAL INCOME TAX CONSEQUENCES

          The following is a general discussion of the material federal income tax consequences of the ownership and disposition of the Class [ ] Certificates and is based on the Internal Revenue Code of 1986, as amended (the "Code"), the Treasury Regulations promulgated and proposed thereunder (the "Regulations"), judicial decisions and published administrative rulings and pronouncements of the Internal Revenue Service (the "Service"), all as in effect on the date hereof. Legislative, judicial or administrative changes or interpretations hereafter enacted or promulgated could alter or modify the analysis and conclusions set forth below, possibly on a retroactive basis. Where expressly noted, this discussion represents the opinion of tax counsel to the Trust, subject to the qualifications set forth in this prospectus supplement. This discussion does not purport to address the federal income tax consequences either to special classes of taxpayers (such as S corporations, banks, thrifts, other financial institutions, insurance companies, small business investment companies, real estate investment trusts, regulated investment companies, broker-dealers, tax-exempt organizations and persons that hold the Class [ ] Certificates as part of a straddle, hedging or conversion transaction) or to a person or entity holding an interest in a holder (e.g., as a stockholder, partner, or holder of an interest as a beneficiary). This discussion assumes that the Class [ ] Certificates will be held by the holders thereof as capital assets as defined in the Code, and[, except as discussed below in "--Possible Alternative Treatment of the Underlying Securities and Certificateholders,"] describes the consequences of Class [ ] Certificates that represent an interest in securities that are properly characterized as debt for federal income tax purposes. The discussion is generally limited to initial purchasers of the Class [ ] Certificates. No information is provided herein with respect to any foreign, state or local tax consequences of the ownership and disposition of the Class [ ] Certificates or any federal alternative minimum tax or estate and gift tax considerations. Except as discussed in "--Non-U.S. Holders" and "--Information Reporting and Backup Withholding" below, the following discussion applies only to a U.S. Holder (defined below).

          Prospective investors are urged to consult their own tax advisors with regard to the federal tax consequences of purchasing, holding and disposing of the Class [ ] Certificates in their own particular circumstances, as well as the tax consequences arising under the federal alternative minimum tax and estate and gift tax laws and the laws of any state, foreign country or other jurisdiction to which they may be subject.

          For purposes of this discussion, "U.S. Holder" means a holder that is a citizen or resident of the United States, a corporation (or other entity treated as a corporation for federal income tax purposes) organized in or under the laws of the United States, any state thereof or the District of Columbia, an estate, the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source, or a trust with respect to which a court in the U.S. is able to exercise primary authority over its administration and one or more U.S. persons have the authority to control all of its substantial decisions. A "Non-U.S. Holder" means a person other than a U.S. Holder and holders subject to rules applicable to former citizens and residents of the United States.

Tax Status of Trust

          In the opinion of Sidley Austin Brown & Wood LLP, the Trust will not be classified as an association (or publicly traded partnership) taxable as a corporation for federal income tax purposes. The parties will take the position that, although not free from doubt, the Trust will constitute a grantor trust for federal income tax purposes. Accordingly, the Trust will not be subject to federal income tax and each holder will be subject to federal income taxation as if it owned directly the portion of the Underlying Securities allocable to such certificates, and as if it paid directly its share of expenses paid by the Trust. No assurance can be given that the Service will agree with the foregoing characterization of the Trust or that if challenged such a characterization will prevail.

          If the Trust were to be classified as a tax partnership, the Trust would not be subject to federal income tax, but each item of income, gain, loss and deduction generated as a result of the ownership of the Underlying Securities by the Trust would be passed through to the Class [ ] Certificateholders [and Class [ ] Certificateholders] as the partners in such a tax partnership according to their respective interests therein. The amount of income reportable by the certificateholders as partners in such a tax partnership could differ from that reportable by the certificateholders as holders of an interest in a grantor trust. A cash basis holder treated as a partner, for example, might be required to report income when it accrues to the Trust rather than when it is received by the certificateholder. As a result, the certificateholder might be taxed on an amount of income greater than the amount of interest received on the Certificate. In addition, partnership characterization may have adverse state or local tax consequences for certificateholders. Certificateholders should consult their own tax advisors regarding the effect upon them any re-characterization may have.

          Because the Trustee will treat the Trust as a grantor trust for federal income tax purposes, it will not comply with the tax reporting requirements applicable to the possible alternative characterization of the Trust as a partnership discussed above.

          The following discussion assumes that the Trust is, and the Class
[ ] Certificates represent interests in, a grantor trust for federal income tax purposes.

Income of U.S. Certificateholders

          The purchase of a Class [ ] Certificate, for federal income tax purposes, represents the purchase of an undivided interest in the Underlying Securities and the grant of a call option with respect to such Class [ ] Certificate. The purchase price allocable to the interest in the Underlying Securities should equal such interest's fair market value (the "Allocated Purchase Price"). The difference between such fair market value and the purchase price of the Class [ ] Certificate represents an option premium deemed paid by the Call Warrant holder for the Call Warrant. To the extent that the portion of the purchase price of a Class [ ] Certificate allocated to a holder's undivided interest in the Underlying Securities as so determined is greater than or less than the portion of the principal balance of the Underlying Securities allocable to the Class [ ] Certificate, such interest in the Underlying Securities will have been acquired at a premium or discount, as the case may be. To the extent that the Allocated Purchase Price is less than the principal amount of the Underlying Securities by more than a statutorily defined de minimis amount, the holder's interest in such Underlying Securities will be treated as purchased with "original issue discount." See the discussion below under "Interest Income and Original Issue Discount." Conversely, to the extent that the Allocated Purchase Price exceeds the principal amount of the Underlying Securities, the holder's interest therein will be treated as purchased with "bond premium." See the discussion below under "Bond Premium."

          Because of the difficulty of allocating the purchase price and the tax reporting relating thereto, the Trust intends to take the position for information reporting purposes that the Call Warrant is worthless and the Allocated Purchase Price equals the purchase price of the Certificates. No assurance can be given that the Service will agree with such a position. It appears, however, that a certificateholder may elect to integrate the Call Warrant and its interest in the Underlying Securities and treat them as a single "synthetic" debt instrument under Treasury Regulation Section 1.1275-6. The Trust will not identify the interest in the Underlying Securities and the Call Warrant as part of an integrated transaction. Prospective investors should consult their own tax advisors regarding whether an election would be beneficial to them. If a certificateholder so elects, under the rules applicable to synthetic debt instruments, neither the interest in the Underlying Securities nor the Call Warrant would be generally subject to the rules that would apply on a separate basis to each component. The remainder of this discussion assumes that the two positions are not integrated and that the purchase price of the Class [ ] Certificates is equal to the Allocated Purchase Price. Potential investors are urged to consult with their tax advisors regarding the foregoing.

          Interest Income and Original Issue Discount. The proper federal income tax treatment of the Class [ ] Certificates is unclear. The Class [ ] Certificates represent an interest in [100 percent of the interest amount of the Underlying Securities and a pro rata portion of the principal payable on the Underlying Securities] [100 percent of the principal payable on the Underlying Securities and a pro rata portion of the interest amount of the Underlying Securities]. In effect, a portion of the [principal] [interest] of the Underlying Securities has been "stripped" off the Underlying Securities. Under the tax rules applicable to stripped debt obligations, on the date a Class [ ] Certificate is purchased the securities backing the Class [ ] Certificate will be treated as newly issued, possibly with original issue discount for purposes of reporting to a certificateholder such holder's share of Trust income. Assuming the Class [ ] Certificates are purchased at par and subject to the discussion in the paragraph below, the Trust intends to take the position that the Class [ ] Certificates do not represent an interest in securities having original issue discount. Based upon the foregoing, it is reasonable for each holder to report on its federal income tax return, in a manner consistent with its method of tax accounting, its share of the interest income earned by the Trust with respect to the Underlying Securities. If, however, the Service successfully challenges this position, the Class [ ] Certificates would represent an interest in securities having original issue discount and the holders would be required to accrue income based upon a constant yield method without respect to the receipt of cash regardless of their normal method of tax accounting. Holders of Class [ ] Certificates other than a holder who purchased the Class [ ] Certificates upon original issuance may be considered to have acquired their undivided interests in the Underlying Securities with original issue discount or bond premium. Such holders are advised to consult their own tax advisors as to the tax consequences of the acquisition, ownership and disposition of the Class [ ] Certificates.

          Bond Premium. To the extent a holder is deemed to have purchased its pro rata undivided interest in the Underlying Securities at a premium (i.e., the purchase price of a Class [ ] Certificate allocable to the Underlying Securities exceeds the total amount payable on the Underlying Securities to the U.S. Holder other than qualified stated interest), such premium will be amortizable by the holder as an offset to interest income (with a corresponding reduction in the certificate owner's basis) under a constant yield method over the term of the Underlying Securities if an election under
Section 171 of the Code is made or was previously in effect. Any such election will also apply to all debt instruments held by the U.S. Holder during the year in which the election is made and all debt instruments acquired thereafter.

Deductibility of Trust's Fees and Expenses

          In computing its federal income tax liability, a holder will be entitled to deduct, consistent with its method of accounting, its share of reasonable administrative fees, trustee fees and other fees, if any, paid or incurred by the Trust as provided in Section 162 or 212 of the Code. If a holder is an individual, estate or trust, the deduction for such holder's share of fees will be a miscellaneous itemized deduction that may be disallowed in whole or in part.

Sale or Exchange by Holders

          If a Class [ ] Certificate is sold, exchanged or redeemed, including pursuant to the exercise of the Call Warrant, the selling U.S. Holder will recognize gain or loss equal to the difference between the amount realized upon the sale or exchange and its adjusted basis in its Class [ ] Certificate. The amount realized by the selling U.S. Holder will include any additional amount payable as a result of the exercise by a holder of a Call Warrant of its right to call the Class [ ] Certificates with a settlement date occurring prior to [ ]. A U.S. Holder's adjusted basis of a Class [ ] Certificate will equal its cost, increased by any unpaid original issue discount includible in income with respect to the Class [ ] Certificate prior to its sale, and reduced by any principal payments previously received with respect to the Class [ ] Certificate and any bond premium amortization previously applied to offset interest income. The gain or loss recognized on the sale, exchange or redemption of a Class [ ] Certificate will generally be capital gain or loss if the Class [ ] Certificate was held as a capital asset. The purchase of a Class [ ] Certificate represents the purchase of an interest in the Underlying Securities and the issuance of a call in the form of the Call Warrant on the Class [ ] Certificates. Accordingly, under the Code, the issuance of the Call Warrant likely represents a straddle with respect to the Underlying Securities, and if so, under Code Section 1092 any gain realized upon the sale, exchange or redemption of a Class [ ] Certificate will be short-term capital gain or loss regardless of how long the Class [ ] Certificate was held by the U.S. Holder at the time of the disposition.

Non-U.S. Holders

          A Non-U.S. Holder who is an individual or corporation (or an entity treated as a corporation for federal income tax purposes) holding the Class [ ] Certificates on its own behalf will not be subject to United States federal income taxes on payments of principal, premium, interest or original issue discount on a Class [ ] Certificate, unless such Non-U.S. Holder is (i) a direct or indirect 10% or greater shareholder of the Underlying Securities Issuer; (ii) a controlled foreign corporation related to the Underlying Securities Issuer or (iii) an individual who ceased being a U.S. citizen or long-term resident for tax avoidance purposes. To qualify for the exemption from taxation, the Withholding Agent, as defined below, must have received a statement from the individual or corporation that:

          o is signed under penalties of perjury by the beneficial owner of the Class [ ] Certificate,

          o  certifies that such owner is not a U.S. Holder, and

          o  provides the beneficial owner's name and address.

          A "Withholding Agent" is the last United States payor (or a non-U.S. payor who is a qualified intermediary, U.S. branch of a foreign person, or withholding foreign partnership) in the chain of payment prior to payment to a Non-U.S. Holder (which itself is not a Withholding Agent). Generally, this statement is made on an

IRS Form W-8BEN ("W-8BEN"), which is effective for the remainder of the year of signature plus three full calendar years unless a change in circumstances makes any information on the form incorrect. Notwithstanding the preceding sentence, a W-8BEN with a U.S. taxpayer identification number will remain effective until a change in circumstances makes any information on the form incorrect, provided that the Withholding Agent reports at least annually to the beneficial owner on IRS Form 1042-S. The beneficial owner must inform the Withholding Agent within 30 days of such change and furnish a new W-8BEN. A Non-U.S. Holder who is not an individual or corporation (or an entity treated as a corporation for federal income tax purposes) holding the Class [ ] Certificates on its own behalf may have substantially increased reporting requirements. In particular, in the case of Class [ ] Certificates held by a foreign partnership (or foreign trust), the partners (or beneficiaries) rather than the partnership (or trust) will be required to provide the certification discussed above, and the partnership (or trust) will be required to provide certain additional information.

          A Non-U.S. Holder whose income with respect to its investment in a Class [ ] Certificate is effectively connected with the conduct of a U.S. trade or business would generally be taxed as if the holder was a U.S. person provided the holder provides to the Withholding Agent an IRS Form W-8ECI.

          Certain securities clearing organizations, and other entities who are not beneficial owners, may be able to provide a signed statement to the Withholding Agent. However, in such case, the signed statement may require a copy of the beneficial owner's W-8BEN (or the substitute form).

          Generally, a Non-U.S. Holder will not be subject to federal income taxes on any amount which constitutes capital gain upon retirement or disposition of a Class [ ] Certificate, unless such Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year of the disposition and such gain is derived from sources within the United States. Certain other exceptions may be applicable, and a Non-U.S. Holder should consult its tax advisor in this regard.

          The Class [ ] Certificates will not be includible in the estate of a Non-U.S. Holder unless (a) the individual is a direct or indirect 10% or greater shareholder of the Underlying Securities Issuer or, (b) at the time of such individual's death, payments in respect of the Class [ ] Certificates would have been effectively connected with the conduct by such individual of a trade or business in the United States, or (c) the holder was an individual who ceased being a U.S. citizen or long-term resident for tax avoidance purposes.

Information Reporting and Backup Withholding

          Backup withholding of U.S. federal income tax may apply to payments made in respect of a Class [ ] Certificate to a registered owner who is not an "exempt recipient" and who fails to provide certain identifying information (such as the registered owner's taxpayer identification number) in the manner required. Generally, individuals are not exempt recipients whereas corporations and certain other entities are exempt recipients. Payments made in respect of a holder must be reported to the Service, unless the holder is an exempt recipient or otherwise establishes an exemption. Compliance with the identification procedures (described in the preceding section) would establish an exemption from backup withholding for a Non-U.S. Holder who is not an exempt recipient.

          In addition, upon the sale of a Class [ ] Certificate to (or through) a "broker," the broker must backup withhold on the entire purchase price, unless either (i) the broker determines that the seller is a corporation or other exempt recipient or (ii) the seller provides certain identifying information in the required manner, and in the case of a Non-U.S. Holder certifies that the seller is a Non-U.S. Holder (and certain other conditions are met). Such a sale must also be reported by the broker to the Service, unless either (i) the broker determines that the seller is an exempt recipient or (ii) the seller certifies its non-U.S. status (and certain other conditions are met).

          Any amounts withheld under the backup withholding rules from a payment to a certificateholder would be allowed as a refund or a credit against such certificateholder's U.S. federal income tax, provided that the required information is furnished to the Service.

State and Local Tax Considerations

          Potential holders should consider the state and local income tax consequences of the purchase, ownership and disposition of the Class [ ] Certificates. State and local income tax laws may differ substantially from the corresponding federal law, and this discussion does not purport to describe any aspect of the income tax laws of any state or locality. Therefore, potential holders should consult their own tax advisors with respect to the various state and local tax consequences of an investment in the Class [ ] Certificates.

[Possible Alternative Treatment of the Underlying Securities and
Certificateholders

          If the Service successfully asserts that the Underlying Securities do not represent debt instruments for federal income tax purposes, then a certificateholder's interest in the Underlying Securities may be treated as representing an interest in the Underlying Securities Issuer's stock. Treatment of the Underlying Securities as stock could have adverse tax consequences to certain holders. For example, a Non-U.S. Holder might lose the benefit of treating the income on the certificate as interest not subject to federal withholding tax.

          The Underlying Securities Issuer believes that the Underlying Securities should constitute indebtedness for federal income tax purposes and, if correct, an exercise by the Trust of its right to shorten the maturity of the Certificates would not be a taxable event to the certificateholders. Certificateholders should be aware, however, that the exercise by the Trust of its right to shorten the maturity of the Certificates would be a taxable event to certificateholders for federal income tax purposes if the Underlying Securities are treated as equity for such purposes prior to their maturity being shortened, assuming that the Underlying Securities of shortened maturity are treated as debt for such purposes.]

                             ERISA CONSIDERATIONS

          The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the Code impose certain requirements on (a) an employee benefit plan (as defined in Section 3(3) of ERISA), (b) a plan described in Section 4975(e)(1) of the Code or (c) any entity whose underlying assets are treated as assets of any such plan by reason of such plan's investment in the entity (each, a "Plan").

          In accordance with ERISA's fiduciary standards, before investing in a Class [ ] Certificate, a Plan fiduciary should determine whether such an investment is permitted under the governing Plan instruments and is appropriate for the Plan in view of its investment policy and the composition of its portfolio. Other provisions of ERISA and the Code prohibit certain transactions (including loans or other extensions of credit) involving the assets of a Plan and persons who have specified relationships to the Plan ("parties in interest" within the meaning of ERISA or "disqualified persons" within the meaning of Section 4975 of the Code). Thus, a Plan fiduciary considering an investment in Certificates should also consider whether such an investment might constitute or give rise to a non-exempt prohibited transaction under ERISA or the Code. In addition to the prohibited transaction issues discussed below that could arise if the Trust assets are classified as Plan assets for ERISA purposes, prospective purchasers of Class [ ] Certificates should consider the ERISA implications of the grant of the call option to the holders of the Call Warrants and the consequences of a subsequent sale of the Class [ ] Certificates by a Plan to the holders of the Call Warrants. The initial holders of the Call Warrants will be institutional investors, but the Call Warrants are transferable contract rights.

Trust Assets as "Plan Assets"

          Under a "look-through rule" set forth in Section 2510.3-101 of the United States Department of Labor ("DOL") regulations, a Plan's assets may include an interest in the underlying assets of an entity that is not an operating company (such as a trust) for certain purposes under ERISA if the Plan acquires an equity interest in such entity. Such regulations contain an exemption from such Plan asset rules if the security acquired by the Plan is a "publicly offered security." A "publicly offered security" is defined as a security that is (i) freely transferable, (ii) part of a class of securities that is owned by 100 or more investors independent of the issuer and of one another and (iii) sold to the Plan as part of an offering of securities to the public pursuant to an effective registration statement under the Securities Act and timely registered under the Exchange Act. It is anticipated that the Class [ ]

Certificates will meet the criteria of the "publicly offered securities" exemption. There are no restrictions imposed on the transfer of Class [ ] Certificates; the Class [ ] Certificates will be sold pursuant to an effective registration statement under the Securities Act and then will be timely registered under the Exchange Act; and the Underwriter[s] [has] [have] undertaken to sell the Class [ ] Certificates to a minimum of 400 beneficial owners. See "Listing."

          If the Class [ ] Certificates fail to meet the criteria of the "publicly offered security" exemption and the assets of the Trust were deemed to be Plan assets, transactions involving the Depositor, the Underwriter, the Trustee, the Underlying Securities Trustee or the Underlying Securities Issuer might constitute non-exempt prohibited transactions with respect to a Plan holding a Class [ ] Certificate unless (i) one or more prohibited transaction class exemptions ("PTCEs") discussed below applies or (ii) such party, which could include the Underlying Securities Issuer, is not a disqualified person or party in interest with respect to such Plan. In addition, the fiduciary of an investing Plan could be treated as having delegated fiduciary responsibility to the Trustee.

Prohibited Transaction Exemptions

          Without regard to whether the Class [ ] Certificates satisfy the requirements of the "publicly offered security" exemption, a prohibited transaction could arise if the Issuer, the Underwriter, or an exerciser of the Call Warrant were a party in interest or disqualified person with respect to a Plan holding Class [ ] Certificates. Certain prohibited transaction class exemptions could apply to the acquisition and holding of Certificates by Plans, and the operation of the Trust, including, but not limited to: PTCE 84-14 (an exemption for certain transactions determined by an independent qualified professional asset manager); PTCE 91-38 (an exemption for certain transactions involving bank collective investment funds); PTCE 90-1 (an exemption for certain transactions involving insurance company pooled separate accounts); PTCE 95-60 (an exemption for certain transactions involving insurance company general accounts); and PTCE 96-23 (an exemption for certain transactions effected by in-house asset managers). There is no assurance that these exemptions would apply with respect to all transactions involving an investment in the Class [ ] Certificates or the Trust's assets.

                            METHOD OF DISTRIBUTION

          Pursuant to an underwriting agreement dated as of [ ] (the "Underwriting Agreement"), Select Asset has agreed to sell and [Lehman Brothers Inc. (an affiliate of Select Asset)] [each of the underwriters named below, including Lehman Brothers Inc. (an affiliate of Select Asset)] (the "Underwriter[s]") [,] has [severally] agreed to purchase, the [Certificates] [the [principal] [notional] amount of each class of Certificates set forth below opposite its name].

                                         Class [  ]     Class [  ]    Class [ ]
                                         ----------     ----------    ---------

         Lehman Brothers Inc........     $              $             $

         [Other Underwriters].......     $              $             $

                                         ----------     ----------    ---------
         Total......................     $              $             $
                                         ==========     ==========    =========

The Underwriter[s] [has] [have] agreed, subject to certain terms and conditions set forth in the Underwriting Agreement, to purchase all Class [ ] Certificates offered hereby if any Class [ ] Certificates are purchased. [In the event of default by any Underwriter, the Underwriting Agreement provides that, in certain circumstances, the purchase commitments of non-defaulting Underwriters may be increased or the Underwriting Agreement may be terminated.]

          Select Asset has been advised by the Underwriter[s] that [it] [they] propose[s] initially to offer the Class [ ] Certificates [to the public at the public offering price set forth on the cover page of this prospectus supplement and to certain dealers at such price less a concession not in excess of $[ ] per Class [ ] Certificate] [from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale].

The Underwriter[s] may effect such transactions by selling Certificates to or through dealers and such dealers may receive compensation in the form of underwriting discounts, concessions or commissions from the Underwriter[s] and any purchasers of Certificates for whom they may act as agents. The Underwriter[s] may allow and such dealers may reallow a concession not in excess of $[ ]. After the initial public offering, the public offering price and the concessions may be changed.

          The Underwriting Agreement provides that Select Asset will indemnify the Underwriter[s] against certain civil liabilities, including liabilities under the Securities Act, or will contribute to payments the Underwriter[s] may be required to make in respect thereof.

          Lehman Brothers Inc. is an affiliate of Select Asset, and the participation by Lehman Brothers Inc. in the offering of the Class [ ] Certificates complies with Section 2720 of the Conduct Rules of the National Association of Securities Dealers, Inc. regarding underwriting securities of an affiliate.

          In connection with the sale of the Class [ ] Certificates, Securities and Exchange Commission rules permit the Underwriter[s] to engage in transactions that stabilize the price of the Class [ ] Certificates. These transactions may include purchases for the purpose of fixing or maintaining the price of the Class [ ] Certificates. The Underwriter[s] may create a short position in the Class [ ] Certificates in connection with the offering. That means [it] [they] may sell a larger number of the Class [ ] Certificates than is shown on the cover page of this prospectus supplement. If [it] [they] create[s] a short position, the Underwriter[s] may purchase Class [ ] Certificates in the open market to reduce the short position. If the Underwriter[s] purchase[s] Class [ ] Certificates to stabilize the price or to reduce [its] [their] short position, the price of the Class [ ] Certificates could be higher than it might be if the Underwriter[s] had not made such purchases. The Underwriter[s] make[s] no representation or prediction about any effect that these purchases may have on the price of the Class [ ] Certificates. The Underwriter[s] may suspend any of these activities at any time.

          The Underwriter[s] may also impose a penalty bid on certain dealers and selling group members. This means that if the Underwriter[s] purchase[s] Class [ ] Certificates in the open market to reduce the Underwriter['s][s'] short position or to stabilize the price of the Class [ ] Certificates, [it] [they] may reclaim the amount of the selling concession from the selling group members who sold those Class [ ] Certificates as part of this offering.

                                    LISTING

          The Class [ ] Certificates are a new issue of securities with no established trading market. The Class [ ] Certificates will be approved for listing, subject to official notice of issuance, on the New York Stock Exchange ("NYSE"). The Class [ ] Certificates will be eligible for trading on the NYSE within the 30-day period after the initial delivery thereof but it is not likely that substantial amounts of the Class [ ] Certificates will be traded on the NYSE. In order to meet one of the requirements for listing the Class [ ] Certificates on the NYSE, the Underwriter[s] [has] [have] undertaken to sell the Class [ ] Certificates to a minimum of 400 beneficial owners. The Underwriter[s] [has] [have] told Select Asset that [it] [they] presently intends to make a market in the Class [ ] Certificates prior to commencement of trading on the NYSE, as permitted by applicable laws and regulations. The Underwriter[s] [is] [are] not obligated, however, to make a market in the Class [ ] Certificates. Any market making by the Underwriter[s] may be discontinued at any time at the sole discretion of the Underwriter[s]. No assurance can be given as to whether a trading market for the Class [ ] Certificates will develop or as to the liquidity of any trading market.

                                    RATINGS

          At the time of issuance, the Class [ ] Certificates will be rated no lower than the Underlying Securities are rated. As of the date of this prospectus supplement, the Underlying Securities are rated [ ] by [ ] [and [ ] by [ ]] (the "Rating [Agency] [Agencies]"). The ratings address the likelihood of the payment of the amounts required under the Trust Agreement by the Trust, and are based primarily on the credit quality of the Deposited Assets and any providers of credit support, as well as on the relative priorities of the certificateholders of the Class [ ] Certificates with respect to collections and losses with respect to the Deposited Assets. The rating on the Class [ ] Certificates does not, however, constitute a statement regarding the occurrence or frequency of redemptions or prepayments on[, or extensions of the maturity of,] the Deposited Assets, the corresponding effect on yield to investors, or whether investors in the Class [ ] Certificates may fail to recover fully their initial investment.

          A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning Rating Agency. Each security rating should be evaluated independently of any other security rating.

          Select Asset has not requested a rating on the Class [ ] Certificates by any rating agency other than the Rating [Agency] [Agencies]. However, there can be no assurance as to whether any other rating agency will rate the Class [ ] Certificates, or, if it does, what rating would be assigned by any such other rating agency. A rating on the Class [ ] Certificates by another rating agency, if assigned at all, may be lower than the ratings assigned to the Class [ ] Certificates by the Rating [Agency] [Agencies].

                                LEGAL OPINIONS

          Certain legal matters relating to the Class [ ] Certificates will be passed upon for Select Asset and the Underwriter[s] by Sidley Austin Brown & Wood LLP, New York, New York.

                   INDEX OF TERMS FOR PROSPECTUS SUPPLEMENT





                      [LIST DEFINED TERMS AND PAGE NUMBER
                  WHERE DEFINED IN THE PROSPECTUS SUPPLEMENT]

Prospectus

                              Trust Certificates
                             (Issuable in series)


                               SELECT ASSET INC.
                                   Depositor


                                  Each trust--
-------------------------------
Consider carefully the
risk factors beginning on         o may periodically issue asset backed certificates in one or more series with
page 4 in this prospectus.          one or more classes; and

Unless otherwise specified in
the applicable prospectus         o will own--
supplement, neither the
certificates nor any of the         o   a single debt security or a pool of debt securities;
securities deposited in any
trust are obligations of or         o   payments due on those securities;
are insured or guaranteed by
the U.S. government or any          o   securities of government sponsored enterprises which, unless otherwise
U.S. government agency. None            stated in the prospectus supplement, are not obligations of and are
of the obligations of Federal           neither insured nor guaranteed by the U.S. government or any U.S.
National Mortgage Association,          government agency; and/or
Federal Home Loan Mortgage
Corporation, Student Loan           o   other assets described in this prospectus and in the accompanying
Marketing Association,                  prospectus supplement.
Resolution Funding
Corporation, Federal Home Loan    The certificates--
Banks, Tennessee Valley
Authority or Federal Farm         o     will represent interests in the trust and will be paid only from the trust
Credit Banks are insured or             assets.
guaranteed by the U.S.
government or any U.S.            o     will be denominated and sold for U.S. dollars or for one or more foreign or
government agency.                      composite currencies and any payments to certificateholders may be payable in
-------------------------------         U.S. dollars or in one or more foreign or composite currencies;

The certificates will             o     will be issued as part of a designated series which may include one or more
represent interests in the              classes of certificates and enhancement; and
trust only and will not
represent interests in or         o     will not be obligations of and will neither be insured nor guaranteed by the
obligations of Select Asset             U.S. government or any U.S. government agency.
Inc., the administrative agent
of the trust, any trustee, or     The certificateholders--
any of their affiliates.
                                  o     will receive interest and principal payments from the assets deposited with
This prospectus may be                  each trust.
used to offer and sell any
series of certificates only
if accompanied by the prospectus
supplement for that series.

--------------------------------


Neither the SEC nor any state securities commission has approved these certificates or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                LEHMAN BROTHERS

                                [______], 2004

    IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS PROSPECTUS AND THE
                      ACCOMPANYING PROSPECTUS SUPPLEMENT

          We provide information to you about the certificates in two separate documents that progressively provide more detail: (a) this prospectus, which provides general information, some of which may not apply to a particular series of certificates, including your series, and (b) the accompanying prospectus supplement, which will describe the specific terms of your series of certificates, including:

        o the number of classes of such series and, with respect to each class of such series, its designation, aggregate principal amount or, if applicable, notional amount, and authorized denominations;

        o information concerning the type, characteristics and specifications of the securities deposited with the relevant trust (the "Underlying Securities") and any other assets deposited with such trust (together with the Underlying Securities, the "Deposited Assets") and any credit support for such series or class;

        o the relative rights and priorities of payment of each such class (including the method for allocating collections from the Deposited Assets to the certificateholders of each class and the relative ranking of the claims of the certificateholders of each class to the Deposited Assets);

        o any call warrants with respect to the certificates or the Underlying Securities, or any other mandatory or optional redemption terms,

        o the name of the trustee and the administrative agent, if any, for the series;

        o the Interest Rate (as defined below) or the terms relating to the applicable method of calculation thereof;

        o the time (a "Distribution Date") and place of distribution of any interest (if any), premium (if any) and/or principal (if any);

        o the currency or currencies in which the principal, premium, if any, and any interest are distributable;

        o     the date of issue;

        o the Final Scheduled Distribution Date (as defined below), if applicable;

        o     the offering price (if offered at a fixed price);

        o any exchange, whether mandatory or optional, and any redemption terms relating to the certificates of each series or class; and

        o     any other specific terms of certificates of each series or class.

See "Description of Certificates--General" for a listing of other items that may be specified in the applicable prospectus supplement.

If the terms of a particular series of certificates vary between this prospectus and the prospectus supplement, you should rely on the information in the prospectus supplement.

          You should rely only on the information provided in this prospectus and the accompanying prospectus supplement including the information incorporated by reference. We have not authorized anyone to provide you with different information. We are not offering the certificates in any state where the offer is not permitted. We do not claim the accuracy of the information in this prospectus or the accompanying prospectus supplement as of any date other than the dates stated on their respective covers.

          We include cross-references in this prospectus and in the accompanying prospectus supplement to captions in these materials where you can find further related discussions. The following table of contents and the table of contents included in the accompanying prospectus supplement provide the pages on which these captions are located.

                               TABLE OF CONTENTS

Important Notice about Information Presented in this Prospectus and the
   Accompanying Prospectus Supplement........................................2
Where You Can Find More Information..........................................3
Incorporation of Certain Documents by Reference..............................3
Reports to Certificateholders................................................4
Important Currency Information...............................................4
Risk Factors.................................................................4
The Depositor................................................................7
Use of Proceeds..............................................................8
Formation of the Trusts......................................................8
Maturity and Yield Considerations............................................9
Description of the Certificates.............................................11
Description of Deposited Assets and Credit Support..........................27
Description of the Trust Agreement..........................................40
Currency Risks..............................................................51
Plan of Distribution........................................................53
Legal Opinions..............................................................54

                      WHERE YOU CAN FIND MORE INFORMATION

          Each trust is subject to the informational requirements of the Exchange Act and we file on behalf of each trust reports and other information with the SEC. You may read and copy any reports, statements or other information we file at the SEC's public reference room in Washington, D.C. You can request copies of these documents, upon payment of a duplicating fee, by writing to the SEC. Please call the SEC at (800) SEC-0330 for further information on the operation of its public reference room. Each trust's SEC filings are also available to the public on the SEC Internet site (http://www.sec.gov). We do not intend to send any financial reports to certificateholders.

          We filed a registration statement relating to the certificates with the SEC. This prospectus is part of the registration statement, but the registration statement includes additional information.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

          The SEC allows us to "incorporate by reference" information we file with it, which means that we can disclose important information to you by referring you to those documents. We are incorporating by reference all documents that we have filed with the SEC pursuant to the Exchange Act prior to the date of this prospectus. The information incorporated by reference is considered to be part of this prospectus. Information that we file later with the SEC (including any information that we file on behalf of any trust) will automatically update the information in this prospectus. In all cases, you should rely on the later information over different information included in this prospectus or the accompanying prospectus supplement. We incorporate by reference any future SEC reports filed by or on behalf of the trusts until we terminate our offering of the certificates.

          As a recipient of this prospectus, you may request a copy of any document we incorporate by reference, except exhibits to the documents (unless the exhibits are specifically incorporated by reference), at no cost, by writing or calling us at: Secretary of Select Asset Inc., 745 Seventh Avenue, New York, New York 10019, (212) 526-7000.

                         REPORTS TO CERTIFICATEHOLDERS

          Except as otherwise specified in the applicable prospectus supplement, unless and until definitive certificates (as defined below) are issued, on each Distribution Date unaudited reports containing information concerning each trust will be prepared by the trustee and sent on behalf of each trust only to Cede & Co., as nominee of DTC and registered holder of the certificates. See "Description of the Certificates--Global Securities" and "Description of the Trust Agreement--Reports to Certificateholders; Notice." These reports will not constitute financial statements prepared in accordance with generally accepted accounting principles. We will file with the SEC on behalf of each separate trust periodic reports as are required under the Exchange Act.

                        IMPORTANT CURRENCY INFORMATION

          References herein to "U.S. dollars," "U.S.$," "USD," "dollar" or "$" are to the lawful currency of the United States.

          Purchasers are required to pay for each certificate in the currency in which the certificate is denominated. Currently, there are limited facilities in the United States for conversion of U.S. dollars into foreign currencies and vice versa, and banks do not currently offer non-U.S. dollar checking or savings account facilities in the United States. However, if requested by a prospective purchaser of a certificate denominated in a currency other than U.S. dollars, Lehman Brothers will arrange for the exchange of U.S. dollars into such currency to enable the purchaser to pay for the certificate. Requests must be made on or before the fifth Business Day (as defined below) preceding the date of delivery of the certificate or by a later date as determined by Lehman Brothers. Each exchange will be made by Lehman Brothers on the terms and subject to the conditions, limitations and charges that Lehman Brothers may from time to time establish in accordance with its regular foreign exchange practice. All costs of exchange will be borne by the purchaser.

                                 RISK FACTORS

          Limited Liquidity. Prior to the issuance of any series (or class within such series) of certificates there will not be a public market for those securities. We cannot predict the extent to which a trading market will develop or how liquid that market might become or for how long it may continue. None of Lehman Brothers Inc. or any of its affiliates is obligated to make a market for any certificates, and they may or may not do so. Limited liquidity may adversely affect the timing of an investor's resale of the certificates or the price obtainable in the case of a resale.

          Legal Aspects. A prospectus supplement may set forth legal considerations that are applicable to a specific series (or class or classes within such series) of certificates being offered in connection with that prospectus supplement or the assets deposited in or assigned to the related trust.

          Limited Obligations and Interests. The certificates will not represent a recourse obligation of or interest in Select Asset Inc. ("Select Asset") or any of its affiliates. Unless otherwise specified in the applicable prospectus supplement, the certificates of each series will not be insured or guaranteed by any government agency or instrumentality, Select Asset, any person affiliated with Select Asset or any trust, or any other person. Any obligation of Select Asset with respect to the certificates of any series will only be pursuant to limited representations and warranties. Select Asset does not have, and is not expected in the future to have, any significant assets with which to satisfy any claims arising from a breach of any representation or warranty. If Select Asset were required to repurchase an Underlying Security, its only sources of funds to make a repurchase would be from funds obtained from the enforcement of a corresponding obligation, if any, on the part of the seller of the Underlying Security to Select Asset or from a reserve fund established to provide funds for repurchases. Select Asset is not obligated to establish or maintain a reserve fund.

          Credit Support; Limited Assets. The trust for any series (or class of such series) of certificates may include assets which are designed to support the payment or ensure the servicing or distribution with respect to the Deposited Assets. However, the certificates do not represent obligations of Select Asset, any administrative agent, any trustee or any of their affiliates and, unless otherwise specified in the applicable prospectus supplement, are not insured or guaranteed by any person or entity. Accordingly, certificateholders' receipt of distributions will depend entirely on such trust's receipt of payments with respect to the Deposited Assets and any credit support identified in the related prospectus supplement. See "Description of Deposited Assets and Credit Support."

          Maturity and Redemption Considerations. The timing of any distribution with respect to any series (or of any class within such series) of certificates is affected by a number of factors, including:

          o    the performance of the related Deposited Assets;

          o the extent of any early redemption, repayment or extension of maturity of the related Underlying Securities (including acceleration resulting from any default or rescheduling resulting from the bankruptcy or similar proceeding with respect to the issuer of the Underlying Securities); and

          o the manner and priority in which collections from the Underlying Securities and any other Deposited Assets are allocated to each class of such series.

          These factors may be influenced by a variety of accounting, tax, economic, social and other factors. The related prospectus supplement will discuss any calls, puts or other redemption options, any extension of maturity provisions and other terms applicable to the Underlying Securities and any other Deposited Assets. Any such terms may adversely affect an investor by returning principal amounts to the investor when prevailing interest rates have declined and reinvestment of those amounts at the rate applicable to the certificates is not possible. See "Maturity and Yield Considerations."

          Tax Considerations. The federal income tax consequences of the purchase, ownership and disposition of the certificates and the tax treatment of the trusts will depend on the specific terms of the related certificates, trust, credit support, if any, and Deposited Assets. See the description under "Material Federal Income Tax Consequences" in the related prospectus supplement. If the related Deposited Assets include securities issued by one or more government agencies or instrumentalities, purchasers of the certificates may also be affected by the tax treatment of such Underlying Securities by the relevant issuing government. For example, a state or local government may treat the interest on its bonds as fully or partially taxable, whereas such interest might otherwise have been tax exempt. In addition, prospective purchasers should consult their tax advisors concerning their tax return disclosure obligations, if any, with respect to currency exchange losses. See "Currency Risks--Tax Considerations."

          Ratings of the Certificates. At the time of issue, the certificates of any given series (or each class of such series that is offered hereby) will be rated in one of the investment grade categories recognized by one or more nationally recognized rating agencies. The rating of any series or class of certificates is based primarily on the related Deposited Assets and any credit support and the relative priorities of the certificateholders of such series or class to receive collections from, and to assert claims against, the related trust. A rating does not comment as to market price or suitability for a particular investor and is not a recommendation to purchase, hold or sell certificates. We cannot be certain that the rating will remain for any given period of time or that the rating will not be lowered or withdrawn entirely by the rating agency in the future.

          Global Securities. The certificates of each series (or, if more than one class exists, each class of such series) will initially be represented by one or more global securities deposited with a Depositary (as defined below) and purchasers will not receive individual certificates. Consequently, unless and until individual definitive certificates of a particular series or class are issued, purchasers will not be recognized as certificateholders under the related trust agreement. Until such time, purchasers will only be able to exercise the rights of certificateholders indirectly through the Depositary and its respective participating organizations. The ability of any purchaser to pledge a certificate to persons or entities that do not participate in the Depositary's system, or to otherwise act with respect to a certificate, may be limited. See "Description of Certificates--Global Securities" and any further description contained in the related prospectus supplement.

          Foreign Issuers. The Underlying Securities may include obligations of foreign issuers. Consequently, it may be difficult for the applicable trust as a holder of the Underlying Securities to obtain or realize upon judgments in the United States against the obligor. Even if an issuer is amenable to suit in the United States, the enforceability of any judgment obtained may be limited by a lack of substantial assets which can be levied upon in the United States or the inability to obtain recognition and enforcement of the judgment in the issuer's country. Because the Underlying Securities may represent direct or indirect obligations of foreign issuers, certificateholders should consider the political, economic and other risks attendant on holding the obligations of a foreign issuer which are not typically associated with an investment in securities of a domestic issuer. Such risks include:

               o    future political and economic developments;

               o    moratorium on payment or rescheduling of external debts;

               o    confiscatory taxation;

               o    imposition of any withholding tax;

               o    exchange rate fluctuations;

               o political or social instability or diplomatic developments; and

               o the imposition of additional governmental laws or restrictions.

          Currency Risks. The certificates of any given series (or class within such series) may be denominated in a currency other than U.S. dollars. This prospectus does not describe all the risks of an investment in such certificates, and Select Asset disclaims any responsibility to advise prospective purchasers of such risks as they exist from time to time. Prospective purchasers should consult their own financial and legal advisors as to the risks entailed by an investment in certificates denominated in a currency other than U.S.
dollars. See "Currency Risks." In addition, there are risks associated with Underlying Securities denominated in a currency other than the local currency of a foreign government. Governments have from time to time imposed, and may in the future impose, exchange controls that could affect the availability of a currency for making distributions in respect of Underlying Securities denominated in such currency.

          Passive Nature of the Trusts. The trustee with respect to any series of certificates will hold the Deposited Assets for the benefit of the certificateholders. Each trust will generally hold the related Deposited Assets to maturity and not dispose of them, regardless of adverse events, financial or otherwise, which may affect any issuer of Underlying Securities or the value of the Deposited Assets. Under specified circumstances the holders of the certificates may direct the trustee to dispose of the Underlying Securities or take certain other actions in respect of the Deposited Assets.

          Certain Conflicts of Interest. Lehman Brothers Inc. and other affiliates of Select Asset may act in different capacities in relation to any series, and there may be conflicts of interest between such parties. When acting in their respective capacities in relation to a series, such parties will be obligated only to carry out the duties and functions required thereof.

          Lehman Brothers Inc. and other affiliates of Select Asset may commence, maintain or continue to maintain commercial relationships with respect to an issuer of Underlying Securities or its affiliates. In particular, Lehman Brothers Inc. or other affiliates of Select Asset may provide investment banking and other financial services to, and may enter into derivative transactions with, an issuer of Underlying Securities or its affiliates. Lehman Brothers Inc. or other affiliates of Select Asset may also hold long or short positions with respect to securities or other obligations of an issuer of Underlying Securities or its affiliates (including any Underlying Securities), or may enter into credit derivative or other derivative transactions with third parties with respect to those obligations. In connection with those transactions, Lehman Brothers Inc. or other affiliates of Select Asset may exercise or enforce rights against, and may otherwise act with respect to, an issuer of Underlying Securities or its affiliates without regard to the issuance of the certificates and the related transactions described in the related prospectus supplement. Any such actions might have an adverse effect on the related Underlying Securities or an issuer of such Underlying Securities, the ability of the related trust to exercise or enforce any rights with respect to such Underlying Securities or the value of the related certificates. In the case of a bankruptcy or insolvency of an issuer of Underlying Securities or its affiliates, or any other default under securities or other obligations of an issuer of Underlying Securities or its affiliates (including the Underlying Securities), the interests of certificateholders with respect to Underlying Securities held by the related trust may be in conflict with the interests of Lehman Brothers Inc. or other affiliates of Select Asset that have entered into transactions with an issuer of such Underlying Securities or its affiliates. Each certificateholder will be deemed to have acknowledged and agreed that Lehman Brothers Inc. and its affiliates may engage in any kind of business with, or have an investment in, each issuer of Underlying Securities, and in connection therewith, may obtain or be in possession of non-public information regarding the related Underlying Securities, an issuer or related persons which may not be made available to certificateholders.

          In addition, the prospectus supplement for each series of certificates will set forth information regarding additional risk factors, applicable to such series (and each class within such series).

                                 THE DEPOSITOR

          Select Asset was incorporated in the State of Delaware on October 21, 1998, as an indirect, wholly-owned, limited-purpose subsidiary of Lehman Brothers Inc. The principal office of Select Asset is located at 745 Seventh Avenue, New York,
New York 10019. Its telephone number is (212) 526-7000.

          The Amended and Restated Certificate of Incorporation of Select Asset provides that Select Asset may conduct any lawful activities necessary or incidental to serving as depositor of one or more trusts that may issue and sell certificates. Pursuant to the terms of the trust agreement, Select Asset may not issue any securities which would result in the lowering of the then current ratings of the outstanding certificates of any series.

                                USE OF PROCEEDS

          Unless otherwise specified in the applicable prospectus supplement, the net proceeds to be received from the sale of each series or class of certificates (whether or not offered hereby) will be used by Select Asset to purchase the related Deposited Assets and arrange credit support including, if specified in the related prospectus supplement, making required deposits into any reserve account or the applicable certificate account (as defined below) for the benefit of the certificateholders of such series or class. Any remaining net proceeds, if any, will be used by Select Asset for general corporate purposes or for other purposes as may be described in the applicable prospectus supplement.

                            FORMATION OF THE TRUSTS

          A separate trust will be created for each series of trust certificates. Select Asset will assign the Deposited Assets for each series of certificates to the trustee named in the applicable prospectus supplement, in its capacity as trustee, for the benefit of the certificateholders of such series. See "Description of the Trust Agreement--Assignment of Deposited Assets." The trustee named in the applicable prospectus supplement will administer the Deposited Assets pursuant to the trust agreement and will receive a fee for these services. Any administrative agent named in the applicable prospectus supplement will perform the tasks as are specified therein and in the trust agreement and will receive a fee for these services as specified in the prospectus supplement. See "Description of the Trust Agreement--Collection and Other Administrative Procedures," "--Retained Interest" and "Administrative Agent Compensation and Payment of Expenses." The trustee or an administrative agent, if applicable, will either cause the assignment of the Deposited Assets to be recorded or will obtain an opinion of counsel that no recordation is required to obtain a first priority perfected security interest in such Deposited Assets.

          Unless otherwise stated in the prospectus supplement, Select Asset's assignment of the Deposited Assets to the trustee will be without recourse. To the extent provided in the applicable prospectus supplement, the obligations of an administrative agent will consist primarily of:

     o its contractual-administrative obligations, if any, under the trust agreement;

     o its obligation, if any, to make cash advances in the event of delinquencies in payments on or with respect to any Deposited Assets in amounts described under "Description of the Trust
          Agreement--Advances in Respect of Delinquencies;" and

     o its obligations, if any, to purchase Deposited Assets as to which there has been a breach of specified representations and warranties or as to which the documentation is materially defective.

          The obligations of an administrative agent and/or trustee, if any, named in the applicable prospectus supplement to make advances will be limited to amounts which the administrative agent believes ultimately would be recoverable under any credit support, insurance coverage, the proceeds of liquidation of the Deposited Assets or from other sources available for such purposes. See "Description of the Trust Agreement--Advances in Respect of Delinquencies."

          Unless otherwise provided in the related prospectus supplement, each trust will consist of:

     o    the Deposited Assets, or interests therein;

     o such assets as from time to time are identified as deposited in the related certificate account;

     o property, if any, acquired on behalf of certificateholders by foreclosure or repossession and any revenues received thereon;

     o those elements of credit support, if any, provided with respect to any class within such series that are specified as being part of the related trust in the applicable prospectus supplement, as described therein and under "Description of Deposited Assets and Credit Support--Credit Support;"

     o the rights of Select Asset relating to any breaches of representations or warranties by the issuer of the Deposited Assets;

     o the rights of the trustee in any cash advances, reserve fund or surety bond, if any, as described under "Description of the Trust Agreement--Advances in Respect of Delinquencies;" and

     o any other asset described in the applicable prospectus supplement as constituting part of the trust property,

in each case, exclusive of any interest in such assets (the "Retained Interest") retained by Select Asset or any previous owner thereof, as from time to time are specified in the trust agreement.

          Claims of certificateholders on the related trust property will be subject to, if applicable, the rights of any holder of call warrants or similar rights.

                       MATURITY AND YIELD CONSIDERATIONS

          Each prospectus supplement will contain any applicable information with respect to the type and maturities of the related Underlying Securities and the terms, if any, upon which such Underlying Securities may be subject to early redemption (either by the applicable obligor or pursuant to a third-party call option), repayment (at the option of the holders thereof) or extension of maturity. The provisions of the Underlying Securities with respect to redemption, repayment or extension of maturity will, unless otherwise specified in the applicable prospectus supplement, affect the weighted average life of the related series of certificates.

          The effective yield to holders of the certificates of any series (and class within such series) may be affected by aspects of the Deposited Assets or any credit support or the manner and priorities of allocations of collections with respect to the Deposited Assets between the classes of a given series. With respect to any series of certificates the Underlying Securities of which consist of one or more redeemable securities, extendable securities or securities subject to a third-party call option, the yield to maturity of such series (or class within such series) may be affected by any optional or mandatory redemption or repayment or extension of the related Underlying Securities prior to the stated maturity thereof. A variety of tax, accounting, economic, and other factors will influence whether an issuer exercises any right of redemption in respect of its securities. The rate of redemption may also be influenced by prepayments on the obligations a government sponsored entity issuer holds for its own account. All else remaining equal, if prevailing interest rates fall significantly below the interest rates on the related Underlying Securities, the likelihood of redemption would be expected to increase. There can be no certainty as to whether any Underlying Security redeemable at the option of its issuer will be repaid prior to its stated maturity.

          Unless otherwise specified in the related prospectus supplement, each of the Underlying Securities will be subject to acceleration upon the occurrence of specified Underlying Security Events of Default (as defined below). The maturity and yield on the certificates will be affected by any early repayment of the Underlying Securities as a result of the acceleration of the Outstanding Debt Securities (as defined below) by the holders thereof. See "Description of the Deposited Assets--Underlying Securities Issuance Agreement." If an issuer of Underlying Securities becomes subject to a bankruptcy proceeding, the timing and amount of payments with respect to both interest and principal may be materially and adversely affected. A variety of factors influence the performance of private debt issuers and correspondingly may affect the ability of an issuer of Underlying Securities to satisfy its obligations under the Underlying Securities, including the company's operating and financial condition, leverage, and social, geographic, legal and economic factors. In addition, if the Underlying Securities are issued by a foreign government and the foreign government issuer or guarantor repudiates or places any limitation or moratorium on the payment of external indebtedness or imposes any confiscatory or withholding tax, the timing and amount of payments on the certificates may be materially and adversely affected. A variety of factors could influence a foreign government's willingness or ability to satisfy its obligations under the related Underlying Securities. We cannot predict the probability of a moratorium or other action affecting any Underlying Security.

          The extent to which the yield to maturity of such certificates may vary from the anticipated yield due to the rate and timing of payments on the Deposited Assets will depend upon the degree to which they are purchased at a discount or premium and the degree to which the timing of payments thereon is sensitive to the rate and timing of payments on the Deposited Assets.

          The yield to maturity of any series (or class) of certificates will also be affected by variations in the interest rates applicable to, and the corresponding payments in respect of, such certificates, to the extent that the Interest Rate (as defined below) for such series (or class) is based on variable or adjustable interest rates. With respect to any series of certificates representing an interest in a pool of government, foreign government or corporate debt securities, disproportionate principal payments (whether resulting from differences in amortization schedules, payments due on scheduled maturity or upon early redemption) on the related Underlying Securities having interest rates higher or lower than the then applicable Interest Rates applicable to such certificates may affect the yield on the certificates.

          A variety of economic, social, political, tax, accounting and other factors may affect the degree to which any of the Underlying Securities are redeemed or called (whether by the applicable obligor or pursuant to a third-party call option) or the maturity of such Underlying Securities is extended, as specified in the related prospectus supplement. There can be no assurance as to the rate or likelihood of redemption, third-party call or extension of maturity of any Underlying Security. The applicable prospectus supplement will, to the extent available, provide further information with respect to any such experience applicable to the related Underlying Securities. In addition, the prospectus supplement for each series of certificates will set forth additional information regarding yield and maturity considerations applicable to such series (and each class within such series) and the related Deposited Assets, including the applicable Underlying Securities.

                        DESCRIPTION OF THE CERTIFICATES

          Each series (or, if more than one class exists, the classes within such series) of certificates will be issued pursuant to a trust agreement and a separate series supplement thereto among Select Asset, the administrative agent, if any, and the trustee named in the related prospectus supplement, a form of which trust agreement is attached as an exhibit to the registration statement. The provisions of the trust agreement (as so supplemented) may vary depending upon the nature of the certificates to be issued thereunder and the nature of the Deposited Assets, credit support and related trust. The following summaries describe certain provisions of the trust agreement which may be applicable to each series of certificates. The applicable prospectus supplement for a series of certificates will describe any provision of the trust agreement that materially differs from the description thereof contained in this prospectus. The following summaries do not purport to be complete and are subject to the detailed provisions of the form of trust agreement for a full description of such provisions, including the definition of certain terms used, and for other information regarding the certificates. Article and section references in parentheses below are to articles and sections in the trust agreement. Wherever particular sections or defined terms of the trust agreement are referred to, such sections or defined terms are incorporated herein by reference as part of the statement made, and the statement is qualified in its entirety by such reference. As used herein with respect to any series, the term "certificate" refers to all the certificates of that series, whether or not offered hereby and by the related prospectus supplement, unless the context otherwise requires.

          A copy of the applicable series supplement to the trust agreement relating to each series of certificates issued from time to time will be filed by Select Asset as an exhibit to a Current Report on Form 8-K to be filed with the SEC following the issuance of such series.

General

          There is no limit on the amount of certificates that may be issued under the trust agreement, and the trust agreement will provide that certificates of the applicable series may be issued in multiple classes. The series (or classes within such series) of certificates to be issued under the trust agreement will represent the entire beneficial ownership interest in the trust for the series created pursuant to the trust agreement and each class will be allocated certain relative priorities to receive specified collections from, and a certain percentage ownership interest of the assets deposited in, such trust, all as identified and described in the applicable prospectus supplement. See "Description of Deposited Assets and Credit Support--Collections."

          Reference is made to the related prospectus supplement for a description of the following terms of the series (and, if applicable, classes within such series) of certificates in respect of which this prospectus and such prospectus supplement are being delivered:

     o    the title of such certificates;

     o the series of such certificates and, if applicable, the number and designation of classes of such series;

     o whether such certificates or any of the Underlying Securities are callable or subject to early redemption;

     o information concerning the type, characteristics and specifications of the Deposited Assets being deposited into the related trust by Select Asset (and, with respect to any Underlying Security which at the time of such deposit represents a significant portion of all such Deposited Assets and any related credit support, information concerning the terms of each such Underlying Security, the identity of the issuer thereof and where publicly available information regarding such issuer may be obtained);

     o the limit, if any, upon the aggregate principal amount or notional amount, as applicable, of each class thereof;

     o the dates on which or periods during which such series or classes within such series may be issued (each, an "Original Issue Date"), the offering price thereof and the applicable Distribution Dates on which the principal, if any, of (and premium, if any, on) such series or classes within such series will be distributable;

     o if applicable, the relative rights and priorities of each class (including the method for allocating collections from and defaults or losses on the Deposited Assets to the certificateholders of each class);

     o whether the certificates of such series or each class within such series are Fixed Rate Certificates or Floating Rate Certificates (each as defined below) and the applicable interest rate (the "Interest Rate") for each such class including the applicable rate, if fixed (a "Fixed Interest Rate"), or the terms relating to the particular method of calculation thereof applicable to such series or each class within such series, if variable (a "Variable Interest Rate"); the date or dates from which such interest will accrue; the applicable Distribution Dates on which interest, principal and premium, in each case as applicable, on such series or class will be distributable and the related Record Dates (as defined in the related prospectus supplement), if any;

     o the option, if any, of any certificateholder of such series or class to withdraw a portion of the assets of the related trust in exchange for surrendering such certificateholder's certificate or of Select Asset, the administrative agent, if any, or another third party to purchase or repurchase any Deposited Assets (in each case to the extent not inconsistent with Select Asset's continued satisfaction of the applicable requirements for exemption under Rule 3a-7 under the Investment Company Act of 1940 and all applicable rules, regulations and interpretations thereunder) and the periods within which or the dates on which, and the terms and conditions upon which any such option may be exercised, in whole or in part;

     o the rating of each series or each class within such series offered hereby (provided, however, that one or more classes within such series not offered hereunder may be unrated or may be rated below investment grade);

     o if other than denominations of $25 and any integral multiple thereof, the denominations in which such series or class within such series will be issuable;

     o whether the certificates of any class within a given series are to be entitled to (1) principal distributions, with disproportionate, nominal or no interest distributions, or (2) interest distributions, with disproportionate, nominal or no principal distributions ("Strip Certificates"), and the applicable terms thereof;

     o whether the certificates of such series or of any class within such series are to be issued in the form of one or more global securities and, if so, the identity of the Depositary (as defined below), if other than The Depository Trust Company, for such global security or securities;

     o if a temporary certificate is to be issued with respect to such series or any class within such series, whether any interest thereon distributable on a Distribution Date prior to the issuance of a permanent certificate of such series or class will be credited to the account of the persons entitled thereto on such Distribution Date;

     o if a temporary global security is to be issued with respect to such series or class, the terms upon which beneficial interests in such temporary global security may be exchanged in whole or in part for beneficial interests in a permanent global security or for individual definitive certificates of such series or class and the terms upon which beneficial interests in a permanent global security, if any, may be exchanged for individual definitive certificates of such series or class;

     o if other than U.S. dollars, the currency applicable to the certificates of such series or class for purposes of denominations and distributions on such series or each class within such series (the "Specified Currency") and the circumstances and conditions, if any, when such currency may be changed, at the election of Select Asset or a certificateholder, and the currency or currencies in which any principal of or any premium or any interest on such series or class are to be distributed pursuant to such election;

     o any additional Administrative Agent Termination Events (as defined below), if applicable, provided for with respect to such class;

     o all applicable Required Percentages and Voting Rights (each as defined below) relating to the manner and percentage of votes of certificateholders of such series and each class within such series required with respect to certain actions by Select Asset or the applicable administrative agent, if any, or trustee under the trust agreement or with respect to the applicable trust; and

     o any other terms of such series or class within such series of certificates not inconsistent with the provisions of the trust agreement relating to such series.

          The United States federal income tax consequences and the consequences of the Employee Retirement Income Security Act of 1974, as amended, relating to any series or any class within such series of certificates will be described in the applicable prospectus supplement. In addition, any risk factors, the specific terms and other information with respect to the issuance of any series or class within such series of certificates on which the principal of and any premium and interest are distributable in a Specified Currency other than U.S. dollars will be described in the applicable prospectus supplement relating to such series or class. Unless otherwise specified in the applicable prospectus supplement, the U.S. dollar equivalent of the public offering price or purchase price of a certificate having a Specified Currency other than U.S. dollars will be determined on the basis of the noon buying rate in New York City for cable transfers in foreign currencies as certified for customs purposes by the Federal Reserve Bank of New York (the "Market Exchange Rate") for such Specified Currency on the applicable issue date. As specified in the applicable prospectus supplement, such determination will be made by Select Asset, the trustee, the administrative agent, if any, or an agent thereof as exchange rate agent for each series of certificates (the "Exchange Rate Agent").

          Unless otherwise indicated in the applicable prospectus supplement, certificates of each series (including any class of certificates not offered hereby) will be issued only as registered certificates in denominations of $25 and any integral multiple thereof and will be payable only in U.S. dollars. The authorized denominations of registered certificates of a given series or class within such series having a Specified Currency other than U.S. dollars will be set forth in the applicable prospectus supplement.

          Unless otherwise provided in the applicable prospectus supplement, registered certificates may be transferred or exchanged for like certificates of the same series and class at the corporate trust office or agency of the applicable trustee in the City and State of New York, subject to the limitations provided in the trust agreement, without the payment of any service charge, other than any tax or governmental charge payable in connection therewith. Select Asset may at any time purchase certificates at any price in the open market or otherwise. Certificates so purchased by Select Asset may, at the discretion of Select Asset, be held or resold or surrendered to the trustee for cancellation of such certificates.

Distributions

          Distributions allocable to principal, premium (if any) and interest on the certificates of each series (and class within such series) will be made in the Specified Currency for such certificates by or on behalf of the trustee on each Distribution Date as specified in the related prospectus supplement and the amount of each distribution will be determined as of the close of business on the date specified in the related prospectus supplement (the "Determination Date"). If the Specified Currency for a given series or class within such series is other than U.S. dollars, the administrative agent, if any, or otherwise the trustee will (unless otherwise specified in the applicable prospectus supplement) arrange to convert all payments in respect of each certificate of such series or class to U.S. dollars in the manner described in the following paragraph. The certificateholder of a registered certificate of a given series or class within such series denominated in a Specified Currency other than U.S. dollars may (if the applicable prospectus supplement and such certificate so indicate) elect to receive all distributions in respect of such certificate in the Specified Currency by delivery of a written notice to the trustee and administrative agent, if any, for such series not later than fifteen calendar days prior to the applicable Distribution Date, except under the circumstances described under "Currency Risks--Payment Currency" below. An election will remain in effect until revoked by written notice to such trustee and administrative agent, if any, received by each of them not later than fifteen calendar days prior to the applicable Distribution Date.

          Unless otherwise specified in the applicable prospectus supplement, in the case of a registered certificate of a given series or class within such series having a Specified Currency other than U.S. dollars, the amount of any U.S. dollar distribution in respect of such Registered Certificate will be determined by the Exchange Rate Agent based on the highest firm bid quotation expressed in U.S. dollars received by the Exchange Rate Agent at approximately 11:00 a.m., New York City time, on the second Business Day preceding the applicable Distribution Date (or, if no such rate is quoted on such date, the last date on which such rate was quoted), from three (or, if three are not available, then two) recognized foreign exchange dealers in The City of New York (one of which may be the Offering Agent and another of which may be the Exchange Rate Agent) selected by the Exchange Rate Agent, for the purchase by the quoting dealer, for settlement on such Distribution Date, of the aggregate amount payable in such Specified Currency on such payment date in respect of all registered certificates. All currency exchange costs will be borne by the certificateholders of such registered certificates by deductions from such distributions. If no such bid quotations are available, such distributions will be made in such Specified Currency, unless such Specified Currency is unavailable due to the imposition of exchange controls or to other circumstances beyond Select Asset's control, in which case such distributions will be made as described under "Currency Risks--Payment Currency" below.

          Unless otherwise provided in the applicable prospectus supplement and except as provided in the succeeding paragraph, distributions with respect to certificates will be made (in the case of registered certificates) at the corporate trust office or agency of the trustee specified in the applicable prospectus supplement in The City of New York; provided, however, that any such amounts distributable on the final Distribution Date of a certificate will be distributed only upon surrender of such certificate at the applicable location set forth above.

          Unless otherwise specified in the applicable prospectus supplement, distributions on registered certificates in U.S. dollars will be made, except as provided below, by check mailed to the registered certificateholders of such certificates (which, in the case of global securities, will be a nominee of the Depositary); provided, however, that, in the case of a series or class of registered certificates issued between a Record Date and the related Distribution Dates, interest for the period beginning on the issue date for such series or class and ending on the last day of the interest accrual period ending immediately prior to or coincident with such Distribution Date will, unless otherwise specified in the applicable prospectus supplement, be distributed on the next succeeding Distribution Date to the registered certificateholders of the registered certificates of such series or class on the related Record Date. A certificateholder of $10,000,000 (or the equivalent thereof in a Specified Currency other than U.S. dollars) or more in aggregate principal amount of registered certificates of a given series shall be entitled to receive such U.S. dollar distributions by wire transfer of immediately available funds, but only if appropriate wire transfer instructions have been received in writing by the trustee for such series not later than fifteen calendar days prior to the applicable Distribution Date. Simultaneously with the election by any certificateholder to receive payments in a Specified Currency other than U.S. dollars (as provided above), such certificateholder shall provide appropriate wire transfer instructions to the trustee for such series, and all such payments will be made by wire transfer of immediately available funds to an account maintained by the payee with a bank located outside the United States.

          Except as otherwise specified in the applicable prospectus supplement, "Business Day" with respect to any certificate means any day, other than a Saturday or Sunday, that is (i) not a day on which banking institutions are authorized or required by law or regulation to be closed in
(a) The City of New York or (b) if the Specified Currency for such certificate is other than U.S. dollars, the financial center of the country issuing such Specified Currency (which, in the case of Euros, shall be Brussels, Belgium) and (ii) if the Interest Rate for such certificate is based on LIBOR, a London Banking Day. "London Banking Day" with respect to any certificate means any day on which dealings in deposits in the Specified Currency of such certificate are transacted in the London interbank market. The Record Date with respect to any Distribution Date for a series or class of registered certificates shall be specified as such in the applicable prospectus supplement.

Interest on the Certificates

          General. Each class of certificates (other than certain classes of Strip Certificates) of a given series may have a different Interest Rate, which may be a Fixed or Variable Interest Rate, as described below. In the case of Strip Certificates with no or, in certain cases, a nominal Certificate Principal Balance, such distributions of interest will be in an amount (as to any Distribution Date, "Stripped Interest") described in the related prospectus supplement. For purposes hereof, "Notional Amount" means the notional principal amount specified in the applicable prospectus supplement on which interest on Strip Certificates with no or, in certain cases, a nominal Certificate Principal Balance will be made on each Distribution Date. Reference to the Notional Amount of a class of Strip Certificates herein or in a prospectus supplement does not indicate that such certificates represent the right to receive any distribution in respect of principal in such amount, but rather the term "Notional Amount" is used solely as a basis for calculating the amount of required distributions and determining certain relative voting rights, all as specified in the related prospectus supplement.

          Fixed Rate Certificates. Each series (or, if more than one class exists, each class within such series) of certificates with a Fixed Interest Rate ("Fixed Rate Certificates") will bear interest, on the outstanding Certificate Principal Balance (as defined below) (or Notional Amount, if applicable), from its Original Issue Date, or from the last date to which interest has been paid, at the fixed Interest Rate stated on the face thereof and in the applicable prospectus supplement until the principal amount thereof is distributed or made available for repayment (or in the case of Fixed Rate Certificates with no or a nominal principal amount, until the Notional Amount thereof is reduced to zero), except that, if so specified in the applicable prospectus supplement, the Interest Rate for such series or any such class or classes may be subject to adjustment from time to time in response to designated changes in the rating assigned to such certificates by one or more rating agencies, in accordance with a schedule or otherwise, all as described in such prospectus supplement. Unless otherwise set forth in the applicable prospectus supplement, interest on each series or class of Fixed Rate Certificates will be distributable in arrears on each Distribution Date specified in such prospectus supplement. Each such distribution of interest shall include interest accrued through the day specified in the applicable prospectus supplement. Unless otherwise specified in the applicable prospectus supplement, interest on Fixed Rate Certificates will be computed on the basis of a 360-day year of twelve 30-day months.

          Floating Rate Certificates. Each series (or, if more than one class exists, each class within such series) of certificates with a Variable Interest Rate ("Floating Rate Certificates") will bear interest, on the outstanding Certificate Principal Balance (or Notional Amount, if applicable), from its Original Issue Date to the first Interest Reset Date (as defined below) for such series or class at the initial Interest Rate set forth on the face thereof and in the applicable prospectus supplement ("Initial Interest Rate"). Thereafter, the Interest Rate on such series or class for each Interest Reset Period (as defined below) will be determined by reference to an interest rate basis (the "Base Rate"), plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any. The "Spread" is the number of basis points (one basis point equals one one-hundredth of a percentage point) that may be specified in the applicable prospectus supplement as being applicable to such series or class, and the "Spread Multiplier" is the percentage that may be specified in the applicable prospectus supplement as being applicable to such series or class, except that if so specified in the applicable prospectus supplement, the Spread or Spread Multiplier on such series or any such class or classes of Floating Rate Certificates may be subject to adjustment from time to time in response to designated changes in the rating assigned to such certificates by one or more rating agencies, in accordance with a schedule or otherwise, all as described in such prospectus supplement. The applicable prospectus supplement, unless otherwise specified therein, will designate one of the following Base Rates as applicable to a Floating Rate Certificate:

     o    LIBOR (a "LIBOR Certificate");

     o    the Commercial Paper Rate (a "Commercial Paper Rate Certificate");

     o    the Treasury Rate (a "Treasury Rate Certificate");

     o    the Federal Funds Rate (a "Federal Funds Rate Certificate");

     o    the CD Rate (a "CD Rate Certificate"); or

     o such other Base Rate (which may be based on, among other things, one or more market indices or the interest and/or other payments (whether scheduled or otherwise) paid, accrued or available with respect to a designated asset, pool of assets or type of asset) as is set forth in such prospectus supplement and in such certificate.

The "Index Maturity" for any series or class of Floating Rate Certificates is the period of maturity of the instrument or obligation from which the Base Rate is calculated. "H.15(519)" means the publication entitled "Statistical Release H.15(519), Selected Interest Rates," or any successor publications, published by the Board of Governors of the Federal Reserve System. "Composite Quotations" means the daily statistical release entitled "Composite 3:30 p.m. Quotations for U.S. Government Securities" published by the Federal Reserve Bank of New York.

          As specified in the applicable prospectus supplement, Floating Rate Certificates of a given series or class may also have either or both of the following (in each case expressed as a rate per annum on a simple interest basis): (i) a maximum limitation, or ceiling, on the rate at which interest may accrue during any interest accrual period specified in the applicable prospectus supplement ("Maximum Interest Rate") and (ii) a minimum limitation, or floor, on the rate at which interest may accrue during any such interest accrual period ("Minimum Interest

Rate"). In addition to any Maximum Interest Rate that may be applicable to any series or class of Floating Rate Certificates, the Interest Rate applicable to any series or class of Floating Rate Certificates will in no event be higher than the maximum rate permitted by applicable law, as the same may be modified by United States law of general application.

          Select Asset will appoint, and enter into agreements with, agents (each a "Calculation Agent") to calculate Interest Rates on each series or class of Floating Rate Certificates. The applicable prospectus supplement will set forth the identity of the Calculation Agent for each series or class of Floating Rate Certificates. All determinations of interest by the Calculation Agent shall, in the absence of manifest error, be conclusive for all purposes and binding on the holders of Floating Rate Certificates of a given series or class.

          The Interest Rate on each class of Floating Rate Certificates will be reset daily, weekly, monthly, quarterly, semiannually or annually (such period being the "Interest Reset Period" for such class, and the first day of each Interest Reset Period being an "Interest Reset Date"), as specified in the applicable prospectus supplement. Interest Reset Dates with respect to each series, and any class within such series of Floating Rate Certificates, will be specified in the applicable prospectus supplement; provided, however, that unless otherwise specified in such prospectus supplement, the Interest Rate in effect for the ten days immediately prior to the Final Scheduled Distribution Date (as defined in the prospectus supplement) will be that in effect on the tenth day preceding such Final Scheduled Distribution Date. If an Interest Reset Date for any class of Floating Rate Certificates would otherwise be a day that is not a Business Day, such Interest Reset Date will occur on a prior or succeeding Business Day, specified in the applicable prospectus supplement.

          Unless otherwise specified in the applicable prospectus supplement, interest payable in respect of Floating Rate Certificates shall be the accrued interest from and including the Original Issue Date of such series or class or the last Interest Reset Date to which interest has accrued and been distributed, as the case may be, to but excluding the immediately following Distribution Date.

          With respect to a Floating Rate Certificate, accrued interest shall be calculated by multiplying the Certificate Principal Balance of such certificate (or, in the case of a Strip Certificate with no or a nominal Certificate Principal Balance, the Notional Amount specified in the applicable prospectus supplement) by an accrued interest factor. Such accrued interest factor will be computed by adding the interest factors calculated for each day in the period for which accrued interest is being calculated. Unless otherwise specified in the applicable prospectus supplement, the interest factor (expressed as a decimal calculated to seven decimal places without rounding) for each such day is computed by dividing the Interest Rate in effect on such day by 360, in the case of LIBOR Certificates, Commercial Paper Rate Certificates, Federal Funds Rate Certificates and CD Rate Certificates or by the actual number of days in the year, in the case of Treasury Rate Certificates. For purposes of making the foregoing calculation, the variable Interest Rate in effect on any Interest Reset Date will be the applicable rate as reset on such date.

          Unless otherwise specified in the applicable prospectus supplement, all percentages resulting from any calculation of the Interest Rate on a Floating Rate Certificate will be rounded, if necessary, to the nearest 1/100,000 of 1% (.0000001), with five one-millionths of a percentage point rounded upward, and all currency amounts used in or resulting from such calculation on Floating Rate Certificates will be rounded to the nearest one-hundredth of a unit (with .005 of a unit being rounded upward).

          Interest on any series (or class within such series) of Floating Rate Certificates will be distributable on the Distribution Dates and for the interest accrual periods as and to the extent set forth in the applicable prospectus supplement.

          Upon the request of the holder of any Floating Rate Certificate of a given series or class, the Calculation Agent for such series or class will provide the Interest Rate then in effect and, if determined, the Interest Rate that will become effective on the next Interest Reset Date with respect to such Floating Rate Certificate.

          (1) CD Rate Certificates. Each CD Rate Certificate will bear interest for each Interest Reset Period at the Interest Rate calculated with reference to the CD Rate and the Spread or Spread Multiplier, if any, specified in such certificate and in the applicable prospectus supplement.

          Unless otherwise specified in the applicable prospectus supplement, the "CD Rate" for each Interest Reset Period shall be the rate as of the second Business Day prior to the Interest Reset Date for such Interest Reset Period (a "CD Rate Determination Date") for negotiable certificates of deposit having the Index Maturity designated in the applicable prospectus supplement as published in H.15(519) under the heading "CDs (Secondary Market)." In the event that such rate is not published prior to 3:00 p.m., New York City time, on the CD Rate Calculation Date (as defined below) pertaining to such CD Rate Determination Date, then the "CD Rate" for such Interest Reset Period will be the rate on such CD Rate Determination Date for negotiable certificates of deposit of the Index Maturity designated in the applicable prospectus supplement as published in Composite Quotations under the heading "Certificates of Deposit." If by 3:00 p.m., New York City time, on such CD Rate Calculation Date such rate is not yet published in either H.15(519) or Composite Quotations, then the "CD Rate" for such Interest Reset Period will be calculated by the Calculation Agent for such CD Rate Certificate and will be the arithmetic mean of the secondary market offered rates as of 10:00 a.m., New York City time, on such CD Rate Determination Date, of three leading nonbank dealers in negotiable U.S. dollar certificates of deposit in The City of New York selected by the Calculation Agent for such CD Rate Certificate for negotiable certificates of deposit of major United States money center banks of the highest credit standing (in the market for negotiable certificates of deposit) with a remaining maturity closest to the Index Maturity designated in the related prospectus supplement in a denomination of $5,000,000; provided, however, that if the dealers selected as aforesaid by such Calculation Agent are not quoting offered rates as mentioned in this sentence, the "CD Rate" for such Interest Reset Period will be the same as the CD Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Interest Rate).

          The "CD Rate Calculation Date" pertaining to any CD Rate Determination Date shall be the first to occur of (a) the tenth calendar day after such CD Rate Determination Date or, if such day is not a Business Day, the next succeeding Business Day or (b) the second Business Day preceding the date any distribution of interest is required to be made following the applicable Interest Reset Date.

          (2) Commercial Paper Rate Certificates. Each Commercial Paper Rate Certificate will bear interest for each Interest Reset Period at the Interest Rate calculated with reference to the Commercial Paper Rate and the Spread or Spread Multiplier, if any, specified in such certificate and in the applicable prospectus supplement.

          Unless otherwise specified in the applicable prospectus supplement, the "Commercial Paper Rate" for each Interest Reset Period will be determined by the Calculation Agent for such Commercial Paper Rate Certificate as of the second Business Day prior to the Interest Reset Date for such Interest Reset Period (a "Commercial Paper Rate Determination Date") and shall be the Money Market Yield (as defined below) on such Commercial Paper Rate Determination Date of the rate for commercial paper having the Index Maturity specified in the applicable prospectus supplement, as such rate shall be published in H.15(519) under the heading "Commercial Paper." In the event that such rate is not published prior to 3:00 p.m., New York City time, on the Commercial Paper Rate Calculation Date (as defined below) pertaining to such

Commercial Paper Rate Determination Date, then the "Commercial Paper
Rate" for such Interest Reset Period shall be the Money Market Yield on such Commercial Paper Rate Determination Date of the rate for commercial paper of the specified Index Maturity as published in Composite Quotations under the heading "Commercial Paper." If by 3:00 p.m., New York City time, on such Commercial Paper Rate Calculation Date such rate is not yet published in either H.15(519) or Composite Quotations, then the "Commercial Paper Rate" for such Interest Reset Period shall be the Money Market Yield of the arithmetic mean of the offered rates, as of 11:00 a.m., New York City time, on such Commercial Paper Rate Determination Date of three leading dealers of commercial paper in The City of New York selected by the Calculation Agent for such Commercial Paper Rate Certificate for commercial paper of the specified Index Maturity placed for an industrial issuer whose bonds are rated "AA" or the equivalent by a nationally recognized rating agency; provided, however, that if the dealers selected as aforesaid by such Calculation Agent are not quoting offered rates as mentioned in this sentence, the "Commercial Paper Rate" for such Interest Reset Period will be the same as the Commercial Paper Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Interest Rate).

          "Money Market Yield" shall be a yield calculated in accordance with the following formula:

                      Money Market Yield = D X 360 X 100
                                           -------------
                                           360 - (D X M)

where "D" refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal, and "M" refers to the actual number of days in the specified Index Maturity.

          The "Commercial Paper Rate Calculation Date" pertaining to any Commercial Paper Rate Determination Date shall be the first to occur of (a) the tenth calendar day after such Commercial Paper Rate Determination Date or, if such day is not a Business Day, the next succeeding Business Day or (b) the second Business Day preceding the date any distribution of interest is required to be made following the applicable Interest Reset Date.

          (3) Federal Funds Rate Certificates. Each Federal Funds Rate Certificate will bear interest for each Interest Reset Period at the Interest Rate calculated with reference to the Federal Funds Rate and the Spread or Spread Multiplier, if any, specified in such certificate and in the applicable prospectus supplement.

          Unless otherwise specified in the applicable prospectus supplement, the "Federal Funds Rate" for each Interest Reset Period shall be the effective rate on the Interest Reset Date for such Interest Reset Period (a "Federal Funds Rate Determination Date") for Federal Funds as published in H.15(519) under the heading "Federal Funds (Effective)." In the event that such rate is not published prior to 3:00 p.m., New York City time, on the Federal Funds Rate Calculation Date (as defined below) pertaining to such Federal Funds Rate Determination Date, the "Federal Funds Rate" for such Interest Reset Period shall be the rate on such Federal Funds Rate Determination Date as published in Composite Quotations under the heading "Federal Funds/Effective Rate." If by 3:00 p.m., New York City time, on such Federal Funds Rate Calculation Date such rate is not yet published in either H.15(519) or Composite Quotations, then the "Federal Funds Rate" for such Interest Reset Period shall be the rate on such Federal Funds Rate Determination Date made publicly available by the Federal Reserve Bank of New York which is equivalent to the rate which appears in H.15(519) under the heading "Federal Funds (Effective)"; provided, however, that if such rate is not made publicly available by the Federal Reserve Bank of New York by 3:00 p.m., New York City time, on such Federal Funds Rate Calculation Date, the "Federal Funds Rate" for such Interest Reset Period will be the same as the Federal Funds Rate in effect for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Interest Rate). Unless otherwise specified in the applicable prospectus supplement, in the case of a Federal Funds Rate Certificate that resets daily, the Interest Rate on such Certificate for the period from and including a Monday to but excluding the succeeding Monday will be reset by the Calculation Agent for such certificate on such second Monday (or, if not a Business Day, on the next succeeding Business Day) to a rate equal to the average of the Federal Funds Rate in effect with respect to each such day in such week.

          The "Federal Funds Rate Calculation Date" pertaining to any Federal Funds Rate Determination Date shall be the next succeeding Business Day.

          (4) LIBOR Certificates. Each LIBOR Certificate will bear interest for each Interest Reset Period at the Interest Rate calculated with reference to LIBOR and the Spread or Spread Multiplier, if any, specified in such certificate and in the applicable prospectus supplement.

          With respect to LIBOR indexed to the offered rate for U.S. dollar deposits, unless otherwise specified in the applicable prospectus supplement, "LIBOR" for each Interest Reset Period will be determined by the Calculation Agent for any LIBOR Certificate as follows:

          (i) On the second London Banking Day prior to the Interest Reset Date for such Interest Reset Period (a "LIBOR Determination Date"), the Calculation Agent for such LIBOR Certificate will determine the arithmetic mean of the offered rates for deposits in U.S. dollars for the period of the Index Maturity specified in the applicable prospectus supplement, commencing on such Interest Reset Date, which appear on the Reuters Screen LIBO Page at approximately 11:00 a.m., London time, on such LIBOR Determination Date. "Reuters Screen LIBO Page" means the display designated as page "LIBOR" on the Reuters Monitor Money Rates Service (or such other page may replace the LIBO page on that service for the purpose of displaying London interbank offered rates of major banks). If at least two such offered rates appear on the Reuters Screen LIBO Page, "LIBOR" for such Interest Reset Period will be the arithmetic mean of such offered rates as determined by the Calculation Agent for such LIBOR Certificate.

          (ii) If fewer than two offered rates appear on the Reuters Screen LIBO Page on such LIBOR Determination Date, the Calculation Agent for such LIBOR Certificate will request the principal London offices of each of four major banks in the London interbank market selected by such Calculation Agent to provide such Calculation Agent with its offered quotations for deposits in U.S. dollars for the period of the specified Index Maturity, commencing on such Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on such LIBOR Determination Date and in a principal amount equal to an amount of not less than $1,000,000 that is representative of a single transaction in such market at such time. If at least two such quotations are provided, "LIBOR" for such Interest Reset Period will be the arithmetic mean of such quotations. If fewer than two such quotations are provided, "LIBOR" for such Interest Reset Period will be the arithmetic mean of rates quoted by three major banks in The City of New York selected by the Calculation Agent for such LIBOR Certificate at approximately 11:00 a.m., New York City time, on such LIBOR Determination Date for loans in U.S. dollars to leading European banks, for the period of the specified Index Maturity, commencing on such Interest Reset Date, and in a principal amount equal to an amount of not less than $1,000,000 that is representative of a single transaction in such market at such time; provided, however, that if fewer than three banks selected as aforesaid by such Calculation Agent are quoting rates as specified in this sentence, "LIBOR" for such Interest Reset Period will be the same as LIBOR for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Interest Rate).

          If LIBOR with respect to any LIBOR Certificate is indexed to the offered rates for deposits in a currency other than U.S. dollars, the applicable prospectus supplement will set forth the method for determining such rate.

          (5) Treasury Rate Certificates. Each Treasury Rate Certificate will bear interest for each Interest Reset Period at the Interest Rate calculated with reference to the Treasury Rate and the Spread or Spread Multiplier, if any, specified in such certificate and in the applicable prospectus supplement.

          Unless otherwise specified in the applicable prospectus supplement, the "Treasury Rate" for each Interest Reset Period will be the rate for the auction held on the Treasury Rate Determination Date (as defined below) for such Interest Reset Period of direct obligations of the United States ("Treasury bills") having the Index Maturity specified in the applicable prospectus supplement, as such rate shall be published in H.15(519) under the heading "U.S. Government Certificates-Treasury bills-auction average (investment)" or, in the event that such rate is not published prior to 3:00 p.m., New York City time, on the Treasury Rate Calculation Date (as defined below) pertaining to such Treasury Rate Determination Date, the auction average rate (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) on such Treasury Rate Determination Date as otherwise announced by the United States Department of the Treasury. In the event that the results of the auction of Treasury bills having the specified Index Maturity are not published or reported as provided above by 3:00 p.m., New York City time, on such Treasury Rate Calculation Date, or if no such auction is held on such Treasury Rate Determination Date, then the "Treasury Rate" for such Interest Reset Period shall be calculated by the Calculation Agent for such Treasury Rate Certificate and shall be a yield to maturity (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 p.m., New York City time, on such Treasury Rate Determination Date, of three leading primary United States government securities dealers selected by such Calculation Agent for the issue of Treasury bills with a remaining maturity closest to the specified Index Maturity; provided, however, that if the dealers selected as aforesaid by such Calculation Agent are not quoting bid rates as mentioned in this sentence, then the "Treasury Rate" for such Interest Reset Period will be the same as the Treasury Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Interest
Rate).

          The "Treasury Rate Determination Date" for such Interest Reset Period will be the day of the week in which the Interest Reset Date for such Interest Reset Period falls on which Treasury bills would normally be auctioned. Treasury bills are normally sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is normally held on the following Tuesday, except that such auction may be held on the preceding Friday. If, as the result of a legal holiday, an auction is so held on the preceding Friday, such Friday will be the Treasury Rate Determination Date pertaining to the Interest Reset Period commencing in the next succeeding week. Unless otherwise specified in the applicable prospectus supplement, if an auction date shall fall on any day that would otherwise be an Interest Reset Date for a Treasury Rate Certificate, then such Interest Reset Date shall instead be the Business Day immediately following such auction date.

          The "Treasury Rate Calculation Date" pertaining to any Treasury Rate Determination Date shall be the first to occur of (a) the tenth calendar day after such Treasury Rate Determination Date or, if such a day is not a Business Day, the next succeeding Business Day or (b) the second Business Day preceding the date any distribution of interest is required to be made following the applicable Interest Reset Date.

Principal of the Certificates

          Unless the related prospectus supplement provides otherwise, each certificate (other than certain classes of Strip Certificates) will have a "Certificate Principal Balance" which, at any time, will equal the maximum amount that the holder thereof will be entitled to receive in respect of principal out of the future cash flow on the Deposited Assets and other assets included in the related trust. Unless otherwise specified in the related prospectus supplement, distributions generally will be applied to undistributed accrued interest on, then to principal of, and then to premium (if any) on, each such certificate of the class or classes entitled thereto (in the manner and priority specified in such prospectus supplement) until the aggregate Certificate Principal Balance of such class or classes has been reduced to zero. The outstanding Certificate Principal Balance of a certificate will be reduced to the extent of distributions of principal thereon, and, if applicable pursuant to the terms of the related series, by the amount of any net losses realized on any Deposited Asset ("Realized Losses") allocated thereto. Unless the related prospectus supplement provides otherwise, the initial aggregate Certificate Principal Balance of all classes of certificates of a series will equal the outstanding aggregate principal balance of the related Deposited Assets as of the applicable Cut-off Date. The initial aggregate Certificate Principal Balance of a series and each class thereof will be specified in the related prospectus supplement. Distributions of principal of any class of certificates will be made on a pro rata basis among all the certificates of such class. Strip Certificates with no Certificate Principal Balance will not receive distributions of principal.

Indexed Certificates

          From time to time, a trust may offer a series of certificates ("Indexed Certificates"), the principal amount payable at the stated maturity date of which (the "Indexed Principal Amount") and/or interest with respect to which is determined by reference to

     o the rate of exchange between the specified currency for such certificate and the other currency or composite currency (the "Indexed Currency") specified therein;

     o the difference in the price of a specified commodity (the "Indexed Commodity") on specified dates;

     o the difference in the level of a specified stock index (the "Stock Index"), which may be based on U.S. or foreign stocks, on specified dates;

     o the difference in a specified rate of inflation or other economic indicator; or

     o such other objective price or economic measure as are described in the related prospectus supplement.

The manner of determining the Indexed Principal Amount of an Indexed Certificate, and historical and other information concerning the Indexed Currency, Indexed Commodity, Stock Index or other price or economic measure used in such determination, will be set forth in the related prospectus supplement, together with any information concerning tax consequences to the holders of such Indexed Certificates.

          Except as otherwise specified in the related prospectus supplement, interest on an Indexed Certificate will be payable based on the amount designated in the related prospectus supplement as the "Face Amount" of such Indexed Certificate. The related prospectus supplement will describe whether the principal amount of the related Indexed Certificate that would be payable upon redemption or repayment prior to the stated maturity date will be the Face Amount of such Indexed Certificate, the Indexed Principal Amount of such Indexed Certificate at the time of redemption or repayment, or another amount described in such prospectus supplement.

Foreign Currency Certificates

          If the specified currency of any certificate is not U.S. dollars (a "Foreign Currency Certificate"), certain provisions with respect thereto will be set forth in the related prospectus supplement which will specify the denominations, the currency or currencies in which the principal and interest with respect to such certificate are to be paid and any other terms and conditions relating to the non-U.S. dollar denominations or otherwise applicable to the certificates.

Dual Currency Certificates

          Certificates may be issued as dual currency certificates ("Dual Currency Certificates"), in which case payments of principal and/or interest in respect of Dual Currency Certificates will be made in such currencies, and rates of exchange will be calculated upon such bases, as indicated in the certificates and described in the related prospectus supplement. Other material terms and conditions relating to Dual Currency Certificates will be set forth in the certificates and the related prospectus supplement.

Call Rights and Call Warrants

          If so provided in the related prospectus supplement, one or more specified persons may have the right to purchase all or a portion of the certificates of a particular series or to purchase Underlying Securities or other trust property such that the trustee is obligated to redeem all or a portion of the certificates of a particular series under specified circumstances, or optional early redemption or similar provisions with respect to the Underlying Securities may result in a redemption of all or a portion of the certificates of a particular series. The terms and conditions under which a specified person may exercise its right to purchase or cause redemption of all or a portion of the certificates of that series will be described in the related prospectus supplement. Such terms may include the following:

     o a minimum principal balance (or notional amount, as applicable) with respect to the certificates being purchased or redeemed,

     o a requirement that the principal balance (or notional amount, as applicable) of the certificates being purchased or redeemed be an integral multiple of a specified amount,

     o if the call right is exercised with respect to less than all of the certificates, the manner of selecting the certificates being purchased or redeemed,

     o specified dates during which such a purchase or redemption may be effected, and

     o the price at which such a purchase or redemption may be effected, which will be at least 100% of the outstanding principal balance of the relevant certificates.

          After receiving notice of the exercise of such a call right or warrant, the trustee will provide notice as specified in the related prospectus supplement. After satisfying any conditions applicable to the exercise of that right, each holder of a certificate that has been called will be entitled to receive a distribution of a ratable share of the aggregate price paid in connection with that exercise, in the manner and to the extent described in the related prospectus supplement.

Optional Exchange

          If a holder may exchange certificates of any given series for a pro rata portion of the Deposited Assets, (an "Exchangeable Series") the terms upon which a holder may exchange certificates of any Exchangeable Series for a pro rata portion of the Deposited Assets of the related trust will be specified in the related prospectus supplement and the related trust agreement; provided that any right of exchange shall be exercisable only to the extent that such exchange would not be inconsistent with Select Asset's and such trust's continued satisfaction of the applicable requirements for exemption under Rule 3a-7 under the Investment Company Act of 1940 and all applicable rules, regulations and interpretations thereunder. Such terms may relate to, but are not limited to, the following:

     o a requirement that the exchanging holder tender to the trustee certificates of each class within such Exchangeable Series;

     o a minimum Certificate Principal Balance or Notional Amount, as applicable, with respect to each certificate being tendered for exchange;

     o a requirement that the Certificate Principal Balance or Notional Amount, as applicable, of each certificate tendered for exchange be an integral multiple of an amount specified in the prospectus supplement;

     o specified dates during which a holder may effect such an exchange (each, an "Optional Exchange Date");

     o limitations on the right of an exchanging holder to receive any benefit upon exchange from any credit support or other non-Underlying Securities deposited in the applicable trust;

     o adjustments to the value of the proceeds of any exchange based upon the required prepayment of future expense allocations and the establishment of a reserve for any anticipated extraordinary trust expenses as set forth in the applicable prospectus supplement, if applicable; and

     o a requirement that the exchanging holder provide to the trustee an opinion of counsel stating that the exchange would not cause the trust to be treated as an association or publicly traded partnership taxable as a corporation for federal income tax purposes.

          Unless otherwise specified in the related prospectus supplement, in order for a certificate of a given Exchangeable Series (or class within such Exchangeable Series) to be exchanged by the applicable certificateholder, the trustee for such certificate must receive, at least 5 (or such shorter period acceptable to the trustee) but not more than 30 days prior to an Optional Exchange Date (i) such certificate with the form entitled "Option to Elect Exchange" on the reverse thereof duly completed, or (ii) in the case of registered certificates, a telegram, telex, facsimile transmission or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc., the Depositary (in accordance with its normal procedures) or a commercial bank or trust company in the United States setting forth the name of the holder of such registered certificate, the Certificate Principal Balance or Notional Amount of the registered certificate to be exchanged, the certificate number or a description of the tenor and terms of the registration certificate, a statement that the option to elect exchange is being exercised thereby and a guarantee that the registered certificate to be exchanged with the form entitled "Option to Elect Exchange" on the reverse of the registered certificate duly completed will be received by such trustee not later than five Business Days after the date of such telegram, telex, facsimile transmission or letter. If the procedure described in clause (ii) of the preceding sentence is followed, then such registered certificate and form duly completed must be received by such trustee by such fifth Business Day. Any tender of a certificate by the holder for exchange shall be irrevocable. The exchange option may be exercised by the holder of a certificate for less than the entire Certificate Principal Balance of such certificate provided that the Certificate Principal Balance or Notional Amount, as applicable, of such certificate remaining outstanding after redemption is an authorized denomination and all other exchange requirements set forth in the related prospectus supplement are satisfied. Upon such partial exchange, such certificate shall be cancelled and a new certificate or certificates for the remaining Certificate Principal Balance thereof shall be issued (which, in the case of any registered certificate, shall be in the name of the holder of such exchanged certificate).

          Unless otherwise specified in the applicable prospectus supplement, until definitive certificates are issued each certificate will be represented by a global security, the Depositary's nominee will be the certificateholder of such certificate and therefore will be the only entity that can exercise a right of exchange. In order to ensure that the Depositary's nominee will timely exercise a right of exchange with respect to a particular certificate, the beneficial owner of such certificate must instruct the broker or other direct or indirect participant through which it holds an interest in such certificate to notify the Depositary of its desire to exercise a right of exchange. Different firms have different cut-off times for accepting instructions from their customers and, accordingly, each beneficial owner should consult the broker or other direct or indirect participant through which it holds an interest in a certificate in order to ascertain the cut-off time by which such an instruction must be given in order for timely notice to be delivered to the Depositary.

          Unless otherwise provided in the applicable prospectus supplement, upon the satisfaction of the foregoing conditions and any applicable conditions with respect to the related Deposited Assets, as described in such prospectus supplement, the applicable certificateholder will be entitled to receive a distribution of a pro rata share of the Deposited Assets related to the Exchangeable Series (and class within such Exchangeable Series) of the certificate being exchanged, in the manner and to the extent described in such prospectus supplement. Alternatively, to the extent so specified in the applicable prospectus supplement, the applicable certificateholder, upon satisfaction of such conditions, may direct the related Trustee to sell, on behalf of the certificateholder, such pro rata share of the Deposited Assets. In such event the certificateholder will be entitled to receive the net proceeds of such sale, less any costs and expenses incurred by the trustee in facilitating the sale, subject to any additional adjustments set forth in the prospectus supplement.

Global Securities

          Unless otherwise specified in the applicable prospectus supplement, all certificates of a given series (or, if more than one class exists, any given class within that series) will, upon issuance, be represented by one or more global securities. The global securities will be deposited with, or on behalf of, The Depository Trust Company, New York, New York (for registered certificates denominated and payable in U.S. dollars), or such other depositary identified in the related prospectus supplement (the "Depositary"), and registered in the name of a nominee of the Depositary. Global securities will be issued in registered form and may be issued in either temporary or permanent form. Unless and until it is exchanged in whole or in part for the individual certificates represented thereby (each a "definitive certificate"), a global security may not be transferred except as a whole by the Depositary for such global security to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor of such Depositary or a nominee of such successor.

          The Depository Trust Company has advised Select Asset as follows:
The Depository Trust Company is a limited-purpose trust company organized under the laws of the

State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act. The Depository Trust Company was created to hold securities of its participating organizations and to facilitate the clearance and settlement of securities transactions among the institutions that have accounts with the Depositary ("participants") in such securities through electronic book-entry changes in the accounts of the Depositary participants, thereby eliminating the need for physical movement of securities certificates. The Depositary's participants include securities brokers and dealers (including Lehman Brothers), banks, trust companies, clearing corporations, and certain other organizations, some of whom (and/or their representatives) own the Depositary. Access to the Depositary's book-entry system is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a participant, either directly or indirectly. The Depository Trust Company has confirmed to Select Asset that it intends to follow such procedures.

          Upon the issuance of a global security, the Depositary for the global security will credit, on its book-entry registration and transfer system, the respective principal amounts or notional amounts, if applicable, of the individual certificates represented by such global security to the accounts of its participants. The accounts to be accredited shall be designated by the underwriters of such certificates, or, if such certificates are offered and sold directly through one or more agents, by Select Asset or such agent or agents. Ownership of beneficial interests in a Global Security will be limited to participants or persons that may hold beneficial interests through participants. Ownership of beneficial interests in a global security will be shown on, and the transfer of that ownership will be effected only through, records maintained by the Depositary for such global security or by participants or persons that hold through participants. The laws of some states require that certain purchasers of securities take physical delivery of such securities. Such limits and such laws may limit the market for beneficial interests in a global security.

          So long as the Depositary for a global security, or its nominee, is the owner of the global security, the Depositary or the nominee, as the case may be, will be considered the sole certificateholder of the individual certificates represented by such global security for all purposes under the trust agreement governing the certificates. Except as set forth below, owners of beneficial interests in a global security will not be entitled to have any of the individual certificates represented by the global security registered in their names, will not receive or be entitled to receive physical delivery of any certificates and will not be considered the certificateholder thereof under the trust agreement governing the certificates. Because the Depositary can only act on behalf of its participants, the ability of a holder of any certificate to pledge that certificate to persons or entities that do not participate in the Depositary's system, or to otherwise act with respect to the certificate, may be limited due to the lack of a physical certificate for the certificate.

          Distributions of principal of (and premium, if any) and any interest on individual certificates represented by a global security will be made to the Depositary or its nominee, as the case may be, as the certificateholder of the global security. None of Select Asset, the administrative agent, if any, the trustee for the certificates, any paying agent or the certificate registrar for the certificates will have responsibility or liability for any aspect of the records relating to or payments made on account of beneficial interests in a global security or for maintaining, supervising or reviewing any records relating to such beneficial interests.

          Select Asset expects that the Depositary for certificates of a given class and series, upon receipt of any distribution of principal, premium or interest in respect of a definitive global security representing any certificates, will credit immediately participants' accounts with payments in amounts proportionate to their respective beneficial interests in the principal amount of the global security as shown on the records of such Depositary. Select Asset also expects that payments by participants to owners of beneficial interests in a global security held through such participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in "street name," and will be the responsibility of such participants.

          If the Depositary for certificates of a given class of any series is at any time unwilling or unable to continue as depositary and a successor depositary is not appointed by Select Asset within ninety days, Select Asset will issue individual definitive certificates in exchange for the global security or securities representing such certificates. In addition, Select Asset may at any time and in its sole discretion determine not to have any certificates of a given class represented by one or more global securities and, in such event, will issue individual definitive certificates of such class in exchange for the global security or securities representing such certificates. Further, if Select Asset so specifies with respect to the certificates of a given class, an owner of a beneficial interest in a global security representing certificates of such class may, on terms acceptable to Select Asset and the Depositary of the global security, receive individual definitive certificates in exchange for such beneficial interest. In any such instance, an owner of a beneficial interest in a global security will be entitled to physical delivery of individual definitive certificates of the class represented by the global security equal in principal amount or notional amount, if applicable, to such beneficial interest and to have definitive certificates registered in its name (if the certificates of such class are issuable as registered certificates). Individual definitive certificates of such class so issued will be issued as registered certificates in denominations, unless otherwise specified by Select Asset or in the related prospectus supplement, of $25 and in integral multiples thereof.

          The applicable prospectus supplement will set forth any specific terms of the depositary arrangement with respect to any class or series of certificates being offered thereby to the extent not set forth or different from the description set forth above.

              DESCRIPTION OF DEPOSITED ASSETS AND CREDIT SUPPORT

General

     Each certificate of each series will represent an ownership interest in a designated, publicly issued, security or a pool of securities (the "Underlying Securities"), purchased by Select Asset or one of its affiliates and assigned to a trust as described in the applicable prospectus supplement. The Underlying Securities will consist of one or more of the following issued under the laws of the United States, any U.S. State or any foreign jurisdiction:

     o debt obligations or investment grade term preferred stock issued or guaranteed by one or more corporations, general or limited partnerships, limited liability companies, banking organizations, insurance companies or other organizations ("Corporate Securities");

     o preferred securities of one or more trusts or other special purpose legal entities ("Trust Preferred Securities");

     o equipment trust certificates, including enhanced equipment trust certificates and pass-through equipment trust certificates ("Equipment Trust Certificates");

     o asset-backed securities of one or more trusts or other special purpose legal entities ("Asset-Backed Securities" and together with Corporate Securities, Trust Preferred Securities and Equipment Trust Certificates, the "Private Sector Securities");

     o an obligation issued or guaranteed by the United States of America or any agency thereof for the payment of which the full faith and credit of the United States of America is pledged ("Treasury Securities");

     o an obligation of one or more U.S. government sponsored entities ("GSEs") described below for the payment of which the full faith and credit of the United States of America is not pledged;

     o Government Trust Certificates ("GTCs" and together with Treasury Securities and GSEs, "Domestic Government Securities") described below; or

     o obligations issued or guaranteed by a foreign government or any political subdivision or agency or instrumentality thereof ("Foreign Government Securities" and together with Domestic Government Securities, "Government Securities").

     Select Asset or one of its affiliates will generally purchase the Underlying Securities in the secondary market, but may purchase securities directly from certain GSEs that (i) have outstanding securities held by non-affiliates with an aggregate market value of at least $75,000,000 at the time of the offering of the trust certificates hereunder and (ii) make information publicly available comparable to that required of Exchange Act reporting entities. Select Asset (or an affiliate thereof) may also purchase Treasury Securities directly from the issuer thereof.

     Notwithstanding any requirement stated or incorporated herein relating to reporting under the Exchange Act, it should be noted that the issuers of the Underlying Securities are not participating in any offering of trust certificates and that the depositor and Lehman Brothers Inc. will not perform the analysis and review of such issuers that an underwriter of the Underlying Securities would perform. The reasonableness of the Depositor's belief as to an Underlying Security issuer's eligibility to issue securities on Form S-3 or Form F-3, as applicable, should be evaluated in light of these limitations.

     An Underlying Security that was originally issued in a private placement will be considered "publicly issued" for purposes of this prospectus and the related supplement if the Depositor and the related trust could sell such Underlying Security pursuant to Rule 144(k) under the Securities Act. Such securities may be trust assets notwithstanding that they are not registered under the Securities Act.

     With respect to any Private Sector Securities constituting, as of the issue date of the related Certificates, 10% or more of the aggregate principal amount of Underlying Securities deposited in a Trust, the applicable prospectus supplement will include audited financial statements of the related issuer (or, in the case of Trust Preferred Securities and Equipment Trust Certificates, the issuer of the obligation held by, or supporting the issuance of, the trust or other special purpose legal entity issuing the Trust Preferred Securities or Equipment Trust Certificates), unless, based on the reasonable belief of the Depositor:

     (a) the issuer is eligible to use Form S-3 or F-3 for a primary offering of common stock or for a primary offering of non-convertible investment grade securities;

     (b) the securities are guaranteed by a direct or indirect parent company of the issuer, the parent company meets one of the eligibility criteria set forth in (a) above and all applicable requirements of Rule 3-10 of Regulation S-X under the Securities Act and such issuer is eligible to use Form S-3 or F-3 in reliance solely upon General Instruction I.C.3. of Form S-3 or General Instruction I.A.5(iii) of Form F-3;

     (c) the securities are guaranteed by a subsidiary of the issuer and the guarantor meets one of the eligibility criteria set forth in (a) above, the guarantor is a wholly owned subsidiary of such issuer and taken together the guarantor and such issuer meet the applicable requirements of Rule 3-10 of Regulation S-X under the Securities Act; or

     (d) the securities are asset-backed securities and the related issuer has at least $75,000,000 in outstanding securities held by non-affiliates and, at the time of issuance, such issuer is subject to the informational requirements of the Exchange Act and in accordance with those requirements, files periodic reports and other information with the SEC;

in which case the applicable prospectus supplement will refer only to the periodic reports filed by the related issuer, or guarantor, as applicable, with the SEC. Those reports should be reviewed by any prospective certificateholder of the Trust containing the Underlying Securities.

          This prospectus relates only to the certificates offered hereby and does not relate to the Underlying Securities. The following description of the Underlying Securities is intended only to summarize certain characteristics of the Underlying Securities Select Asset is permitted to deposit in a trust and is not a complete description of any prospectus relating to any Underlying Security, and, if applicable, Underlying Securities Issuance Agreement (as defined below) and as qualified by the applicable prospectus supplement, prospectus relating to any Underlying Security, if any, and to the extent applicable, the statement of terms or similar document with respect to any Underlying Security, and if applicable, the Underlying Securities Issuance Agreement.

Underlying Securities

Private Sector Securities

          Private Sector Securities will be either:

          o    Corporate Securities;

          o    Trust Preferred Securities;

          o    Equipment Trust Certificates; or

          o    Asset-Backed Securities.

     Corporate Securities. Corporate Securities may consist of senior or subordinated debt obligations issued by domestic or foreign issuers, or investment grade term preferred stock issued by domestic issuers, as described above.

          Debt obligations may be issued with a wide variety of terms and conditions. Set forth below is a description of certain features that may be associated with one or more Underlying Securities consisting of debt obligations.

          Underlying Securities Issuance Agreements. With respect to senior or subordinated debt obligations, the related prospectus supplement will specify whether each Underlying Security will have been issued pursuant to an agreement (each, an "Underlying Securities Issuance Agreement") between the issuer of the Underlying Securities and a trustee (the "Underlying Securities Trustee"). If so specified in the related prospectus supplement, the Underlying Securities Issuance Agreement, if any, and the Underlying Securities Trustee, if any, will be qualified under the Trust Indenture Act of 1939 (the "Trust Indenture Act") and the Underlying Securities Issuance Agreement will contain certain provisions required by the Trust Indenture Act.

          Certain Covenants. If specified in the related prospectus supplement, the Underlying Securities that consist of senior or subordinated debt obligations will be issued pursuant to an Underlying Securities Issuance Agreement. Indentures generally contain covenants intended to protect security holders against the occurrence or effects of certain specified events, including restrictions limiting the issuer's, and in some cases any of its subsidiary's, ability to:

          o    consolidate, merge, or transfer or lease assets;

          o incur or suffer to exist any lien, charge, or encumbrance upon any of its property or assets;

          o incur, assume, guarantee or suffer to exist any indebtedness for borrowed money if the payment of such indebtedness is secured by the grant of such a lien; or

          o declare or pay any cash dividends, or make any distributions on or in respect of, or purchase, redeem, exchange or otherwise acquire or retire for value any capital stock or subordinated indebtedness of the issuer or its subsidiaries, if any.

An indenture may also contain financial covenants which, among other things, require the maintenance of certain financial ratios or the creation or maintenance of reserves. Subject to specified exceptions, indentures typically may be, amended or supplemented and past defaults may be waived with the consent of the indenture trustee, the consent of the holders of not less than a specified percentage of the outstanding securities, or both.

          The Underlying Securities Issuance Agreement related to one or more Underlying Securities included in a trust may include some, all or none of the foregoing provisions or variations thereof or additional covenants not discussed herein. To the extent that the Underlying Securities are investment grade debt they are unlikely to contain significant restrictive covenants although certain non-investment grade debt may not be subject to restrictive covenants either. There can be no assurance that any such provision will protect the trust as a holder of the Underlying Securities against losses.

          Events of Default. Indentures generally provide that any one of a number of specified events will constitute an event of default with respect to the securities issued thereunder. Such events of default typically include the following or variations thereof:

     o failure by the issuer to pay an installment of interest or principal on the securities at the time required (subject to any specified grace period) or to redeem any of the securities when required (subject to any specified grace period);

     o failure by the issuer to observe or perform any covenant, agreement or condition contained in the securities or the indenture, as the case may be, which failure is materially adverse to security holders and continues for a specified period after notice thereof is given to the issuer by the indenture trustee or the holders of not less than a specified percentage of the outstanding securities;

     o failure by the issuer to make any required payment of principal (and premium, if any) or interest with respect to certain of the other outstanding debt obligations of the issuer or the acceleration by or on behalf of the holders thereof of such securities; or

     o certain events of bankruptcy, insolvency or reorganization of the issuer.

          Each Underlying Securities Issuance Agreement may or may not be in the form of an indenture and may include some, all or none of the foregoing provisions or variations thereof or additional events of default not discussed herein. The prospectus supplement with respect to any series of certificates will describe the material terms of the events of default under the Underlying Securities Issuance Agreement with respect to any Concentrated Underlying Security and applicable remedies with respect thereto. With respect to any portion of the trust property comprised of Underlying Securities other than Concentrated Underlying Securities, the related prospectus supplement will describe certain common covenant defaults with respect to such portion. There can be no assurance that any such provision will protect the trust, as a holder of the Underlying Securities, against losses. If a covenant default occurs and the trust as a holder of the Underlying Securities is entitled to vote or take such other action to declare the principal amount of an Underlying Security and any accrued and unpaid interest thereon to be due and payable, the Certificateholders' objectives may differ from those of holders of other securities of the same series and class as any Underlying Security in determining whether to declare the acceleration of the Underlying Securities.

          Remedies. Indentures for Corporate Securities generally provide that upon the occurrence of an event of default, the indenture trustee may, and upon the written request of the holders of not less than a specified percentage of the outstanding securities must, take such action as it may deem appropriate to protect and enforce the rights of the security holders. Certain indentures provide that the indenture trustee or a specified percentage of the holders of the outstanding securities have the right to declare all or a portion of the principal and accrued interest on the outstanding securities immediately due and payable upon the occurrence of certain events of default, subject to the issuer's right to cure, if applicable. Generally, an indenture will contain a provision entitling the indenture trustee thereunder to be indemnified by the security holders prior to proceeding to exercise any right or power under such indenture with respect to such securities at the request of such security holders. An indenture is also likely to limit a security holder's right to institute certain actions or proceedings to pursue any remedy under the indenture unless certain conditions are satisfied, including consent of the indenture trustee, that the proceeding be brought for the ratable benefit of all holders of the security, and/or the indenture trustee, after being requested to institute a proceeding by the owners of at least a specified minimum percentage of the securities, shall have refused or neglected to comply with such request within a reasonable time.

          Each Underlying Securities Issuance Agreement or Underlying Security may include some, all or none of the foregoing provisions or variations thereof or additional events of default not discussed herein. The prospectus supplement with respect to any series of certificates will describe the events of default ("Underlying Security Events of Default") under any Underlying Securities (including a Foreign Government Security) that represents ten percent or more of the total Underlying Securities with respect to any series of certificates (a "Concentrated Underlying Security") and applicable remedies with respect thereto. With respect to any trust comprised of a pool of securities, the applicable prospectus supplement will describe certain common Underlying Security Events of Default with respect to such pool. There can be no assurance that any such provision will protect a trust, as a holder of the Underlying Securities, against losses. If an Underlying Security Event of Default occurs and the indenture trustee as a holder of the Underlying Securities is entitled to vote or take such other action to declare the principal amount of an Underlying Security and any accrued and unpaid interest thereon to be due and payable, the certificateholders' objectives may differ from those of holders of other securities of the same series and class as any Underlying Security ("Outstanding Debt Securities") in determining whether to declare the acceleration of the Underlying Securities.

          Subordination. As set forth in the applicable prospectus supplement, certain of the Underlying Securities with respect to any trust may be either senior ("Senior Underlying Securities") or subordinated ("Subordinated Underlying Securities") in right to payment to other existing or future indebtedness of the Underlying Securities issuer. With respect to Subordinated

Underlying Securities, to the extent of the subordination provisions of such securities, and after the occurrence of certain events, security holders and direct creditors whose claims are senior to Subordinated Underlying Securities, if any, may be entitled to receive payment of the full amount due thereon before the holders of any subordinated debt securities are entitled to receive payment on account of the principal (and premium, if any) or any interest on such securities. Consequently, a trust as a holder of subordinated debt may suffer a greater loss than if it held unsubordinated debt of the issuer of the Underlying Securities. There can be no assurance, however, that in the event of a bankruptcy or similar proceeding, a trust, as a holder of Senior Underlying Securities, would receive all payments in respect of such securities even if holders of subordinated securities receive amounts in respect of such securities. Reference is made to the prospectus supplement used to offer any series of certificates for a description of any subordination provisions with respect to any Concentrated Underlying Securities and the percentage of Senior Underlying Securities and Subordinated Underlying Securities, if any, in a trust comprised of a pool of securities.

          Secured Obligations. Certain of the Underlying Securities with respect to any trust may represent secured obligations of the issuer of the Underlying Securities ("Secured Underlying Securities"). Generally, unless an event of default shall have occurred and is continuing, or with respect to certain collateral or as otherwise set forth in the indenture pursuant to which such securities were offered and sold, an issuer of secured obligations has the right to remain in possession and retain exclusive control of the collateral securing a security and to collect, invest and dispose of any income related to the collateral. The indenture pursuant to which any secured indebtedness is issued may also contain provisions for release, substitution or disposition of collateral under specified circumstances with or without the consent of the indenture trustee or upon the direction of not less than a specified percentage of the security holders. The indenture pursuant to which any secured indebtedness is issued will also provide for the disposition of the collateral upon the occurrence of specified events of default with respect thereto. In the event of a default in respect of any secured obligation, security holders may experience a delay in payments on account of principal (and premium, if any) or any interest on such securities pending the sale of any collateral and prior to or during such period the related collateral may decline in value. If proceeds of the sale of collateral following an indenture event of default are insufficient to repay all amounts due in respect of any secured obligations, the holders of such securities (to the extent not repaid from the proceeds of the sale of the collateral) would have only an unsecured claim ranking pari passu with the claims of all other general unsecured creditors.

          The Underlying Securities Issuance Agreement with respect to any Secured Underlying Security may include, some, all or none of the foregoing provisions or variations thereof. The prospectus supplement used to offer any series of certificates which includes Concentrated Underlying Securities which are Secured Underlying Securities, will describe the security provisions of the Underlying Securities and the related collateral. With respect to any trust comprised of a pool of securities, a substantial portion of which are Secured Underlying Securities, the applicable prospectus supplement will disclose general information with respect to such security provisions and the collateral.

     Trust Preferred Securities. As specified in the related prospectus supplement, a trust may include one or more Trust Preferred Securities. Trust Preferred Securities are preferred equity securities issued by a trust, such as a Delaware statutory business trust, established for the purpose of issuing common and preferred equity securities and investing the proceeds in certain subordinated debt obligations. The subordinated debt obligations are issued by the parent of the trust, i.e., the company to whom the trust issues its common equity securities, or by an affiliate of such parent. Trust Preferred Securities generally have economic characteristics that mirror those of the subordinated debt obligations that are the trusts' principal assets. Specifically, the Trust Preferred Securities generally have a liquidation preference equal to the principal balance of the subordinated debt obligations and are subject to mandatory redemption on the maturity date of the subordinated debt obligations, or such earlier date as the issuer optionally prepays the subordinated debt. The Trust Preferred Securities generally pay dividends at a rate approximately equal to the interest rate on the subordinated debt obligations, and such dividends and interest payments generally are due on or about the same date.

          The trusts that issue Trust Preferred Securities generally have no assets other than the subordinated debt obligations issued by such trusts' affiliates. Such subordinated debt obligations are subordinated to all other unsubordinated debt of such affiliates, including such debt issued subsequent to issuance of such subordinated debt obligations.

          In view of the relationship of the trusts that issue Trust Preferred Securities to their parent companies and in view of certain undertakings by such parents, such trusts in each case generally will not file reports under the Exchange Act so long as their parent companies file reports under the Exchange Act.

     Equipment Trust Certificates. As specified in the related prospectus supplement, a trust may include one or more Equipment Trust Certificates. Equipment Trust Certificates are generally issued, in one or more classes, by a trust or other special purpose legal entity that owns equipment or by an owner/operator of the equipment, including airlines (an "ETC Issuer"). Such obligations of the ETC Issuers are secured by mortgages of the equipment and, in the case of special purpose ETC Issuers, typically are supported by assignments of lease payments on equipment under leases to operators of the equipment. Pass-through Equipment Trust Certificates are issued by a trust or other special purpose legal entity that holds Equipment Trust Certificates of other ETC Issuers.

     The ETC Issuer which is an owner/operator of the equipment or the lessee of the equipment from the ETC Issuer which is a special purpose legal entity is referred to as the "ETC Credit Entity." In view of the relationship of special purpose ETC Issuers to ETC Credit Entities, ETC Issuers generally will not file reports under the Exchange Act.

     Asset-Backed Securities. As specified in the related prospectus supplement, a trust may include one or more Asset-Backed Securities. Asset-Backed Securities may be asset-backed notes or pass-through certificates, in each case issued by a trust or other special-purpose entity. Asset-backed notes are secured by, and pass-through certificates represent an interest in, a fixed or revolving pool of financial assets. Such financial assets may consist of secured or unsecured consumer or other receivables, such as automobile loans or contracts, automobile leases, credit card receivables, home equity or other mortgage loans, trade receivables, floor plan (inventory) loans, automobile leases, equipment leases, and other assets that produce streams of payments. Asset-backed notes generally are issued pursuant to indentures and pass-through certificates generally are issued pursuant to pooling and servicing agreements. A separate servicing agreement typically is executed in connection with asset-backed notes (such servicing agreements, indentures and pooling and servicing agreements, the "Asset-Backed Agreements").

          The Asset-Backed Agreements provide for the appointment of a trustee and the segregation of the transferred pool of assets from the other assets of the transferor. Such segregation generally is only required to the extent necessary to perfect the interest of the trustee in the assets against claims of unsecured creditors of the transferor of the assets. Where so required by the Uniform Commercial Code (the "UCC") (for instance, home equity loan notes) certain of the documents evidencing the underlying receivables are delivered to the possession of the trustee or other custodian for the holders of the Asset-Backed Securities. In the case of most assets, either no documents evidence the receivables (for instance, credit card receivables) or documents exist, but the UCC does not require their possession to perfect a transfer (for instance, automobile installment sales contracts). In these cases, the transferor segregates the assets only on its own books and records, such as by marking its computer files, and perfects the trustee's interest by filing a financing statement under the UCC. This method of segregation and perfection presents the risk that the trustee's interest in the assets could be lost as a result of negligence or fraud, such that the trustee and the Asset-Backed Security holders become unsecured creditors of the transferor of the assets.

Government Securities

     Government Securities will be either:

     o    GSE Securities;

     o    GTCs;

     o    Treasury Securities; or

     o    Foreign Government Securities.

     GSE Securities. As specified in the applicable prospectus supplement, the obligations of one or more of the following GSEs may be included in a trust:
Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, Student Loan Marketing Association, Resolution Funding Corporation, Federal Home Loan Banks (to the extent such obligations represent the joint and several obligations of the twelve Federal Home Loan Banks), Tennessee Valley Authority and Federal Farm Credit Banks. GSE debt securities generally are exempt from registration under the Securities Act pursuant to Section 3(a)(2) of the Securities Act (or are deemed by statute to be so exempt) and are not required to be registered under the Exchange Act. The securities of any GSE will be included in a trust only to the extent (A) its obligations are supported by the full faith and credit of the U.S. government or (B) the organization makes publicly available its annual report, which shall include financial statements or similar financial information with respect to the organization. Based on information contained in the offering document pursuant to which any GSE issuer's securities were originally offered, the applicable prospectus supplement will set forth information with respect to the public availability of information with respect to any GSE issuer the debt securities of which constitute more than ten percent of the Underlying Securities for any series of certificates as of the date of the prospectus supplement. The specific terms and conditions of the Underlying Securities will be set forth in the related prospectus supplement.

          In the case of a GSE issuer there will generally be a fiscal agent with respect to any related Underlying Security whose actions will be governed by a fiscal agency agreement. A fiscal agent is not a trustee for the holders of the Underlying Securities and does not have the same responsibilities or duties to act for the holders of a GSE's securities as would a trustee. Unless otherwise specified in the related prospectus supplement, the Underlying Securities with respect to any GSE issuer will not be guaranteed by the United States and do not constitute a debt or obligation of the United States or of any agency or instrumentality thereof other than the related GSE.

          Contractual and Statutory Restrictions. A GSE issuer and the related Underlying Securities may be subject to contractual and statutory restrictions which may provide some protection to securityholders against the occurrence or effects of specified events. Unless otherwise specified in the related prospectus supplement, each GSE is limited to the activities as will promote its statutory purposes as set forth in the publicly available information with respect to the issuer. See "Description of the Deposited Assets--Publicly Available Information" in the related prospectus supplement. A GSE's promotion of its statutory purposes, as well as its statutory, structural and regulatory relationships with the federal government may cause or require the GSE to conduct its business in a manner that differs from that an enterprise which is not a GSE might employ.

          Neither the United States nor any agency thereof is obligated to finance any GSE issuer's operations or to assist a GSE issuer in any manner. Prospective purchasers should consult the publicly available information with respect to each GSE issuer for a more detailed description of the regulatory and statutory restrictions on the related GSE's activities.

          Events of Default. Underlying Securities issued by a GSE Issuer may provide that any one of a number of specified events will constitute an event of default with respect to the securities issued thereunder. Events of default typically include the following or variations thereof:

     o failure by the issuer to pay an installment of interest or principal on the securities at the time required (subject to any specified grace period) or to redeem any of the securities when required (subject to any specified grace period);

     o failure by the issuer to observe or perform any covenant, agreement or condition contained in the securities or the indenture or authorizing legislation or regulation, as the case may be, which failure is materially adverse to security holders and continues for a specified period after notice thereof is given to the issuer by the fiscal agent or the holders of not less than a specified percentage of the outstanding securities; and

     o failure by the issuer to make any required payment of principal (and premium, if any) or interest with respect to certain of the other outstanding debt obligations of the issuer or the acceleration by or on behalf of the holders thereof of such securities.

     GTCs. As specified in the related prospectus supplement, a trust may include one or more GTCs. GTCs are certificates evidencing undivided fractional interests in a trust, the assets of which consist of promissory notes (the "GTC Notes"), payable in U.S. Dollars, of a certain foreign government, backed a full faith and credit guaranty issued by the United States of America, acting through the Defense Security Assistance Agency of the Department of Defense, of the due and punctual payment of 90% of all payments of principal and interest due on the GTC Notes and a security interest in collateral, consisting of non-callable securities issued or guaranteed by the United States government thereof, sufficient to pay the remaining 10% of all payments of principal and interest due on the GTC Notes.

     Treasury Securities. Treasury Securities are securities issued or guaranteed by the United States of America or by any of its agencies if the full faith and credit of the United States of America is pledged for their payment.

     Foreign Government Securities. As specified in the applicable prospectus supplement, Foreign Government Securities are obligations guaranteed or issued by one or more foreign governments or any political subdivision or agency or instrumentality thereof.

Principal Economic Terms of Underlying Securities

          Reference is made to the applicable prospectus supplement to this Prospectus with respect to each series of certificates for a description of the following terms, as applicable, of any Concentrated Underlying Security:
(i) the title and series of such Underlying Securities, the aggregate principal amount, denomination and form thereof; (ii) whether such securities are senior or subordinated to any other obligations of the issuer of the Underlying Securities; (iii) whether any of the obligations are secured or unsecured and the nature of any collateral; (iv) the limit, if any, upon the aggregate principal amount of such debt securities; (v) the dates on which, or the range of dates within which, the principal of (and premium, if any, on) such debt securities will be payable; (vi) the rate or rates or the method of determination thereof, at which such Underlying Securities will bear interest, if any ("Underlying Securities Rate"); the date or dates from which such interest will accrue ("Underlying Securities Interest Accrual Periods");

and the dates on which such interest will be payable ("Underlying Securities Payment Dates"); (vii) the obligation, if any, of the issuer of the Underlying Securities to redeem the Outstanding Debt Securities pursuant to any sinking fund or analogous provisions, or at the option of a holder thereof, and the periods within which or the dates on which, the prices at which and the terms and conditions upon which such debt securities may be redeemed or repurchased, in whole or in part, pursuant to such obligation; (viii) the periods within which or the dates on which, the prices at which and the terms and conditions upon which such debt securities may be redeemed, if any, in whole or in part, at the option of the issuer of the Underlying Securities; (ix) whether the Underlying Securities were issued at a price lower than the principal amount thereof; (x) if other than United States dollars, the foreign or composite currency in which such debt securities are denominated, or in which payment of the principal of (and premium, if any) or any interest on such Underlying Securities will be made (the "Underlying Securities Currency"), and the circumstances, if any, when such currency of payment may be changed; (xi) material events of default or restrictive covenants provided for with respect to such Underlying Securities; (xii) the rating thereof, if any, and (xiii) any other material terms of such Underlying Securities.

          With respect to a trust comprised of a pool of Underlying Securities, the related prospectus supplement will describe the composition of the Underlying Securities pool as of the Cut-off Date, certain material events of default or restrictive covenants common to the Underlying Securities, and, on an aggregate, percentage or weighted average basis, as applicable, the characteristics of the pool with respect to the terms set forth in (ii),
(iii), (v), (vi), (vii), (viii) and (ix) of the preceding paragraph and any other material terms regarding such pool of securities.

Publicly Available Information

          With respect to each Concentrated Underlying Security the applicable prospectus supplement will disclose the identity of the applicable obligor and the Underlying Securities Trustee, if applicable, and will describe the existence and type of certain information that is made publicly available by each obligor regarding such Underlying Security or Underlying Securities and will disclose where and how prospective purchasers of the certificates may obtain publicly available information with respect to each obligor. Except in the case of a GSE issuer, publicly available information will typically consist of the quarterly and annual reports filed under the Exchange Act by the issuer with, and which are available from, the SEC. Such information will typically consist of the obligor's annual report, which contains financial statements or similar financial information, and can be obtained from the SEC, if so specified in the applicable prospectus supplement, or from the office of the obligor identified in the related prospectus supplement.

          In the case of a GSE issuer whose obligations are not supported by the full faith and credit of the U.S. government, publicly available information will typically consist of information comparable to that required of Exchange Act reporting entities. The precise nature of such publicly available information and where and how it may be obtained with respect to any given GSE issuer will vary, and, as described above, will be set forth in the applicable prospectus supplement.

          If an issuer or, as applicable, guarantor of Concentrated Underlying Securities ceases to file periodic reports under the Exchange Act, or make available comparable reports in the case of a GSE issuer, Select Asset, on behalf of the related trust, will continue to be subject to the reporting requirements of the Exchange Act (although certain information with respect to such issuer or, as applicable, guarantor may be unavailable).

          In the event that an issuer or, as applicable, guarantor of a Concentrated Underlying Security (or the issuers or, as applicable, guarantors of Underlying Securities the combined principal balances of which exceed ten percent of the aggregate principal balance of the

Underlying Securities) underlying a series of trust certificates ceases to file periodic reports required under the Exchange Act, or make available comparable reports in the case of a GSE issuer, Select Asset shall within a reasonable period of time either (i) file periodic reports containing the information that such issuer(s) or, as applicable, guarantor(s) would otherwise file or, in the case of any GSE issuer(s), make publicly available the information that such GSE issuer(s) would otherwise make publicly available or (ii) instruct the trustee to either (a) distribute within a reasonable period of time such Underlying Security or Securities to the certificateholders or (b) sell within a reasonable period of time the Underlying Securities and distribute the proceeds to the certificateholders, pursuant to the procedures set forth in the related prospectus supplement applicable to defaults on the Underlying Securities. For the purpose of this subsection, with respect to Equipment Trust Certificates, the applicable obligor and issuer refer, as applicable, to the ETC Credit Entity, and Underlying Securities and Concentrated Underlying Securities refer, as applicable, to the obligations of the ETC Credit Entity.

Other Deposited Assets

          In addition to the Underlying Securities, Select Asset may also deposit into a given trust, or the trustee on behalf of the certificateholders of a trust may enter into an agreement constituting or providing for the purchase of, to the extent described in the related prospectus supplement, certain assets related or incidental to one or more of such Underlying Securities or to some other asset deposited in the related trust, including hedging contracts and other similar arrangements (such as puts, calls, interest rate swaps, currency swaps, floors, caps and collars), cash and assets ancillary or incidental to the foregoing or to the Underlying Securities (including assets obtained through foreclosure or in settlement of claims with respect thereto), credit derivatives and direct obligations of the United States (all such assets for any given series, together with the related Underlying Securities, the "Deposited Assets"). The applicable prospectus supplement will, to the extent appropriate, contain analogous disclosure with respect to the foregoing assets as referred to above with respect to the Underlying Securities.

          Unless otherwise specified in the related prospectus supplement, the Deposited Assets for a given series of certificates and the related trust will not constitute Deposited Assets for any other series of certificates and the related trust and the certificates of each class of a given series possess an equal and ratable undivided ownership interest in such Deposited Assets. The applicable prospectus supplement may, however, specify that certain assets constituting a part of the Deposited Assets relating to any given series may be beneficially owned solely by or deposited solely for the benefit of one class or a group of classes within such series. In such event, the other classes of such series will not possess any beneficial ownership interest in those specified assets constituting a part of the Deposited Assets.

Credit Support

          As specified in the applicable prospectus supplement for a given series of certificates, the trust for any series of certificates may include, or the certificateholders of such series (or any class or group of classes within such series) may have the benefit of, credit support for any class or group of classes within such series. Credit support may be provided by any combination of the following means described below or any other means described in the applicable prospectus supplement. The applicable prospectus supplement will set forth whether the trust for any class or group of classes of certificates contains, or the certificateholders of such certificates have the benefit of, credit support and, if so, the amount, type and other relevant terms of each element of credit support with respect to any such class or classes and certain information with respect to the obligors of each such element, including financial information with respect to any obligor providing credit support for 20% or more of the aggregate principal amount of such class or classes unless such obligor is subject to the informational requirements of the Exchange Act.

          Subordination. As discussed below under "--Collections," the rights of the certificateholders of any given class within a series of certificates to receive collections from the trust for such series and any credit support obtained for the benefit of the certificateholders of such series (or classes within such series) may be subordinated to the rights of the certificateholders of one or more other classes of such series to the extent described in the related prospectus supplement. Such subordination accordingly provides some additional credit support to those certificateholders of those other classes. For example, if losses are realized during a given period on the Deposited Assets relating to a series of certificates such that the collections received thereon are insufficient to make all distributions on the certificates of such series, those realized losses would be allocated to the certificateholders of any class of any such series that is subordinated to another class, to the extent and in the manner provided in the related prospectus supplement. In addition, if so provided in the applicable prospectus supplement, certain amounts otherwise payable to certificateholders of any class that is subordinated to another class may be required to be deposited into a reserve account. Amounts held in any reserve account may be applied as described below under "--Reserve Accounts" and in the related prospectus supplement.

          If so provided in the related prospectus supplement, the credit support for any series or class of certificates may include, in addition to the subordination of certain classes of such series and the establishment of a reserve account, any of the other forms of credit support described below. Any such other forms of credit support that are solely for the benefit of a given class will be limited to the extent necessary to make required distributions to the certificateholders of such class or as otherwise specified in the related prospectus supplement. In addition, if so provided in the applicable prospectus supplement, the obligor of any other forms of credit support may be reimbursed for amounts paid pursuant to such credit support out of amounts otherwise payable to one or more of the classes of the certificates of such series.

          Letter of Credit; Surety Bond. The certificateholders of any series (or class or group of classes of certificates within such series) may, if specified in the applicable prospectus supplement, have the benefit of a letter or letters of credit issued by a bank or a surety bond or bonds issued by a surety company. In either case, the trustee or such other person specified in the applicable prospectus supplement will use its reasonable efforts to cause the letter of credit or the surety bond, as the case may be, to be obtained, to be kept in full force and effect (unless coverage thereunder has been exhausted through payment of claims) and to pay timely the fees or premiums therefor unless, as described in the related prospectus supplement, the payment of such fees or premiums is otherwise provided for. The trustee or such other person specified in the applicable prospectus supplement will make or cause to be made draws under the letter of credit or the surety bond, as the case may be, under the circumstances and to cover the amounts specified in the applicable prospectus supplement. Any amounts otherwise available under the letter of credit or the surety bond will be reduced to the extent of any prior unreimbursed draws thereunder. The applicable prospectus supplement will provide the manner, priority and source of funds by which any such draws are to be repaid.

          Unless otherwise specified in the applicable prospectus supplement, in the event that the letter of credit bank or the surety, as applicable, ceases to satisfy any credit rating or other applicable requirements specified in the related prospectus supplement, the trustee or such other person specified in the applicable prospectus supplement will use its reasonable efforts to obtain or cause to be obtained a substitute letter of credit or surety bond, as applicable, or other form of credit enhancement providing similar protection, that meets such requirements and provides the same coverage to the extent available for the same cost. There can be no assurance that any letter of credit bank or any surety, as applicable, will continue to satisfy such requirements or that any such substitute letter of credit, surety bond or similar credit enhancement will be available providing equivalent coverage for the same cost. To the extent not so available, the credit support otherwise provided by the letter of credit or the surety bond (or similar credit enhancement) may be reduced to the level otherwise available for the same cost as the original letter of credit or surety bond.

          Reserve Accounts. If so provided in the related prospectus supplement, the trustee or such other person specified in the prospectus supplement will deposit or cause to be deposited into an account maintained with an eligible institution (which may be the trustee) (a "reserve account") any combination of cash or permitted investments in specified amounts, which will be applied and maintained in the manner and under the conditions specified in such prospectus supplement. In the alternative or in addition to such deposit, a reserve account may be funded through application of a portion of collections received on the Deposited Assets for a given series of certificates, in the manner and priority specified in the applicable prospectus supplement. Amounts deposited in such reserve account may be distributed to certificateholders of such class or group of classes within such series, or may be used for other purposes, in the manner and to the extent provided in the related prospectus supplement. Amounts deposited in any reserve account will be invested in certain permitted investments by, or at the direction of, the trustee, Select Asset or such other person named in the related prospectus supplement.

          Swap Agreements. At the time it is formed, a trust may enter into one or more swap agreements with third parties (which may be affiliates of Select Asset). Each swap agreement will generally consist of a master agreement and the confirmations relating to particular transactions under that master agreement. The trust may enter into swap agreements with more than one swap counterparty, in which case the following discussion will apply separately to each swap agreement with each swap counterparty.

          As specified in the applicable prospectus supplement, the transaction or transactions under a swap agreement may be one or more of the following:

     o a rate swap, basis swap, forward rate transaction, index swap, index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of the foregoing transactions),

     o    any combination of the foregoing transactions, or

     o any other transaction identified in the swap agreement or the relevant confirmation and described in the prospectus supplement.

          Each swap agreement is generally expected to be in the form of a confirmation entered into pursuant to a master agreement in the form of the "1992 ISDA Master Agreement (Multicurrency--Cross Border)" or any updated similar form (referred to as the "ISDA Master Agreement"), published by the International Swaps and Derivatives Association, Inc. ("ISDA") and may incorporate the 2000 ISDA Definitions or one or more other sets of standard definitions or updates or revisions of such definitions published by ISDA (referred to as the "ISDA Definitions"), and as modified and supplemented by a schedule, including to reflect the terms of a particular series of certificates and the related trust agreement and any specific terms of the relevant transaction or transactions. Except as otherwise specified in the confirmation for any relevant swap transaction, each swap agreement and the relevant transactions thereunder is expected to be governed in all relevant respects by the provisions of the ISDA Master Agreement and the ISDA Definitions, without regard to any amendments or modifications to the ISDA Master Agreement or the ISDA Definitions published by ISDA subsequent to the date of that swap agreement.

          The applicable prospectus supplement will describe the specific terms of each transaction under the swap agreement, particularly the method of calculation of payments by the swap counterparty and the timing of those payments; if required, the applicable provisions relating to modification and amendment of the swap agreement, events of default under the swap agreement, the applicable swap agreement termination events and the provisions relating to early termination of the swap agreement and termination payments, if any, owing by the trust or to the trust under the swap agreement. The applicable prospectus supplement may also contain certain information with respect to the swap counterparty and, if applicable, its guarantor.

Collections

          The trust agreement will establish procedures by which the trustee or such other person specified in the prospectus supplement is obligated to administer the related Deposited Assets. This will include making collections of all payments made on the Deposited Assets and depositing the collections from time to time prior to any applicable Distribution Date into a segregated account maintained or controlled by the trustee for the benefit of such series (each a "certificate account"). An administrative agent, if any is appointed pursuant to the applicable prospectus supplement, will direct the trustee, and otherwise the trustee will make all determinations, as to the appropriate application of such collections and other amounts available for distribution to the payment of any administrative or collection expenses (such as the administrative fee) and credit support-related ongoing fees (such as insurance premiums, letter of credit fees or any required account deposits) and to the payment of amounts then due and owing on the certificates of such series (and classes within such series), all in the manner and priorities described in the related prospectus supplement. The applicable prospectus supplement will specify the collection periods, if applicable, and Distribution Dates for a given series of certificates and the particular requirements relating to the segregation and investment of collections received on the Deposited Assets during a given collection period or on or by certain specified dates. Amounts received from the Deposited Assets and any credit support obtained for the benefit of certificateholders for a particular series or class of certificates over a specified period may not be sufficient, after payment of all prior expenses and fees for such period, to pay amounts then due and owing to holders of such certificates. The applicable prospectus supplement will also set forth the manner and priority by which any Realized Losses will be allocated among the classes of any series of certificates, if applicable.

          The relative priorities of distributions with respect to collections from the assets of the trust assigned to classes of a given series of certificates may permanently or temporarily change over time upon the occurrence of certain circumstances specified in the applicable prospectus supplement. Moreover, the applicable prospectus supplement may specify that the relative distribution priority assigned to each class of a given series for purposes of payments of certain amounts, such as principal, may be different from the relative distribution priority assigned to each such class for payments of other amounts, such as interest or premium.

                      DESCRIPTION OF THE TRUST AGREEMENT

General

          The following summary of certain provisions of the trust agreement and the certificates is not complete and is qualified in its entirety by reference to the detailed provisions of the form of trust agreement filed as an exhibit to the registration statement. Article and section references in parentheses below are to articles and sections in the trust agreement. Wherever particular sections or defined terms of the trust agreement are referred to, such sections or defined terms are incorporated herein by reference as part of the statement made, and the statement is qualified in its entirety by such reference.

Assignment of Deposited Assets

          At the time of issuance of any series of certificates, Select Asset will cause the Underlying Securities to be included in the related trust, and any other Deposited Asset specified in the prospectus supplement, to be assigned to the related trustee, together with all principal, premium (if any) and interest received by or on behalf of Select Asset on or with respect to such Deposited Assets after the cut-off date specified in the prospectus supplement (the "Cut-off Date"), other than principal, premium (if any) and interest due on or before the Cut-off Date and other than any Retained Interest. The trustee will, concurrently with such assignment, deliver the certificates to Select Asset in exchange for certain assets to be deposited in the related trust. Each Deposited Asset will be identified in a schedule appearing as an exhibit to the trust agreement. The schedule will include certain statistical information with respect to each Underlying Security and each other Deposited Asset as of the Cut-off Date, and in the event any Underlying Security is a Concentrated Underlying Security, the schedule will include, to the extent applicable, information regarding the payment terms thereof, the Retained Interest, if any, with respect thereto, the maturity or terms thereof, the rating, if any, thereof and certain other information.

          In addition, Select Asset will, with respect to each Deposited Asset, deliver or cause to be delivered to the trustee (or to the custodian hereinafter referred to) all documents necessary to transfer ownership of such Deposited Asset to the trustee. The trustee (or such custodian) will review the documents within such period as is permitted in the prospectus supplement, and the trustee (or such custodian) will hold the documents in trust for the benefit of the certificateholders.

          With respect to the types of Deposited Assets specified in the applicable prospectus supplement if and to the extent provided therein, if any document is found to be missing or defective in any material respect, the trustee (or such custodian) will immediately notify the administrative agent, if any, and Select Asset, and the administrative agent, if any, and the trustee will immediately notify the relevant person who sold the applicable Deposited Asset to Select Asset (a "Deposited Asset Provider"). If and to the extent specified in the applicable prospectus supplement, if the Deposited Asset Provider cannot cure such omission or defect within 60 days after receipt of notice, the Deposited Asset Provider will be obligated, within 90 days of receipt of notice, to repurchase the related Deposited Asset from the trustee at the Purchase Price (as defined below) or provide a substitute for the Deposited Asset. There can be no assurance that a Deposited Asset Provider will fulfill this repurchase or substitution obligation. Although the administrative agent, if any, or otherwise the trustee is obligated to use its best efforts to enforce this obligation, none of such administrative agent, trustee or Select Asset will be obligated to repurchase or substitute for such Deposited Asset if the Deposited Asset Provider defaults on its obligation. Unless otherwise specified in the related prospectus supplement, when applicable, this repurchase or substitution obligation constitutes the sole remedy available to the certificateholders or the trustee for omission of, or a material defect in, or failure to provide, a constituent document.

          Each of Select Asset, the trustee and the administrative agent, if any, will make certain representations and warranties regarding its authority to enter into, and its ability to perform its obligations under, the trust agreement. Upon a breach of any such representation of Select Asset, the trustee or any such administrative agent, as the case may be, which materially and adversely affects the interests of the certificateholders, Select Asset, the trustee or any such administrative agent, respectively, will be obligated to cure the breach in all material respects.

Collection and Other Administrative Procedures

          General. With respect to any series of certificates the trustee or such other person specified in the prospectus supplement directly or through sub-administrative agents, will make reasonable efforts to collect all scheduled payments under the Deposited Assets. The trustee will follow the collection procedures, as it would follow with respect to comparable financial assets that it held for its own account, provided that such procedures are consistent with the trust agreement and any related instrument governing any credit support (collectively, the "credit support instruments") and provided that, except as otherwise expressly set forth in the applicable prospectus supplement, it shall not be required to expend or risk its own funds or otherwise incur personal financial liability.

          Sub-Administration. Any trustee or administrative agent may delegate its obligations in respect of the Deposited Assets to third parties they deem qualified to perform such obligations (each, a "sub-administrative agent"). However, the trustee or administrative agent will remain obligated with respect to such obligations under the trust agreement. Each sub-administrative agent will be required to perform the customary functions of an administrator of comparable financial assets, including, if applicable, collecting payments from obligors and remitting such collections to the trustee; maintaining accounting records relating to the Deposited Assets, attempting to cure defaults and delinquencies; and enforcing any other remedies with respect thereto all as and to the extent provided in the applicable sub-administration agreement.

          The agreement between any administrative agent or trustee and a sub-administrative agent will be consistent with the terms of the trust agreement and the assignment to the sub-administrator by itself will not result in a withdrawal or downgrading of the rating of any class of certificates issued pursuant to the trust agreement. Although each such sub-administration agreement will be a contract solely between such administrative agent and the sub-administrative agent, the trust agreement pursuant to which a series of certificates is issued will provide that, if for any reason the administrative agent for the series of certificates is no longer acting in such capacity, the trustee or any successor administrative agent must recognize the sub-administrative agent's rights and obligations under the sub-administration agreement.

          The administrative agent or trustee will be solely liable for all fees owed by it to any sub-administrative agent, irrespective of whether the compensation of the administrative agent or trustee, as applicable, pursuant to the trust agreement with respect to the particular series of certificates is sufficient to pay such fees. However, a sub-administrative agent may be entitled to a Retained Interest in certain Deposited Assets to the extent provided in the related prospectus supplement. Each sub-administrative agent will be reimbursed by the administrative agent, if any, or otherwise the trustee for certain expenditures which it makes, generally to the same extent the administrative agent or trustee, as applicable, would be reimbursed under the terms of the trust agreement relating to such series. See "--Administrative Agent Compensation and Payment of Expenses."

          The administrative agent or trustee may require any sub-administrative agent to agree to indemnify the administrative agent or trustee, as applicable, for any liability or obligation sustained in connection with any act or failure to act by the sub-administrative agent.

          Realization upon Defaulted Deposited Assets. Unless otherwise specified in the applicable prospectus supplement, the trustee, on behalf of the certificateholders of a given series (or any class or classes within such series), will present claims under each applicable credit support instrument, and will take reasonable steps as are necessary to receive payment or to permit recovery with respect to defaulted Deposited Assets. As set forth above, all collections by or on behalf of the trustee or administrative agent under any credit support instrument are to be deposited in the Certificate Account for the related trust, subject to withdrawal as described above.

          Unless otherwise provided in the applicable prospectus supplement, if recovery on a defaulted Deposited Asset under any related credit support instrument is not available, the trustee will be obligated to follow or cause to be followed normal practices and procedures as it deems necessary or advisable to realize upon the defaulted Deposited Asset. However, except as otherwise expressly provided in the applicable prospectus supplement, it shall not be required to expend or risk its own funds or otherwise incur personal financial liability. If the proceeds of any liquidation of the defaulted Deposited Asset are less than the sum of (i) the outstanding principal balance of the defaulted Deposited Asset, (ii) interest accrued but unpaid thereon at the applicable interest rate and (iii) the aggregate amount of expenses incurred by the administrative agent and the trustee in connection with such proceedings to the extent reimbursable from the assets of the related trust under the related trust agreement, such trust will realize a loss in the amount of such difference. Only if and to the extent provided in the applicable prospectus supplement, the administrative agent or trustee, as so provided, will be entitled to withdraw or cause to be withdrawn from the related Certificate Account out of the net proceeds recovered on any defaulted Deposited Asset, prior to the distribution of such proceeds to certificateholders, amounts representing its normal administrative compensation on the Deposited Asset, unreimbursed administrative expenses incurred with respect to the Deposited Asset and any unreimbursed advances of delinquent payments made with respect to the Deposited Asset.

Retained Interest

          The prospectus supplement for a series of certificates will specify whether there will be any Retained Interest in the Deposited Assets, and, if so, the owner thereof. A Retained Interest will be established on an asset-by-asset basis and will be specified in an exhibit to the applicable series supplement to the trust agreement. A Retained Interest in a Deposited Asset represents a specified interest therein. Payments in respect of the Retained Interest will be deducted from payments on the Deposited Assets as received and, in general, will not be deposited in the applicable certificate account or become a part of the related trust. Unless otherwise provided in the applicable prospectus supplement, any partial recovery of interest on a Deposited Asset, after deduction of all applicable administration fees, will be allocated between the Retained Interest (if any) and interest distributions to certificateholders on a pari passu basis.

Administrative Agent Compensation and Payment of Expenses

          The applicable prospectus supplement will specify the administrative agent's, if any, and the trustee's compensation, and the source, manner and priority of payment thereof, with respect to a given series of certificates.

          If and to the extent specified in the applicable prospectus supplement, in addition to amounts payable to any sub-administrative agent, the administrative agent, if any; and otherwise the trustee will pay from its compensation certain expenses incurred in connection with its administration of the Deposited Assets, including, without limitation, payment of the fees and disbursements of the trustee, if applicable, and independent accountants, payment of expenses incurred in connection with distributions and reports to certificateholders, and payment of any other expenses described in the related prospectus supplement.

Advances in Respect of Delinquencies

          Unless otherwise specified in the applicable prospectus supplement, the administrative agent or the trustee will have no obligation to make any advances with respect to collections on the Deposited Assets or in favor of the certificateholders of the related series of certificates. However, to the extent provided in the applicable prospectus supplement, the administrative agent or the trustee will advance on or before each Distribution Date its own funds or funds held in the certificate account for such series that are not part of the funds available for distribution for such Distribution Date. The amount of funds advanced will equal to the aggregate of payments of principal, premium (if any) and interest (net of related administration fees and any Retained Interest) with respect to the Deposited Assets that were due during the related Collection Period (as defined in the related prospectus supplement) and were delinquent on the related Determination Date, subject to
(i) any such administrative agent's or trustee's good faith determination that such advances will be reimbursable from Related Proceeds (as defined below) and (ii) such other conditions as may be specified in the prospectus supplement.

          Advances are intended to maintain a regular flow of scheduled interest, premium (if any) and principal payments to holders of the class or classes of certificates entitled thereto, rather than to guarantee or insure against losses. Unless otherwise provided in the related prospectus supplement, advances of an administrative agent's or trustee's funds will be reimbursable only out of related recoveries on the Deposited Assets (and amounts received under any form of credit support) for such series with respect to which such advances were made (as to any Deposited Assets, "Related Proceeds"); provided, however, that any advance will be reimbursable from any amounts in the certificate account for the series to the extent that the administrative agent or trustee shall determine, in its sole judgment, that the advance (a "Nonrecoverable Advance") is not ultimately recoverable from Related Proceeds. If advances have been made by the administrative agent or trustee from excess funds in the certificate account for any series, the administrative agent or trustee will replace the funds in such certificate account on any future Distribution Date to the extent that funds in the certificate account on the Distribution Date are less than payments required to be made to certificateholders on such date. If so specified in the related prospectus supplement, the obligations, if any, of an administrative agent or trustee to make advances may be secured by a cash advance reserve fund or a surety bond. If applicable, information regarding the characteristics of, and the identity of any obligor on, any such surety bond, will be set forth in the related prospectus supplement.

Certain Matters Regarding the Administrative Agent and Select Asset

          An administrative agent, if any, for each series of certificates under the trust agreement will be named in the related prospectus supplement. The entity serving as administrative agent for any such series may be the trustee, Select Asset, an affiliate of either thereof, the Deposited Asset Provider or any third party and may have other normal business relationships with the trustee, Select Asset, their affiliates or the Deposited Asset Provider. The "Deposited Asset Provider" is the relevant person who sold the applicable Deposited Asset to Select Asset.

          The trust agreement will provide that an administrative agent may resign from its obligations and duties under the trust agreement with respect to any series of certificates only if such resignation, and the appointment of a successor, will not result in a withdrawal or downgrading of the rating of any class of certificates of such series, or upon a determination that its duties under the trust agreement with respect to such series are no longer permissible under applicable law. No resignation will become effective until the trustee or a successor has assumed the administrative agent's obligations and duties under the trust agreement with respect to such series.

          The trust agreement will further provide that neither an administrative agent, Select Asset nor any director, officer, employee, or agent of the administrative agent or Select Asset will incur any liability to the related trust or certificateholders for any action taken, or for refraining from taking any action, in good faith pursuant to the trust agreement or for errors in judgment; provided, however, that none of the administrative agent, Select Asset nor any such person will be protected against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties thereunder or by reason of reckless disregard of obligations and duties thereunder. The trust agreement will further provide that, unless otherwise provided in the applicable series supplement thereto, an administrative agent, Select Asset and any director, officer, employee or agent of the administrative agent or Select Asset will be entitled to indemnification by the related trust and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to the trust agreement or the certificates, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties thereunder or by reason of reckless disregard of obligations and duties thereunder. In addition, the trust agreement will provide that neither an administrative agent nor Select Asset will be under any obligation to appear in, prosecute or defend any legal action which is not incidental to their respective responsibilities under the trust agreement or which in its opinion may cause it to incur any expense or liability. Each of the administrative agent or Select Asset may, however, in its discretion undertake any action which it may deem necessary or desirable with respect to the trust agreement and the rights and duties of the parties thereto and the interests of the certificateholders thereunder. The applicable prospectus supplement will describe how the legal expenses and costs of such action and any liability resulting therefrom will be allocated.

          Any person into which an administrative agent may be merged or consolidated, or any person resulting from any merger or consolidation to which an administrative agent is a part, or any person succeeding to the business of an administrative agent, will be the successor of the administrative agent under the trust agreement with respect to the certificates of any given series.

Administrative Agent Termination Events; Rights Upon Administrative Agent Termination Event

          Unless otherwise provided in the related prospectus supplement, Administrative Agent Termination Events under the trust agreement with respect to any given series of certificates will consist of the following:

          o any failure by an administrative agent to remit to the trustee any funds in respect of collections on the Deposited Assets and credit support, if any, as required under the trust agreement, that continues unremedied for five days after the giving of written notice of such failure to the administrative agent by the trustee or Select Asset, or to the administrative agent, Select Asset and the trustee by the holders of such certificates evidencing not less than 25% of the Voting Rights (as defined below);

          o any failure by an administrative agent duly to observe or perform in any material respect any of its other covenants or obligations under the trust agreement with respect to such series which continues unremedied for thirty days after the giving of written notice of such failure to the administrative agent by the trustee or Select Asset, or to the administrative agent, Select Asset and the trustee by the holders of such certificates evidencing not less than 25% of the Voting Rights; and

          o specified events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings and certain actions by or on behalf of an administrative agent indicating its insolvency or inability to pay its obligations.

Any additional Administrative Agent Termination Events with respect to any given series of certificates will be set forth in the applicable prospectus supplement. In addition, the applicable prospectus supplement and the related series supplement to the trust agreement will specify as to each matter requiring the vote of holders of certificates of a class or group of classes within a given series, the circumstances and manner in which the Required Percentage (as defined below) applicable to each matter is calculated. "Required Percentage" means with respect to any matter requiring a vote of holders of certificates of a given series, the specified percentage (computed on the basis of outstanding Certificate Principal Balance or Notional Amount, as applicable) of certificates of a designated class or group of classes within such series (either voting as separate classes or as a single class) applicable to such matter, all as specified in the applicable prospectus supplement and the related series supplement to the trust agreement. "Voting Rights" evidenced by any certificate will be the portion of the voting rights of all the certificates in the related series allocated in the manner described in the related prospectus supplement (Article I).

          Unless otherwise specified in the applicable prospectus supplement, so long as an Administrative Agent Termination Event under the trust agreement with respect to a given series of certificates remains unremedied, Select Asset or the trustee may, and at the direction of holders of such certificates evidencing not less than the "Required Percentage--Administrative Agent Termination" (as defined in the prospectus supplement, if applicable) of the Voting Rights, the trustee will, terminate all the rights and obligations of the administrative agent under the trust agreement relating to the applicable trust and in and to the related Deposited Assets (other than any Retained Interest of such administrative agent). The trustee will then succeed to all the responsibilities, duties and liabilities of the administrative agent under the trust agreement with respect to such series (except that if the trustee is prohibited by law from obligating itself to make advances regarding delinquent Deposited Assets, then the trustee will not be so obligated) and will be entitled to similar compensation arrangements. In the event that the trustee is unwilling or unable to act, it may or, at the written request of the holders of such certificates evidencing not less than the "Required Percentage--Administrative Agent Termination" of the Voting Rights, it will appoint, or petition a court of competent jurisdiction for the appointment of, an administration agent acceptable to the rating agency with a net worth at the time of such appointment of at least $15,000,000 to act as successor to such administrative agent under the trust agreement with respect to such series. Pending such appointment, the trustee is obligated to act in such capacity (except that if the trustee is prohibited by law from obligating itself to make advances regarding delinquent Deposited Assets, then the trustee will not be so obligated). The trustee and any such successor may agree upon the compensation be paid to such successor, which in no event may be greater than the compensation payable to such administrative agent under the trust agreement with respect to such series.

          No certificateholder will have the right under the trust agreement to institute any proceeding with respect thereto unless the holder previously has given to the trustee written notice of breach and unless the holders of certificates evidencing not less than the "Required Percentage--Remedies" (as defined in the prospectus supplement) of the Voting Rights have made written request upon the trustee to institute such proceeding in its own name as trustee thereunder and have offered to the trustee reasonable indemnity, and the trustee for fifteen days has neglected or refused to institute any such proceeding. The trustee, however, is under no obligation to exercise any of the trusts or powers vested in it by the trust agreement or to make any investigation of matters arising thereunder or to institute, conduct or defend any litigation thereunder or in relation thereto at the request, order or direction of any of the holders of certificates covered by the trust agreement, unless the certificateholders have offered to the trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby.

Modification and Waiver

          Unless otherwise specified in the applicable prospectus supplement, the trust agreement for each series of certificates may be amended by Select Asset and the trustee with respect to such series, without notice to or consent of the certificateholders, for specified purposes including:

          o    to cure any ambiguity;

          o to correct or supplement any provision therein which may be inconsistent with any other provision therein or in the prospectus supplement;

          o to evidence and provide for the acceptance of appointment of a change in trustee for a series of certificates subsequent to the Closing Date for such series, and to add to or change any of the provisions of the trust agreement as shall be necessary to provide for or facilitate the administration of the separate trusts thereunder by more than one trustee;

          o to evidence and provide for the acceptance of appointment thereunder by a successor Trustee with respect to the certificates of one or more Series or to add to or change any of the provisions of such trust agreement as shall be necessary to provide for or facilitate the administration of the trusts thereunder;

          o to add or supplement any credit support for the benefit of any certificateholders (provided that if any such addition affects any series or class of certificateholders differently than any other series or class of certificateholders, then such addition will not, as evidenced by an opinion of counsel, have a material adverse effect on the interests of any affected series or class of certificateholders);

          o to add to the covenants, restrictions or obligations of Select Asset, the administrative agent, if any, or the trustee for the benefit of the certificateholders;

          o to add, change or eliminate any other provisions with respect to matters or questions arising under such trust agreement so long as (x) any such addition, change or elimination will not, as evidenced by an opinion of counsel, affect the tax status of the trust or result in a sale or exchange of any certificate for tax purposes and (y) the trustee has received written confirmation from each rating agency rating such certificates that such amendment will not cause such rating agency to qualify, reduce or withdraw the then current rating thereof;

          o to provide for the issuance of a new series of Certificates pursuant to a series supplement issued thereunder; or

          o    to comply with any requirements imposed by the Code.

Without limiting the generality of the foregoing, unless otherwise specified in the applicable prospectus supplement, the trust agreement may also be modified or amended from time to time by Select Asset, and the trustee, with the consent of the holders of certificates evidencing not less than the "Required Percentage--Amendment" (as defined in the prospectus supplement) of the Voting Rights of those certificates that are materially adversely affected by such modification or amendment for the purpose of adding any provision to or changing in any manner or eliminating any provision of the trust agreement or of modifying in any manner the rights of such certificateholders; provided, however, that in the event modification or amendment would materially adversely affect the rating of any series or class by each rating agency, the "Required Percentage--Amendment" specified in the related series supplement to the trust agreement shall include an additional specified percentage of the certificates of such series or class.

          Except as otherwise set forth in the applicable prospectus supplement, no such modification or amendment may, however, (i) reduce in any manner the amount of or alter the timing of, distributions or payments which are required to be made on any certificate without the consent of the holder of such certificate or (ii) reduce the aforesaid Required Percentage of Voting Rights required for the consent to any amendment without the consent of the holders of all certificates covered by the trust agreement then outstanding.

          Unless otherwise specified in the applicable prospectus supplement, holders of certificates evidencing not less than the "Required Percentage--Waiver" (as defined in the prospectus supplement) of the Voting Rights of a given series may, on behalf of all certificateholders of that series, (i) waive, insofar as that series is concerned, compliance by Select Asset, the trustee or the administrative agent, if any, with certain restrictive provisions, if any, of the trust agreement before the time for such compliance and (ii) waive any past default under the trust agreement with respect to certificates of that series, except a default in the failure to distribute amounts received as principal of (and premium, if any) or any interest on any such certificate and except a default in respect of a covenant or provision the modification or amendment of which would require the consent of the holder of each outstanding certificate affected thereby.

Reports to Certificateholders; Notices

          Reports to Certificateholders. Unless otherwise provided in the applicable prospectus supplement, with each distribution to certificateholders of any class of certificates of a given series, the administrative agent or the trustee, as provided in the related prospectus supplement, will forward or cause to be forwarded to each such certificateholder, to Select Asset and to such other parties as may be specified in the trust agreement, a statement setting forth:

          o the amount of such distribution to certificateholders of such class allocable to principal of or interest or premium, if any, on the certificates of such class; and the amount of aggregate unpaid interest as of such Distribution Date;

          o in the case of certificates with a variable Interest Rate, the Interest Rate applicable to such Distribution Date, as calculated in accordance with the method specified herein and in the related prospectus supplement;

          o the amount of compensation received by the administrative agent, if any, and the trustee for the period relating to such Distribution Date, and such other customary information as the administrative agent, if any, or otherwise the trustee deems necessary or desirable to enable certificateholders to prepare their tax returns;

          o if the prospectus supplement provides for advances, the aggregate amount of advances included in such distribution, and the aggregate amount of unreimbursed advances at the close of business on such Distribution Date;

          o the aggregate stated principal amount or, if applicable, notional principal amount of the Deposited Assets and the current interest rate thereon at the close of business on such Distribution Date;

          o the aggregate Certificate Principal Balance or aggregate Notional Amount, if applicable, of each class of certificates (including any class of certificates not offered hereby) at the close of business on such Distribution Date, separately identifying any reduction in such aggregate Certificate Principal Balance or aggregate Notional Amount due to the allocation of any Realized Losses or otherwise; and

          o as to any series (or class within such series) for which credit support has been obtained, the amount of coverage of each element of credit support included therein as of the close of business on such Distribution Date.

          In the case of information furnished with respect to the amounts of distributions or the amounts of compensation of the administrative agent and the trustee, the amounts shall be expressed as a U.S. dollar amount (or equivalent thereof in any other Specified Currency) per minimum denomination of certificates or for such other specified portion thereof. Within a reasonable period of time after the end of each calendar year, the administrative agent or the trustee, as provided in the related prospectus supplement, shall furnish to each person who at any time during the calendar year was a certificateholder a statement containing the information set forth above with respect to the amounts of distributions or the amounts of compensation of the administrative agent and the trustee, aggregated for such calendar year or the applicable portion thereof during which such person was a certificateholder. Such obligation of the administrative agent or the trustee, as applicable, will be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the administrative agent or the trustee, as applicable, pursuant to any requirements of the Code as are from time to time in effect.

          Notices. Unless otherwise provided in the applicable prospectus supplement, any notice required to be given to a holder of a registered certificate will be mailed to the last address of such holder set forth in the applicable certificate register.

Evidence as to Compliance

          If so specified in the applicable prospectus supplement, the trust agreement will provide that commencing on a certain date and on or before a specified date in each year thereafter, a firm of independent public accountants will furnish a statement to the trustee to the effect that such firm has examined certain documents and records relating to the administration of the Deposited Assets during the related 12-month period (or, in the case of the first such report, the period ending on or before the date specified in the prospectus supplement, which date shall not be more than one year after the related Original Issue Date) and that, on the basis of certain agreed upon procedures considered appropriate under the circumstances, such firm is of the opinion that such administration was conducted in compliance with the terms of the trust agreement, except for such exceptions as such firm shall believe to be immaterial and such other exceptions and qualifications as shall be set forth in such report.

          The trust agreement may also provide for delivery to Select Asset, the administrative agent, if any, and the trustee on behalf of the certificateholders, on or before a specified date in each year, of an annual statement signed by two officers of the trustee to the effect that the trustee has fulfilled its obligations under the trust agreement throughout the preceding year with respect to any series of certificates.

          Copies of the annual accountants' statement, if any, and the statement of officers of the trustee may be obtained by certificateholders without charge upon written request to either the administrative agent or the trustee, as applicable, at the address set forth in the related prospectus supplement.

          In addition, the trust agreement will provide that the trustee shall appoint a firm of independent public accountants to review each of the distribution reports prepared by the trustee pursuant to the trust agreement and to verify that such reports and the calculations made therein were made accurately and in accordance with the terms of the trust agreement and that Select Asset and the trustee have each fulfilled their obligations under the trust agreement. Such accountants will report to the trustee any errors in such distribution reports discovered in verifying such calculations and will render to the trustee an annual examination report within 45 days (or such longer period as may be acceptable to the trustee) following the end of each calendar year that specifies the calculations made in reviewing the distribution reports prepared by the trustee for the previous calendar year and such accountants' associated findings.

Replacement Certificates

          Unless otherwise provided in the applicable prospectus supplement, if a certificate is mutilated, destroyed, lost or stolen, it may be replaced at the corporate trust office or agency of the applicable trustee in the City and State of New York, or such other location as may be specified in the applicable prospectus supplement, upon payment by the holder of such expenses as may be incurred by the applicable trustee in connection therewith and the furnishing of such evidence and indemnity as such trustee may require. Mutilated certificates must be surrendered before new certificates will be issued.

Termination

          The obligations created by the trust agreement for each series of certificates will terminate upon the payment to certificateholders of that series of all amounts held in the related certificate account or by an administrative agent, if any, and required to be paid to them pursuant to the trust agreement following the earlier of (i) the final payment or other liquidation of the last Deposited Asset subject thereto or the disposition of all property acquired upon foreclosure or liquidation of any such Deposited Asset and (ii) the purchase of all the assets of the trust by the party entitled to effect such termination, under the circumstances and in the manner set forth in the related prospectus supplement. In no event, however, will any trust created by the trust agreement continue beyond the respective date specified in the related prospectus supplement. Written notice of termination of the obligations with respect to the related series of certificates under the trust agreement will be provided as set forth above under "--Reports to Certificateholders; Notices--Notices," and the final distribution will be made only upon surrender and cancellation of the certificates at an office or agency appointed by the trustee which will be specified in the notice of termination.

          Any purchase of Deposited Assets and property acquired in respect of Deposited Assets evidenced by a series of certificates will be made at a price approximately equal to the aggregate fair market value of all the assets in the trust (as determined by the trustee, the administrative agent, if any, and, if different than both such persons, the person entitled to effect such termination), in each case taking into account accrued interest at the applicable interest rate to the first day of the month following such purchase or, to the extent specified in the applicable prospectus supplement, a specified price as determined therein (such price, a "Purchase Price"). The exercise of such right will effect early retirement of the certificates of that series, but the right of the person entitled to effect such termination is subject to the aggregate principal balance of the outstanding Deposited Assets for such series at the time of purchase being less than the percentage of the aggregate principal balance of the Deposited Assets at the Cut-off Date for that series specified in the related prospectus supplement.

Duties of the Trustee

          The trustee makes no representations as to the validity or sufficiency of the trust agreement, the certificates of any series or any Deposited Asset or related document. The trustee is not accountable for the use or application by or on behalf of any administrative agent of any funds paid to the administrative agent or its designee in respect of such certificates or the Deposited Assets, or deposited into or withdrawn from the related certificate account or any other account by or on behalf of the administrative agent. If no Administrative Agent Termination Event has occurred and is continuing with respect to any given series, the trustee is required to perform only those duties specifically required under the trust agreement with respect to such series. However, upon receipt of the various certificates, reports or other instruments required to be furnished to it, the trustee is required to examine such documents and to determine whether they conform to the applicable requirements of the trust agreement.

The Trustee

          The trustee for any given series of certificates under the trust agreement will be named in the related prospectus supplement. The commercial bank, national banking association or trust company serving as trustee will be unaffiliated with, but may have normal banking relationships with, Select Asset, any administrative agent and their respective affiliates.

                                CURRENCY RISKS

Exchange Rates and Exchange Controls

          An investment in a certificate having a Specified Currency other than U.S. dollars entails significant risks that are not associated with a similar investment in a security denominated in U.S. dollars. Such risks include, without limitation, the possibility of significant changes in rates of exchange between the U.S. dollar and such Specified Currency and the possibility of the imposition or modification of foreign exchange controls with respect to such Specified Currency. Such risks generally depend on factors over which Select Asset has no control, such as economic and political events and the supply of and demand for the relevant currencies. In recent years, rates of exchange between the U.S. dollar and certain currencies have been highly volatile, and such volatility may be expected in the future. Fluctuations in any particular exchange rate that have occurred in the past are not necessarily indicative, however, of fluctuations in the rate that may occur during the term of any certificate. Depreciation of the Specified Currency for a certificate against the U.S. dollar would result in a decrease in the effective yield of such certificate below its Interest Rate and, in certain circumstances, could result in a loss to the investor on a U.S. dollar basis.

          Governments have from time to time imposed, and may in the future impose, exchange controls that could affect exchange rates as well as the availability of a Specified Currency for making distributions in respect of certificates denominated in such currency. At present, Select Asset has identified the following currencies in which distributions of principal, premium and interest on certificates may be made: Australian dollars, Canadian dollars, Danish kroner, Italian lire, Japanese yen, New Zealand dollars, U.S. dollars and the Euro. However, certificates distributable with Specified Currencies other than those listed may be issued at any time. There can be no assurance that exchange controls will not restrict or prohibit distributions of principal, premium or interest in any Specified Currency. Even if there are no actual exchange controls, it is possible that, on a Distribution Date with respect to any particular certificate, the currency in which amounts then due to be distributed in respect of such certificate are distributable would not be available. In that event, such payments will be made in the manner set forth above under "Description of Certificates--General" or as otherwise specified in the applicable prospectus supplement.

          As set forth in the applicable prospectus supplement, certain of the Underlying Securities may be denominated in a currency other than the Specified Currency. Although payments in respect of principal and interest on the certificates will be made in the Specified Currency, such payments may be based in whole or in part upon receipt by the related trust of payments in the Underlying Securities Currency. An investment in certificates supported by Underlying Securities denominated in a currency other than the Specified Currency entails significant risks not associated with an investment in securities supported by obligations denominated in the same currency as the currency of payment on such securities. Such risks include, without limitation, the possibility of significant changes in rates of exchange between the Specified Currency and the Underlying Securities Currency and the possibility of the imposition or modification of foreign exchange controls with respect to either the Specified Currency or the Underlying Securities Currency.

          PROSPECTIVE PURCHASERS SHOULD CONSULT THEIR OWN FINANCIAL AND LEGAL ADVISORS AS TO THE RISKS ENTAILED BY AN INVESTMENT IN CERTIFICATES DENOMINATED IN A CURRENCY OTHER THAN U.S. DOLLARS. SUCH CERTIFICATES ARE NOT AN APPROPRIATE INVESTMENT FOR PERSONS WHO ARE UNSOPHISTICATED WITH RESPECT TO FOREIGN CURRENCY TRANSACTIONS.

          The information set forth in this prospectus is directed to prospective purchasers of certificates who are United States residents. The applicable prospectus supplement for certain issuances of certificates may set forth certain information applicable to prospective purchasers who are residents of countries other than the United States with respect to matters that may affect the purchase or holding of, or receipt of distributions of principal, premium or interest in respect of, such certificates.

          Any prospectus supplement relating to certificates having a Specified Currency other than U.S. dollars will contain information concerning historical exchange rates for such currency against the U.S. dollar, a description of such currency, any exchange controls affecting such currency and any other required information concerning such currency.

Payment Currency

          Except as set forth below or unless otherwise provided in the applicable prospectus supplement, if distributions in respect of a certificate are required to be made in a Specified Currency other than U.S. dollars and such currency is unavailable due to the imposition of exchange controls or other circumstances beyond Select Asset's control or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions of or within the international banking community, then all distributions in respect of such certificate shall be made in U.S. dollars until such currency is again available or so used. The amounts so payable on any date in such currency shall be converted into U.S. dollars on the basis of the most recently available Market Exchange Rate for such currency or as otherwise indicated in the applicable prospectus supplement.

Tax Considerations

          Pursuant to recently enacted Treasury regulations (the "Disclosure Regulations"), any taxpayer that has participated in a "reportable transaction" and who is required to file a United States federal income tax return must generally attach a disclosure statement disclosing such taxpayer's participation in the reportable transaction to the taxpayer's tax return for each taxable year for which the taxpayer participates in the reportable transaction.

          The Disclosure Regulations provide that, in addition to certain other transactions, a "loss transaction" constitutes a "reportable transaction." A "loss transaction" is any transaction resulting in the taxpayer claiming a loss under section 165 of the Code in an amount equal to or in excess of certain threshold amounts. The Disclosure Regulations specifically provide that a loss resulting from a "section 988 transaction" (as defined in section 988(c)(1) of the Code relating to foreign currency transactions) will constitute a section 165 loss. In the case of individuals or trusts, whether or not the loss flows through from an S corporation or partnership, if the loss arises with respect to a section 988 transaction, the applicable loss threshold amount is $50,000 in any single taxable year. Higher loss threshold amounts apply depending upon the taxpayer's status as a corporation, partnership, or S corporation, as well as certain other factors.

          Based upon the foregoing, in the absence of future administrative pronouncements to the contrary, a holder of certificates that recognizes an exchange loss with respect to the certificates that equals or exceeds the loss threshold amount applicable to such holder may be required to file a disclosure statement (i.e., Internal Revenue Service Form 8886 or substitute form) as an attachment to the holder's tax return for the first taxable year in which the loss threshold amount is reached and to any subsequent tax return that reflects any amount of such section 165 loss from the certificates. It is important to note, however, that the Disclosure Regulations provide that the fact that a transaction is a reportable transaction shall not affect the legal determination of whether the taxpayer's treatment of the transaction is proper.

          Persons considering the purchase of certificates should consult their own tax advisors concerning the application of the rules contained in the Disclosure Regulations with respect to an investment in the certificates and to determine their own tax return disclosure obligations, if any, with respect to an investment in the certificates, including any requirement to file Internal Revenue Service Form 8886.

Foreign Currency Judgments

          Unless otherwise specified in the applicable prospectus supplement, the certificates will be governed by and construed in accordance with the law of the State of New York. Courts in the United States customarily have not rendered judgments for money damages denominated in any currency other than the U.S. dollar. A 1987 amendment to the Judiciary Law of the State of New York provides, however, that an action based upon an obligation denominated in a currency other than U.S. dollars will be rendered in the foreign currency of the underlying obligation and converted into U.S. dollars at the rate of exchange prevailing on the date of the entry of the judgment or decree.

                             PLAN OF DISTRIBUTION

          Certificates may be offered in any of three ways: (i) through underwriters or dealers; (ii) directly to one or more purchasers; or (iii) through agents. The applicable prospectus supplement will set forth the terms of the offering of any series of certificates, which may include the names of any underwriters, or initial purchasers, the purchase price of the certificates and the proceeds to Select Asset from the sale, any underwriting discounts and other items constituting underwriters' compensation, any initial public offering price, any discounts or concessions allowed or reallowed or paid to dealers, any securities exchanges on which the certificates may be listed and the place and time of delivery of the certificates to be offered thereby.

          If underwriters are used in the sale, certificates will be acquired by the underwriters for their own account and may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. Certificates may be offered to the public either through underwriting syndicates represented by managing underwriters or by underwriters without a syndicate. The managing underwriters or underwriters in the United States will include Lehman Brothers Inc., an affiliate of Select Asset. Unless otherwise set forth in the applicable prospectus supplement, the obligations of the underwriters to purchase the certificates will be subject to certain conditions precedent, and the underwriters will be obligated to purchase all of the certificates if any certificates are purchased. Any initial public offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

          Certificates may also be sold through agents designated by Select Asset from time to time. Any agent involved in the offer or sale of certificates will be named, and any commissions payable by Select Asset to such agent will be set forth, in the applicable prospectus supplement. Unless otherwise indicated in the applicable prospectus supplement, any agent will act on a best efforts basis for the period of its appointment.

          If so indicated in the applicable prospectus supplement, Select Asset will authorize agents, underwriters or dealers to solicit offers by certain specified institutions to purchase certificates at the public offering price described in such prospectus supplement pursuant to delayed delivery contracts providing for payment and delivery on a future date specified in such prospectus supplement. Such contracts will be subject only to those conditions set forth in the applicable prospectus supplement and such prospectus supplement will set forth the commissions payable for solicitation of such contracts.

          Any underwriters, dealers or agents participating in the distribution of certificates may be deemed to be underwriters and any discounts or commissions received by them on the sale or resale of certificates may be deemed to be underwriting discounts and commissions under the Securities Act. Agents and underwriters may be entitled under agreements entered into with Select Asset to indemnification by Select Asset against certain civil liabilities, including liabilities under the Securities Act, or to contribution with respect to payments that the agents or underwriters may be required to make in respect thereof. Agents and underwriters may be customers of, engage in transactions with, or perform services for, Select Asset or its affiliates in the ordinary course of business.

          Lehman Brothers Inc. is an affiliate of Select Asset. Lehman Brothers Inc.'s participation in the offer and sale of certificates complies with the requirements of Section 2720 of the Conduct Rules of the National Association of Securities Dealers, Inc. regarding underwriting securities of an affiliate.

          As to each series of certificates, only those classes rated in one of the investment grade rating categories by a rating agency will be offered hereby. Any unrated classes or classes rated below investment grade may be retained by Select Asset or sold at any time to one or more purchasers.

          Affiliates of the underwriters may act as agents or underwriters in connection with the sale of the certificates. Any affiliate of the underwriters so acting will be named, and its affiliation with the underwriters described, in the related prospectus supplement. Also, affiliates of the underwriters may act as principals or agents in connection with market-making transactions relating to the certificates.

                                LEGAL OPINIONS

          Certain legal matters with respect to the certificates will be passed upon for Select Asset and the underwriters by Sidley Austin Brown & Wood LLP or other counsel identified in the applicable prospectus supplement.

                                    PART II


                    INFORMATION NOT REQUIRED IN PROSPECTUS

       OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION (ITEM 14 OF FORM S-3)

          The expenses estimated to be incurred in connection with the issuance and distribution of the securities being registered, other than underwriting compensation, are as set forth below.


SEC Filing Fee for Registration Statement                                                                 $  *

Legal Fees and Expenses                                                                                   $  *

Accounting Fees and Expenses                                                                              $  *

Trustee's Fees and Expenses                                                                               $  *
(including counsel fees)

Blue Sky Fees and Expenses                                                                                $  *

Listing Fees                                                                                              $  *

Printing and Engraving Fees                                                                               $  *

Rating Agency Fees                                                                                        $  *

Miscellaneous                                                                                             $  *

Total                                                                                                     $  *
                                                                                                          -------------

*To be filed by pre-effective amendment.


        INDEMNIFICATION OF DIRECTORS AND OFFICERS (ITEM 15 OF FORM S-3)

          The governing document(s) for each series of the securities being registered will provide that no director, officer, employee or agent of the Registrant is liable to the related trust or the related security holders, except for such person's own willful misfeasance, bad faith or gross negligence in the performance of duties or reckless disregard of obligations and duties. Such governing document(s) will further provide that, with the exceptions stated above, a director, officer, employee or agent of the Registrant is entitled to be indemnified against any loss, liability or expense incurred in connection with legal actions relating to such document(s) and the related securities.

          Any underwriters who execute an underwriting agreement with respect to any of the securities being registered will agree to indemnify the Registrant's directors, its officers who signed this Registration Statement and its controlling persons against certain liabilities which might arise under the Securities Act of 1933 or the Securities Exchange Act of 1934 or other laws to the extent those liabilities arise in connection with the issuance of securities under this Registration Statement.

          Section 145 of the General Corporation Law of Delaware (the "GCL") provides as follows:

          "(a) A corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that the person's conduct was unlawful.

          (b) A corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

          (c) To the extent that a present or former director or officer of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections
          (a) and (b) of this section, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith.

          (d) Any indemnification under subsections (a) and (b) of this section (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the person has met the applicable standard of conduct set forth in subsections (a) and
          (b) of this section. Such determination shall be made, with respect to a person who is a director or officer at the time of such determination, (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or
          (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (4) by the stockholders.

          (e) Expenses (including attorneys' fees) incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation as authorized in this section. Such expenses (including attorneys' fees) incurred by former directors and officers or other employees and agents may be so paid upon such terms and conditions, if any, as the corporation deems appropriate.

          (f) The indemnification and advancement of expenses provided by, or granted pursuant to, the other subsections of this section shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office.

          (g) A corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the corporation would have the power to indemnify such person against such liability under this section.

          (h) For purposes of this section, references to "the corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under this section with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued.

          (i) For purposes of this section, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to "serving at the request of the corporation" shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the corporation" as referred to in this section.

          (j) The indemnification and advancement of expenses provided by, or granted pursuant to, this section shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

          (k) The Court of Chancery is hereby vested with exclusive jurisdiction to hear and determine all actions for advancement of expenses or indemnification brought under this section or under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise. The Court of Chancery may summarily determine a corporation's obligation to advance expenses (including attorneys' fees)."

          The Certification of Incorporation of the Registrant also limits the personal liability of its Directors to the Registrant or its stockholders for monetary damages for breach of fiduciary duty as a Director. The Certificate of Incorporation provides as follows:

          No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that the foregoing shall not eliminate or limit liability of a director (i) for any breach of such director's duty of loyalty to the Corporation or its stockholders, (ii) for any act or omission of the director that is not taken in good faith or which involves the identical misconduct, or a violation of law which such director's knowledge, of if such director, at the time of the act or omission, has reasonable cause to believe that the same is unlawful, (iii) under Section 174 of Title 8 of the Delaware Code, or (iv) for any transaction from which such director derived an improper personal benefit. If the General Corporation Law of Delaware is amended after the date of the filing of this Certificate of Incorporation to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of Delaware as so amended.

          The By-Laws of the Registrant provide that the Registrant shall indemnify each of its directors or officers, who shall serve as a director or officer of the Depositor or of any other corporation at the request of the Depositor, to the fullest extent permitted under and in accordance with the laws of the State of Delaware.

          An affiliate of the Registrant maintains liability insurance covering the directors and principal officers of the Registrant.

                        EXHIBITS (ITEM 16 OF FORM S-3)

Exhibits--

     1.1     --    Form of Underwriting Agreement.

     4.1     --    Form of Trust Agreement, with form of Certificate attached thereto.*

     5.1     --    Opinion of Sidley Austin Brown & Wood LLP with respect to
                   legality (including consent of such firm).

     8.1     --    Opinion of Sidley Austin Brown & Wood LLP with respect to
                   material tax matters (including consent of such firm).

     23.1    --    Consent of Sidley Austin Brown & Wood LLP (included as part of Exhibit 5.1 and Exhibit 8.1).

     24.1    --    Power of Attorney (included on Signature Page).

     25.1    --    Statement of Eligibility of Trustee.*

     *To be filed by pre-effective amendment.


                      UNDERTAKINGS (ITEM 17 OF FORM S-3)

A.   Undertakings Pursuant to Rule 415

The undersigned Registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933,
(ii) to reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement (notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933 if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement), and (iii) to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement; provided, however, that paragraphs (1)(i) and (1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Securities and Exchange Commission by the Registrant pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this Registration Statement.

          (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

B. Undertakings in Respect of Qualification of Trust Indentures in Reliance on Section 305(B)(2) of the Trust Indenture Act of 1939

          The undersigned Registrant hereby undertakes to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of Section 310 of the Trust Indenture Act of 1939 in accordance with the rules and regulations prescribed by the Securities and Exchange Commission under Section 305(b)(2) of the Trust Indenture Act of 1939.

C.   Undertakings in Respect of Indemnification

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies on behalf of Select Asset Inc. (the "Company") that he has reasonable grounds to believe that the Company meets all of the requirements for filing on Form S-3, has reasonable grounds to believe that the security rating requirement contained in Transaction Requirement B.5. of Form S-3 will be met by the time of the sale of the securities requested hereunder and the Company has duly caused this Form S-3 Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on the 4th day of February, 2004.

                               SELECT ASSET INC.

                               By: /s/  William Cronin
                                   -------------------------------------------
                                   Name:   William Cronin
                                   Title:  President

          KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Paul Mitrokostas, separately, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents, and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

          Pursuant to the requirements of the Securities Act of 1933, this Form S-3 Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:



SIGNATURE                                            DATE                                     TITLE

/s/ William Cronin                           February 4, 2004           President, Principal Executive Officer and
---------------------------------------                                 Director
William Cronin

/s/ Paul Mitrokostas                         February 4, 2004           Director
---------------------------------------
Paul Mitrokostas

/s/ James Sullivan                           February 12, 2004          Director
---------------------------------------
James Sullivan

/s/ Carrie Tillman                           February 12, 2004          Director
---------------------------------------
Carrie Tillman

/s/ David Goldfarb                           February 12, 2004          Controller and Principal Financial Officer
---------------------------------------
David Goldfarb


                                 EXHIBIT INDEX

Page Number

     1.1     --    Form of Underwriting Agreement.

     *4.1    --    Form of Trust Agreement, with form of Certificate attached thereto.

     5.1     --    Opinion of Sidley Austin Brown & Wood LLP with respect to
                   legality (including consent of such firm).

     8.1     --    Opinion of Sidley Austin Brown & Wood LLP with respect to
                   material tax matters (including consent of such firm).

     23.1    --    Consent of Sidley Austin Brown & Wood LLP (included as part of Exhibit 5.1 and Exhibit 8.1).

     24.1    --    Power of Attorney (included on Signature Page).

     *25.1   --    Statement of Eligibility of Trustee.

     *To be filed by amendment.